1933 Act File No. 33-43017
                                                      1940 Act File No. 811-6418

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                         |_|

                        Post-Effective Amendment No. 19                      |X|

                                    and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          |X|
                                    OF 1940

                               Amendment No. 19                              |X|

                        LORD ABBETT TAX-FREE INCOME TRUST
                        ---------------------------------
                Exact Name of Registrant as Specified in Charter

                                90 Hudson Street
                          Jersey City, New Jersey 07302
                      Address of Principal Executive Office

                  Registrant's Telephone Number (800) 201-6984
                  --------------------------------------------

                      Christina T. Simmons, Vice President
                                90 Hudson Street
                          Jersey City, New Jersey 07302
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|_| immediately upon filing pursuant to paragraph (b)

|X| on February 1, 2001 pursuant to paragraph (b)

|_| 60 days after filing pursuant to paragraph (a) (1)

|_| on (date) pursuant to paragraph (a) (1)

|_| 75 days after filing pursuant to paragraph (a) (2)

|_| on (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

|_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LORD ABBETT                                            [LOGO](R)

National Tax-Free Income Fund

California Tax-Free Income Fund                        February 1
Connecticut Tax-Free Income Fund                          2001

Hawaii Tax-Free Income Fund
Minnesota Tax-Free Income Fund                         prospectus
Missouri Tax-Free Income Fund
New Jersey Tax-Free Income Fund
New York Tax-Free Income Fund
Texas Tax-Free Income Fund
Washington Tax-Free Income Fund
Florida Series
Georgia Series
Michigan Series
Pennsylvania Series

================================================================================
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class P shares of each Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.
================================================================================

                               Table of Contents

                                 The Funds                                 Page


                                      Goal                                   3

                                      Principal Strategy                     3
                                      Main Risks                             3
                Information about     National Tax-Free Income Fund          6
                performance, fees     California Tax-Free Income Fund        8
                     and expenses     Connecticut Tax-Free Income Fund       10
                                      Hawaii Tax-Free Income Fund            12
                                      Minnesota Tax-Free Income Fund         14
                                      Missouri Tax-Free Income Fund          16
                                      New Jersey Tax-Free Income Fund        18
                                      New York Tax-Free Income Fund          20
                                      Texas Tax-Free Income Fund             22
                                      Washington Tax-Free Income Fund        24
                                      Florida Series                         26
                                      Georgia Series                         28
                                      Michigan Series                        30
                                      Pennsylvania Series                    32

                                Your Investment

         Information for managing     Purchases                              34
                your Fund account     Sales Compensation                     37

                                      Opening Your Account                   38

                                      Redemptions                            38

                                      Distributions and Taxes                39
                                      Services For Fund Investors            42
                                      Management                             43


                            For More Information


                How to learn more     Other Investment Techniques            44
                  about the Funds     Glossary of Shaded Terms               45
                                      Recent Performance                     47

                             Table of Contents Con't

                              Financial Information                        Page


       Financial highlights, line     National Tax-Free Income Fund          50
        graph comparisons of each     California Tax-Free Income Fund        52
     Fund and broker compensation     Connecticut Tax-Free Income Fund       54
                                      Hawaii Tax-Free Income Fund            56
                                      Minnesota Tax-Free Income Fund         58
                                      Missouri Tax-Free Income Fund          60
                                      New Jersey Tax-Free Income Fund        62
                                      New York Tax-Free Income Fund          64
                                      Texas Tax-Free Income Fund             66
                                      Washington Tax-Free Income Fund        68
                                      Florida Series                         70
                                      Georgia Series                         72
                                      Michigan Series                        74
                                      Pennsylvania Series                    76
                                      Compensation For Your Dealer           78


      How to learn more about the
Funds and other Lord Abbett Funds     Back Cover

                                   The Funds


GOAL

      The investment objective of each Fund is to seek the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk. Each Fund (except for the National Fund) also seeks as high a level of interest income exempt from the personal income tax of its state as is consistent with reasonable risk. The New York Fund also seeks as high a level of interest income exempt from New York City personal income tax as is consistent with reasonable risk. At present, Florida, Texas and Washington do not impose a personal income tax.

PRINCIPAL STRATEGY

      To pursue its goal, each Fund invests in municipal bonds which, at the time of purchase, are investment grade or determined by Lord Abbett to be of comparable quality. Under normal market conditions, each Fund attempts to be at least 80% invested in municipal bonds, the interest on which is exempt from federal, its state's and, in the case of the New York Fund, New York City personal income tax. Under normal circumstances, we intend to maintain the average weighted stated maturity of each Fund at between ten and thirty-five years.


      In selecting municipal bonds, we focus on:

      o     Credit Quality - an issuer's ability to pay principal and interest

      o Call Protection - assurance by an issuer that it will not redeem a bond earlier than anticipated

      o Income Tax Exemption - the bond issuer's ability to pay interest free from federal, state and/or local personal income taxes

      o Total Return Potential - the return possibilities for an investment over a period of time, including appreciation and interest


      While typically fully invested, we may take a temporary defensive position in: (i) short-term tax-exempt securities, and (ii) cash, investment grade commercial paper, and short-term U.S. Government Securities (limited to 20% of a Fund's assets). This could reduce tax-exempt income and prevent a Fund from achieving its investment objective.


MAIN RISKS

      For All Funds - Each Fund's performance and the value of its investments will vary in response to changes in interest rates and other market factors. As interest rates rise, a Fund's investments typically will lose value. This risk is usually greater for long-term bonds than for short-term bonds. As a result, the Funds, which tend to invest in longer term bonds than many other municipal bond funds, normally will have more price volatility than those funds.

      Additional risks that could reduce each Fund's performance or increase volatility include the following:


      o Credit risk - the possibility that an issuer of bonds fails to make timely payments of principal or interest. Credit risk varies among states based upon the economic and fiscal conditions of each state and the municipalities within the state


      o Call risk - as interest rates decline, bond issuers may pay off their loans early by buying back the bonds

================================================================================
Lord Abbett Tax-Free
Income Fund, Inc.
  National Tax-Free Income Fund
  California Tax-Free Income Fund
  Connecticut Tax-Free Income Fund
  Hawaii Tax-Free Income Fund
  Minnesota Tax-Free Income Fund
  Missouri Tax-Free Income Fund
  New Jersey Tax-Free Income Fund
  New York Tax-Free Income Fund
  Texas Tax-Free Income Fund
  Washington Tax-Free Income Fund

Lord Abbett Tax-Free
Income Trust
  Florida Series
  Georgia Series
  Michigan Series
  Pennsylvania Series

      We or the Funds refers to any one or more of the portfolios of Lord Abbett Tax-Free Income Fund, Inc. or Lord Abbett Tax-Free Income Trust.

      Lord Abbett refers to Lord, Abbett & Co., each Fund's investment adviser.

      About each Fund. Each Fund is a professionally managed portfolio primarily holding municipal bonds purchased with the pooled money of investors. It strives to reach its stated goal, although as with all mutual funds, it cannot guarantee results.

      Reasonable risk is the volatility each Fund has over time, which we believe will approximate the Lehman Brothers Current Coupon Long Index.


      Municipal Bonds ("bonds") are debt securities issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities which provide income free from federal, state and/or local personal income taxes. Municipal bonds generally are divided into two types:


      o General Obligation Bonds are secured by the full faith and credit of the issuer and its taxing power.

      o Revenue Bonds are payable only from revenue derived from a particular facility or source, such as bridges, tolls or sewer services. Industrial development bonds are revenue bonds.

      You should read this entire prospectus, including "Other Investment Techniques," which concisely describes the other investment strategies used by the Funds and their risks.


                                                                   The Funds | 3

      o Governmental risk - government actions, including local, state and regional factors, could have an adverse effect on municipal bond prices


      o Legislative risk - legislative changes in the tax-exempt character of particular municipal bonds


      o Management risk - if certain sectors or investments do not perform as expected, the Funds could underperform other similar funds or lose money


      Each Fund (except the National Fund) is nondiversified which means that it may invest a greater portion of its assets in a single issuer than a diversified fund. Thus, it may be exposed to greater risk.


      An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds may not be appropriate for all investors and none of the Funds is a complete investment program. You could lose money investing in the Funds.


      State and Puerto Rico Risks - Because each Fund other than the National Fund invests primarily in issuers of its particular state, its performance may be more affected by local, state and regional factors than a fund investing in municipal bonds issued in many states, such as the National Fund. These factors may include economic, policy or state legislative developments, erosion of the tax base and the possibility of credit problems. In addition, downturns or developments in the U.S. economy or in foreign economies may harm the performance of each Fund, and may do so disproportionately as a result of the corresponding disproportionate impact of such occurrences on particular state, territory, or local economies. For example, the poor performance of the major U.S. stock markets in the second through fourth quarters of the year 2000 could reduce revenues collected by state governments and otherwise harm state and local economies.

      o Puerto Rico Bonds - Each Fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors and depends heavily on the stability of the price of oil, the state of the U.S. economy and borrowing costs. Puerto Rico's unemployment rate continues to exceed substantially the U.S. average.

      o California Bonds - Various constitutional and statutory provisions may affect the ability of issuing authorities to meet their financial obligations. Decreases in State and local revenues due to such provisions may reduce the ability of California issuers to satisfy their obligations. California continues to face substantial challenges resulting from growing student enrollments, prison funding required by new mandatory sentencing laws, social service needs, increased demands for general infrastructure spending, and power shortages in the region.

      o Connecticut Bonds - Despite the State's recent strong economic performance, the high level of tax-supported debt and unfunded pension liabilities are a concern as they pose a relatively significant burden on the State's revenue base.

      o Florida Bonds - Florida's tax base is relatively narrow, with most of its revenues derived from the State's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability. In addition, Florida's debt burden has increased recently.

      o Georgia Bonds - Georgia's rapid economic growth and expansion have stressed the State's infrastructure, particularly in the Atlanta area.

      o Hawaii Bonds - In the last decade, Hawaii's economy has performed poorly. Hawaii's economy relies heavily on tourism, and tourism activity has been weak due in part to financial and economic weakness in Asia. Hawaii's economy also relies on construction



4 | The Funds
            and agriculture. Construction activity declined during the 1990s and agriculture, dominated by pineapple and sugar production, experienced increased foreign competition.

      o Michigan Bonds - Michigan's economy remains heavily concentrated in the manufacturing sector and the State's automobile industry remains an important component of this sector. Accordingly, the State's economy is potentially more volatile than those of other states with more diverse economies, and may be more likely to be adversely affected by recent global economic problems and a projected slowdown in the U.S. economy.

      o Minnesota Bonds - The State relies heavily on individual, sales and corporate income taxes for revenues, all of which are sensitive to economic conditions and could be adversely affected by an economic downturn.

      o Missouri Bonds - Economic reversals in the Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds.

      o New Jersey Bonds - State law and the State Constitution restrict appropriations. Statutory or legislative restrictions of this type may adversely affect an issuing authority's ability to repay its obligations.

      o New York Bonds - Growth of the State's economy remains somewhat slower than the national level, employment growth is projected to slow, and the unemployment rate remains above the national rate. The State, New York City, the State's other political subdivisions and the State Authorities are perceived in the marketplace to be financially interdependent. The State's credit is presently affected by the indebtedness of these other entities because of the State's guarantee or other support. This indebtedness is substantial. The State's Authorities are likely to require further financial assistance from the State. The State's overall debt burden is high, future capital needs are significant, and reserve levels are relatively lower than in other states. Moreover, municipalities and school districts have engaged in substantial short-term and long-term borrowing. The State's economy and the financial position of the State and local governments significantly rely on the financial services sector and could be adversely affected by a downturn in the financial markets.

      o Pennsylvania Bonds - Employment growth in Pennsylvania has shown signs of slowing and continues to lag behind the national average.

      o Texas Bonds - Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the State's main revenue source. Any change in federal law that decreases these receipts could have a significant effect on the State's operating budget.

      o Washington Bonds - Downturns in manufacturing and service industries as well as agricultural and timber production could disproportionately affect the State's economy. Continued declines in the forest products industry and related employment opportunities are expected in the future. The Boeing Company is the State's largest employer and the success of Boeing has a significant impact on the State's economy. The State may be moving to impose restrictions on taxation that could cause the value of Washington municipal bonds to diminish. In the last two years, Washington voters have approved two ballot initiatives that limit taxing powers. One of the initiatives was found to be unconstitutional, and the implementation of the other is enjoined as a result of legal challenges.



                                                                   The Funds | 5

                                                        ========================
                        National Tax-Free Income Fund   Symbols: Class A - LANSX
                                                                 Class B - LANBX
                                                                 Class C - LTNSX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) -- Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     91             12.5%
     92              8.7%
     93             13.0%
     94             -8.3%
     95             17.7%
     96              4.0%
     97             10.0%
     98              6.4%
     99             -5.6%
     00             12.7%

Best Quarter   1st Q '95   7.6%                Worst Quarter   1st Q '94   -6.4%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A, B and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                        1 Year      5 Years    10 Years    Since Inception(1)

Class A shares                       9.10%      4.61%        6.47%            --
----------------------------------------------------------------------------------------
Class B shares                       6.95%        --           --           5.02%
----------------------------------------------------------------------------------------
Class C shares                      10.96%        --           --           5.59%
----------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)      11.68%      5.84%        7.32%          6.53%(3)
----------------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                     12.03%      5.19%        6.74%          5.94%(3)
----------------------------------------------------------------------------------------

(1) The dates of inception for each class are: A -4/2/84; B -8/1/96; and C -7/15/96.


(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.


(3) Represents total returns for the period 7/31/96 - 12/31/00, to correspond with Class B and C inception dates.



6 | The Funds

                                                   National Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                             Class A     Class B(2)      Class C       Class P
Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                    3.25%         none          none          none
------------------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(3)                            none(1)       5.00%         1.00%(1)      none
------------------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets)(as a % of average net assets)(4)
------------------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                            0.50%         0.50%         0.50%         0.50%
------------------------------------------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees(5)                                      0.38%         1.00%         1.00%         0.45%
------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                0.14%         0.14%         0.14%         0.14%
------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          1.02%         1.64%         1.64%         1.09%
------------------------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.

(2) Class B shares will convert to Class A shares on the eighth anniversary of your original purchase of Class B shares.


(3) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(4) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(5) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class           1 Year           3 Years           5 Years        10 Years


Class A shares         $426             $639            $  870           $1,532
--------------------------------------------------------------------------------
Class B shares         $667             $817            $1,092           $1,771
--------------------------------------------------------------------------------
Class C shares         $267             $517            $  892           $1,944
--------------------------------------------------------------------------------
Class P shares         $111             $347            $  601           $1,329
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares         $426             $639            $  870           $1,532
--------------------------------------------------------------------------------
Class B shares         $167             $517            $  892           $1,771
--------------------------------------------------------------------------------
Class C shares         $167             $517            $  892           $1,944
--------------------------------------------------------------------------------
Class P shares         $111             $347            $  601           $1,329
--------------------------------------------------------------------------------



                                                                   The Funds | 7

                                                        ========================
                      California Tax-Free Income Fund   Symbols: Class A - LCFIX
                                                                 Class C - CALAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     91             13.4%
     92              9.0%
     93             13.9%
     94            -10.5%
     95             17.4%
     96              3.4%
     97              8.9%
     98              6.1%
     99             -6.4%
     00             14.9%

Best Quarter   1st Q '95   7.7%                Worst Quarter   1st Q '94   -7.3%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                            1 Year     5 Years     10 Years     Since Inception(1)

Class A shares                         11.10%      4.45%        6.29%             --
---------------------------------------------------------------------------------------------
Class C shares                         13.11%        --           --            5.44%
---------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)         11.68%      5.84%        7.32%           6.53%(3)
---------------------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                        12.03%      5.19%        6.74%           5.94%(3)
---------------------------------------------------------------------------------------------


(1)   The dates of inception for each Class are: A -9/3/85; and C -7/15/96.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 7/31/96 - 12/31/00, to correspond with Class C inception date.



8 | The Funds

                                                 California Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                     Class A        Class C        Class P
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
----------------------------------------------------------------------------------------------------------
(as a % of offering price)                                            3.25%          none            none
----------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                    none(1)        1.00%(1)        none
----------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)
----------------------------------------------------------------------------------------------------------

Management Fees (See "Management")                                    0.50%          0.50%           0.50%
----------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                              0.38%          1.00%           0.45%

----------------------------------------------------------------------------------------------------------
Other Expenses                                                        0.10%          0.10%           0.10%
----------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                                  0.98%          1.60%           1.05%

----------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $422             $627              $849            $1,487

--------------------------------------------------------------------------------
Class C shares        $263             $505              $871            $1,900
--------------------------------------------------------------------------------
Class P shares        $107             $334              $579            $1,283
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:


Class A shares        $422             $627              $849            $1,487

--------------------------------------------------------------------------------
Class C shares        $163             $505              $871            $1,900
--------------------------------------------------------------------------------
Class P shares        $107             $334              $579            $1,283
--------------------------------------------------------------------------------


                                                                   The Funds | 9

                                                         =======================
                      Connecticut Tax-Free Income Fund   Symbol: Class A - LACTX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     92              7.9%
     93             13.8%
     94             -7.7%
     95             17.3%
     96              4.2%
     97              8.8%
     98              6.3%
     99             -5.6%
     00             11.8%

Best Quarter   1st Q '95   7.9%                Worst Quarter   1st Q '94   -5.7%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compared to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                        1 Year        5 Years      Since Inception(1)


Class A shares                      8.10%         4.23%              6.29%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)     11.68%         5.84%              7.27%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                    12.03%         5.19%              6.68%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 4/1/91.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 3/31/91 - 12/31/00, to correspond with Class A inception date.



10 | The Funds

                                                Connecticut Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                      Class A            Class P
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
----------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                              3.25%              none
----------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                      none(1)            none
----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                      0.50%              0.50%
----------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                                                0.39%              0.45%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                          0.17%              0.17%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                    1.06%              1.12%

----------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.


12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.


Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:

Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $430             $651              $891            $1,577
--------------------------------------------------------------------------------
Class P shares        $114             $356              $617            $1,363
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $430             $651              $891            $1,577
--------------------------------------------------------------------------------
Class P shares        $114             $356              $617            $1,363
--------------------------------------------------------------------------------



                                                                  The Funds | 11

                                                        ========================
                          Hawaii Tax-Free Income Fund   Symbols: Class A - LAHIX


PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     92              8.5%
     93             14.3%
     94             -8.7%
     95             18.2%
     96              3.8%
     97              8.5%
     98              6.2%
     99             -5.1%
     00             11.4%

Best Quarter   1st Q '95   8.0%                Worst Quarter   1st Q '94   -6.9%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                           1 Year     5 Years      Since Inception(1)


Class A shares                         7.80%       4.11%           5.83%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)        11.68%       5.84%           6.95%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                       12.03%       5.19%           6.18%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 10/28/91.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 10/31/91 - 12/31/00, to correspond with Class A inception date.



12 | The Funds

                                                     Hawaii Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                       Class A            Class P
Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                                3.25%              none
------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                        none(1)            none
------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                        0.50%              0.50%
------------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(3)                                                  0.38%              0.45%

------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            0.14%              0.14%
------------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                                                      1.02%              1.09%

------------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $426             $639              $870            $1,532
--------------------------------------------------------------------------------
Class P shares        $111             $347              $601            $1,329
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $426             $639              $870            $1,532
--------------------------------------------------------------------------------
Class P shares        $111             $347              $601            $1,329
--------------------------------------------------------------------------------



                                                                  The Funds | 13

                                                        ========================
                       Minnesota Tax-Free Income Fund   Symbols: Class A - LAMNX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     95             14.5%
     96              3.4%
     97              8.7%
     98              6.4%
     99             -5.3%
     00             13.0%

Best Quarter   4th Q '00   5.4%                Worst Quarter   1st Q '96   -2.7%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                         1 Year      5 Years       Since Inception(1)


Class A shares                       9.20%        4.35%              5.97%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)      11.68%        5.84%              7.69%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                     12.03%        5.19%              7.09%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 12/27/94.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 12/31/94 - 12/31/00, to correspond with Class A inception date.



14 | The Funds

                                                  Minnesota Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                   Class A           Class P
Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                            3.25%            none
------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                    none(1)          none

------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                    0.50%            0.50%
------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(3)                                              0.00%            0.45%
------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.24%            0.24%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.74%            1.19%

------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

Management fees are payable to Lord Abbett for the Fund's investment management. Lord Abbett is currently waiving the management fees for the Fund. Lord Abbett may stop waiving the management fees at any time. The total operating expense ratio with the fee waiver is 0.24% for Class A and 0.69% for Class P.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.


================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $398             $554              $723            $1,214
--------------------------------------------------------------------------------
Class P shares        $121             $378              $654            $1,443
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $398             $554              $723            $1,214
--------------------------------------------------------------------------------
Class P shares        $121             $378              $654            $1,443
--------------------------------------------------------------------------------



                                                                  The Funds | 15

                                                        ========================
                        Missouri Tax-Free Income Fund   Symbol:  Class A - LAMOX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     92              9.0%
     93             14.6%
     94             -9.1%
     95             17.2%
     96              3.7%
     97              8.5%
     98              5.7%
     99             -4.4%
     00             11.8%

Best Quarter   1st Q '95   7.7%                Worst Quarter   1st Q '94   -6.8%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                       1 Year        5 Years       Since Inception(1)


Class A shares                     8.20%         4.21%              6.24%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)    11.68%         5.84%              7.15%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                   12.03%         5.19%              6.44%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 5/31/91.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 5/31/91 - 12/31/00, to correspond with Class A inception date.



16 | The Funds

                                                   Missouri Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                      Class A            Class P
Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                               3.25%              none
-----------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                       none(1)            none
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

-----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                       0.50%              0.50%
-----------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                                                 0.38%              0.45%
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                           0.17%              0.17%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     1.05%              1.12%

-----------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $429             $648              $886            $1,566
--------------------------------------------------------------------------------
Class P shares        $114             $356              $617            $1,363
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $429             $648              $886            $1,566
--------------------------------------------------------------------------------
Class P shares        $114             $356              $617            $1,363
--------------------------------------------------------------------------------



                                                                  The Funds | 17

                                                         =======================
                       New Jersey Tax-Free Income Fund   Symbol: Class A - LANJX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     92              9.2%
     93             14.3%
     94             -6.8%
     95             17.2%
     96              4.1%
     97              8.9%
     98              6.5%
     99             -5.6%
     00             12.5%

Best Quarter   1st Q '95   7.4%                Worst Quarter   1st Q '94   -5.7%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                          1 Year      5 Years      Since Inception(1)


Class A shares                        8.90%       4.38%            6.74%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)       11.68%       5.84%            7.32%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                      12.03%       5.19%            6.74%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 1/2/91.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 12/31/90 - 12/31/00, to correspond with Class A inception date.



18 | The Funds

                                                 New Jersey Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                    Class A            Class P
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                            3.25%              none
--------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                    none(1)            none
--------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

--------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                    0.50%              0.50%
--------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                                              0.38%              0.45%
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.13%              0.13%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.01%              1.08%

--------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class            1 Year          3 Years           5 Years        10 Years


Class A shares          $425             $636              $865          $1,521
--------------------------------------------------------------------------------
Class P shares          $110             $343              $595          $1,317
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares          $425             $636              $865          $1,521
--------------------------------------------------------------------------------
Class P shares          $110             $343              $595          $1,317
--------------------------------------------------------------------------------



                                                                  The Funds | 19

                                                        ========================
                        New York Tax-Free Income Fund   Symbols: Class A - LANYX
                                                                 Class C - NYLAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     91             13.7%
     92              8.9%
     93             12.7%
     94             -9.3%
     95             15.9%
     96              3.7%
     97              8.5%
     98              6.1%
     99             -4.7%
     00             14.0%

Best Quarter   1st Q '95   7.1%                Worst Quarter   1st Q '94   -5.9%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                            1 Year     5 Years    10 Years    Since Inception(1)

Class A shares                         10.30%      4.65%        6.30%           --
-------------------------------------------------------------------------------------------
Class C shares                         12.33%        --           --          5.58%
-------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)         11.68%      5.84%        7.32%         6.53%(3)
-------------------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                        12.03%      5.19%        6.74%         5.94%(3)
-------------------------------------------------------------------------------------------



(1)   The dates of inception for each class are: A -4/2/84; and C -7/15/96.


(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total returns for the period 7/31/96 - 12/31/00, to correspond with Class C inception date.



20 | The Funds

                                                   New York Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                              Class A         Class C        Class P
Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                       3.25%          none            none
---------------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                               none(1)        1.00%(1)        none
---------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

---------------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                               0.50%          0.50%           0.50%
---------------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                                         0.36%          0.92%           0.45%
---------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                   0.14%          0.14%           0.14%
---------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                             1.00%          1.56%           1.09%

---------------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $424             $633              $860            $1,510
--------------------------------------------------------------------------------
Class C shares        $259             $493              $850            $1,856
--------------------------------------------------------------------------------
Class P shares        $111             $347              $601            $1,329
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $424             $633              $860            $1,510
--------------------------------------------------------------------------------
Class C shares        $159             $493              $850            $1,856
--------------------------------------------------------------------------------
Class P shares        $111             $347              $601            $1,329
--------------------------------------------------------------------------------



                                                                  The Funds | 21

                                                         =======================
                            Texas Tax-Free Income Fund   Symbol: Class A - LATIX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     90              7.7%
     91             13.2%
     92              8.7%
     93             13.0%
     94             -6.9%
     95             18.0%
     96              4.0%
     97              9.7%
     98              5.9%
     99             -6.7%
     00             12.0%

Best Quarter   1st Q '95   7.4%                Worst Quarter   1st Q '94   -6.6%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                               1 Year         5 Years        10 Years


Class A shares(1)                          8.40%          4.06%           6.42%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)            11.68%          5.84%           7.32%
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                           12.03%          5.19%           6.74%
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 1/20/87.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


22 | The Funds

                                                      Texas Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                     Class A            Class P
Shareholder Fees (Fees paid directly from your investment)
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
----------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                              3.25%              none
----------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                      none(1)            none
----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                      0.50%              0.50%
----------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                                                0.38%              0.45%
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                          0.16%              0.16%
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                    1.04%              1.11%

----------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $428             $645              $880            $1,555
--------------------------------------------------------------------------------
Class P shares        $113             $353              $612            $1,352
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $428             $645              $880            $1,555
--------------------------------------------------------------------------------
Class P shares        $113             $353              $612            $1,352
--------------------------------------------------------------------------------



                                                                  The Funds | 23

                                                        ========================
                      Washington Tax-Free Income Fund   Symbols: Class A - LAWAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     93             14.2%
     94             -8.5%
     95             18.1%
     96              4.7%
     97             10.1%
     98              6.5%
     99             -5.9%
     00             12.4%

Best Quarter   1st Q '95   7.3%                Worst Quarter   1st Q '94   -7.2%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                         1 Year      5 Years       Since Inception(1)


Class A shares                       8.80%       4.65%              6.16%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)      11.68%       5.84%              6.92%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                     12.03%       5.19%              6.07%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 4/15/92.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 4/30/92 - 12/31/00, to correspond with Class A inception date.



24 | The Funds

                                                 Washington Tax-Free Income Fund

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                   Class A            Class P
Shareholder Fees (Fees paid directly from your investment)
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                            3.25%             none
-------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                    none(1)           none

-------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
-------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                    0.50%             0.50%
-------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(3)                                              0.00%             0.45%
-------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.21%             0.21%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  0.71%             1.16%

-------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $395             $545              $707            $1,179
--------------------------------------------------------------------------------
Class P shares        $118             $368              $638            $1,409
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $395             $545              $707            $1,179
--------------------------------------------------------------------------------
Class P shares        $118             $368              $638            $1,409
--------------------------------------------------------------------------------



                                                                  The Funds | 25

                                                        ========================
                                       Florida Series   Symbols: Class A - LAFLX
                                                                 Class C - FLLAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     92             10.5%
     93             13.8%
     94             -8.5%
     95             16.8%
     96              2.5%
     97              8.2%
     98              6.2%
     99             -5.5%
     00             11.2%

Best Quarter   1st Q '95   7.5%                Worst Quarter   1st Q '94   -7.0%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A and C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                          1 Year       5 Years     Since Inception(1)


Class A shares                        7.60%        3.66%            5.46%
--------------------------------------------------------------------------------
Class C shares                        9.46%          --             4.68%
--------------------------------------------------------------------------------
Lehman Municipal                                                    6.99%(3)
Bond Index(2)                        11.68%        5.84%            6.53%(4)
--------------------------------------------------------------------------------
Lehman Municipal Long Current                                       6.22%(3)
Coupon Index(2)                      12.03%        5.19%            5.94%(4)
--------------------------------------------------------------------------------

(1)   The dates of inception for each class are: A -9/25/91; and C -7/15/96.


(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total returns for the period 9/30/91 - 12/31/00, to correspond with Class A inception date.

(4) Represents total returns for the period 7/31/96 - 12/31/00, to correspond with Class C inception date.



26 | The Funds

                                                                  Florida Series

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                           Class A         Class C        Class P
Shareholder Fees (Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
-----------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                    3.25%         none            none
-----------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                            none(1)       1.00%(1)        none
-----------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

-----------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                            0.50%         0.50%           0.50%
-----------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(3)                                      0.38%         1.00%           0.45%
-----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                0.13%         0.16%           0.13%
-----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                          1.01%         1.66%           1.08%

-----------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of (a) Class A shares made within 24 months following any purchases made without a sales charge, and (b) Class C shares if they are redeemed before the first anniversary of their purchase.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $425             $636              $865            $1,521
--------------------------------------------------------------------------------
Class C shares        $269             $523              $902            $1,965
--------------------------------------------------------------------------------
Class P shares        $110             $343              $595            $1,317
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $425             $636              $865            $1,521
--------------------------------------------------------------------------------
Class C shares        $169             $523              $902            $1,965
--------------------------------------------------------------------------------
Class P shares        $110             $343              $595            $1,317
--------------------------------------------------------------------------------



                                                                  The Funds | 27

                                                        ========================
                                       Georgia Series   Symbols: Class A - LAGAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     95             17.1%
     96              4.6%
     97             10.5%
     98              7.2%
     99             -4.8%
     00             14.5%

Best Quarter   1st Q '95   6.2%                Worst Quarter   2nd Q '99   -2.9%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================

Share Class                          1 Year      5 Years      Since Inception(1)

Class A shares                       10.80%       5.47%            7.32%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)       11.68%       5.84%            7.69%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                      12.03%       5.19%            7.09%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A is 12/27/94.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total returns for the period 12/31/94 - 12/31/00, to correspond with Class A inception date.



28 | The Funds

                                                                  Georgia Series

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                    Class A             Class P
Shareholder Fees (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
---------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                             3.25%              none
---------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                     none(1)            none

---------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                     0.50%              0.50%
---------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(3)                                               0.00%              0.45%

---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                         0.18%              0.18%
---------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                                                   0.68%              1.13%

---------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management. Lord Abbett is currently waiving the management fees for the Fund. Lord Abbett may stop waiving the management fees at any time. The total operating expense ratio with the fee waiver is 0.18% for Class A and 0.63% for Class P.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years

Class A shares        $392             $535              $691            $1,144
--------------------------------------------------------------------------------
Class P shares        $115             $359              $622            $1,375
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

Class A shares        $392             $535              $691            $1,144
--------------------------------------------------------------------------------
Class P shares        $115             $359              $622            $1,375
--------------------------------------------------------------------------------


                                                                  The Funds | 29

                                                        ========================
                                      Michigan Series   Symbols: Class A - LAMIX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     93             15.6%
     94             -8.2%
     95             18.1%
     96              4.3%
     97              8.8%
     98              6.1%
     99             -4.1%
     00             13.4%

Best Quarter   1st Q '95   8.0%                Worst Quarter   1st Q '94   -6.5%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                       1 Year        5 Years       Since Inception(1)


Class A shares                     9.70%         4.83%              6.10%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)    11.68%         5.84%              6.61%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                   12.03%         5.19%              5.67%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 12/1/92.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 11/30/92 - 12/31/00, to correspond with Class A inception date.



30 | The Funds

                                                                 Michigan Series

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                 Class A             Class P
Shareholder Fees (Fees paid directly from your investment)
------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                          3.25%              none
------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                  none(1)            none

------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                  0.50%              0.50%
------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(3)                                            0.00%              0.45%
------------------------------------------------------------------------------------------------------------
Other Expenses                                                                      0.24%              0.24%
------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                0.74%              1.19%

------------------------------------------------------------------------------------------------------------


(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.

(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance. The 12b-1 Plan for Class A shares of the Fund will not become operative until the net assets of Class A reach $100 million.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $398             $554              $723            $1,214
--------------------------------------------------------------------------------
Class P shares        $121             $378              $654            $1,443
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $398             $554              $723            $1,214
--------------------------------------------------------------------------------
Class P shares        $121             $378              $654            $1,443
--------------------------------------------------------------------------------



                                                                  The Funds | 31

                                                        ========================
                                  Pennsylvania Series   Symbols: Class A - LAPAX

PERFORMANCE

      The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

      The bar chart shows changes in the performance of the Fund's Class A shares from calendar year to calendar year. This chart does not reflect the sales charges applicable to Class A shares. If the sales charges were reflected, returns would be less.

================================================================================
Bar Chart (per calendar year) - Class A Shares
================================================================================

   [The following table was depicted as a bar chart in the printed material.]

     93             14.7%
     94             -8.8%
     95             18.0%
     96              4.2%
     97              9.2%
     98              6.4%
     99             -4.7%
     00             13.3%

Best Quarter   1st Q '95   8.1%                Worst Quarter   1st Q '94   -7.1%
================================================================================

      The table below shows how the average annual total returns of the Fund's Class A shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests. The Fund's returns reflect payment of the maximum applicable front-end or deferred sales charges.


================================================================================
Average Annual Total Returns Through December 31, 2000
================================================================================


Share Class                           1 Year      5 Years     Since Inception(1)


Class A shares                         9.60%        4.81%          6.25%
--------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)        11.68%        5.84%          6.84%(3)
--------------------------------------------------------------------------------
Lehman Municipal Long Current
Coupon Index(2)                       12.03%        5.19%          6.08%(3)
--------------------------------------------------------------------------------


(1)   The date of inception for Class A shares is 2/3/92.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.


(3) Represents total return for the period 1/31/92 - 12/31/00, to correspond with Class A inception date.



32 | The Funds

                                                             Pennsylvania Series

FEES AND EXPENSES

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

================================================================================
Fee Table
================================================================================

                                                                                   Class A             Class P
Shareholder Fees (Fees paid directly from your investment)
--------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
--------------------------------------------------------------------------------------------------------------
(as a % of offering price)                                                            3.25%              none
--------------------------------------------------------------------------------------------------------------

Maximum Deferred Sales Charge (See "Purchases")(2)                                    none(1)            none
--------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)(3)

--------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                    0.50%              0.50%
--------------------------------------------------------------------------------------------------------------

Distribution and Service (12b-1) Fees(4)                                              0.38%              0.45%
--------------------------------------------------------------------------------------------------------------
Other Expenses                                                                        0.15%              0.11%
--------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                  1.03%              1.06%

--------------------------------------------------------------------------------------------------------------

(1) A contingent deferred sales charge of 1.00% may be assessed on certain redemptions of Class A shares made within 24 months following any purchases made without a sales charge.


(2) The maximum CDSC is a percentage of the lesser of the net asset value at the time of the redemption or the net asset value when the shares were originally purchased.

(3) The annual operating expenses have been restated from fiscal year amounts to reflect current fees.

(4) Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


Management fees are payable to Lord Abbett for the Fund's investment management.

12b-1 fees refer to fees incurred for activities that are primarily intended to result in the sale of Fund shares and service fees for shareholder account service and maintenance.

Other expenses include fees paid for miscellaneous items such as shareholder service fees and professional fees.

================================================================================
Example
================================================================================


This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund at maximum sales charge, if any, for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs (including any applicable contingent deferred sales charges) would be:


Share Class          1 Year           3 Years           5 Years         10 Years


Class A shares        $427             $642              $875            $1,543
--------------------------------------------------------------------------------
Class P shares        $108             $337              $585            $1,294
--------------------------------------------------------------------------------


You would pay the following expenses if you did not redeem your shares:


Class A shares        $427             $642              $875            $1,543
--------------------------------------------------------------------------------
Class P shares        $108             $337              $585            $1,294
--------------------------------------------------------------------------------



                                                                  The Funds | 33

                                 Your Investment
Purchases

      The National Fund offers in this prospectus four classes of shares: Class A, B, C and P. The California, New York, and Florida Funds offer three share classes: Class A, C and P. The other Funds offer two share classes:
      Class A and P. Each class in a Fund has different expenses and dividends. You may purchase shares at the net asset value ("NAV") per share determined after we receive your purchase order submitted in proper form. A front-end sales charge may be added to the NAV in the case of the Class A shares. There is no front-end sales charge in the case of Class B, C and P shares, although there may be a contingent deferred sales charge ("CDSC") as described below.

      You should read this section carefully to determine which class of shares represents the best investment option for your particular situation. It may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. You should discuss purchase options with your investment professional.

      For more information, see "Capital Stock and Other Securities" in the Statement of Additional Information.

      We reserve the right to withdraw all or any part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

NAV per share for each class of Fund shares is calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.

================================================================================
Share Classes
--------------------------------------------------------------------------------

 Class A  (All Funds)
          o normally offered with a front-end sales charge

 Class B  (National Fund only)

          o no front-end sales charge, however, a CDSC is applied to shares sold prior to the sixth anniversary of purchase

          o higher annual expenses than Class A shares

          o automatically converts to Class A shares after eight years

 Class C  (National, California, New York and Florida Funds only)

          o no front-end sales charge, however, a CDSC is applied to shares sold prior to the first anniversary of purchase

          o higher annual expenses than Class A shares

 Class P  o available to certain pension or retirement plans and pursuant to a
            Mutual Fund Fee Based Program


34 | Your Investment

================================================================================
Front-End Sales Charges - Class A Shares (All Funds)
================================================================================

                                                                    To Compute
                             As a % of           As a % of       Offering Price
Your Investment           Offering Price      Your Investment     Divide NAV by
================================================================================
Less than $50,000             3.25%                3.36%             .9675
--------------------------------------------------------------------------------
$50,000 to $99,999            2.75%                2.83%             .9725
--------------------------------------------------------------------------------
$100,000 to $249,999          2.50%                2.56%             .9750
$250,000 to $499,999          2.00%                2.04%             .9800
$500,000 to $999,999          1.50%                1.52%             .9850
$1,000,000 and over       No Sales Charge                           1.0000
--------------------------------------------------------------------------------

 The following $1 million category applies only to the Georgia, Michigan, Minnesota and Washington Funds until each Fund's Rule 12b-1 Plan becomes effective, at which time the sales charge table above will apply to the Fund.

--------------------------------------------------------------------------------
$1,000,000 and over           1.00%                1.01%             .9900
--------------------------------------------------------------------------------

      Reducing Your Class A Front-End Sales Charges. Class A shares may be purchased at a discount if you qualify under either of the following conditions:

      o Rights of Accumulation - A Purchaser may apply the value at public offering price of the shares already owned to a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge.

      o Letter of Intention - A Purchaser of Class A shares may purchase additional shares of any Eligible Fund over a 13-month period and receive the same sales charge as if all shares were purchased at once. Shares purchased through reinvestment of dividends or distributions are not included. A Letter of Intention can be backdated 90 days. Current holdings under Rights of Accumulation may be included in a Letter of Intention.

      For more information on eligibility for these privileges, read the applicable sections in the attached application.

      Class A Share Purchases Without A Front-End Sales Charge. Class A shares may be purchased without a front-end sales charge under any of the following conditions:

      o     purchases of $1 million or more*

      o     purchases by Retirement Plans with at least 100 eligible employees*

      o     purchases under a Special Retirement Wrap Program*

      o purchases made with dividends and distributions on Class A shares of another Eligible Fund

      o purchases representing repayment under the loan feature of the Lord Abbett-sponsorship sponsored prototype 403(b) Plan for Class A shares

      o purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

      o     purchases under a Mutual Fund Fee Based Program

      o purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor

            o purchases by each Lord Abbett-sponsored fund's Directors or Trustees (including retired Directors or Trustees), officers of each Lord-Abbett-sponsored fund, employees and partners of Lord Abbett. These categories of purchasers also include family members of such purchasers.

      See the Statement of Additional Information for a listing of other categories of purchasers who qualify for Class A share purchases without a front-end sales charge.

      * These categories may be subject to a CDSC.

Retirement Plans include employer-sponsored retirement plans under the Internal Revenue Code, excluding Individual Retirement Accounts.

Lord Abbett offers a variety of Retirement Plans. Call 800-253-7299 for information about:

o     Traditional, Rollover, Roth and Education IRAs

o     Simple IRAs, SEP-IRAs, 401(k) and 403(b) accounts

o     Defined Contribution Plans

Lord Abbett Distributor LLC ("Lord Abbett Distributor") acts as agent for the Funds to work with investment professionals that buy and/or sell shares of the Funds on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.

Benefit Payment Documentation.
(Class A CDSC only)

o under $50,000 - no documentation necessary

o over $50,000 - reason for benefit payment must be received in writing. Use the address indicated under "Opening Your Account".


                                                            Your Investment | 35

      Class A Share CDSC. If you buy Class A shares under one of the starred
      (*) categories listed above or if you acquire Class A shares in exchange for Class A shares of another Lord Abbett-sponsored fund subject to a CDSC and you redeem any of the Class A shares within 24 months after the month in which you initially purchased those shares, the Fund will normally collect a CDSC of 1% and remit it to the Fund in which you originally purchased the shares.

      The Class A share CDSC generally will be waived for the following conditions:

      o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess distribution under Retirement Plans (documentation may be required)

      o redemptions continuing as investments in another fund participating in a Special Retirement Wrap Program

     Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of their initial purchase. The CDSC declines the longer you own your shares, according to the following schedule:

================================================================================
Contingent Deferred Sales Charges - Class B Shares
================================================================================

Anniversary(1) of the day on                   Contingent Deferred Sales Charge
which the purchase order                       on redemption (as % of amount
was accepted                                   subject to charge)

On                             Before
--------------------------------------------------------------------------------
                               1st                          5.0%
--------------------------------------------------------------------------------
1st                            2nd                          4.0%
--------------------------------------------------------------------------------
2nd                            3rd                          3.0%
--------------------------------------------------------------------------------
3rd                            4th                          3.0%
--------------------------------------------------------------------------------
4th                            5th                          2.0%
--------------------------------------------------------------------------------
5th                            6th                          1.0%
--------------------------------------------------------------------------------
on or after the 6th(2)                                     None
--------------------------------------------------------------------------------

(1) The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversaries for shares purchased on May 1 will be May 1 of each succeeding year.

(2) Class B shares will automatically convert to Class A shares on the eighth anniversary of the purchase of Class B shares.

      The Class B share CDSC generally will be waived under the following circumstances:

o benefit payments under Retirement Plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service or any excess contribution or distribution under Retirement Plans

o Eligible Mandatory Distributions under 403(b) Plans and individual retirement accounts

o     death of the shareholder

o redemptions of shares in connection with Div-Move and Systematic Withdrawal Plans (up to 12% per year)

      See "Systematic Withdrawal Plan" under "Services For Fund Investors" below for more information on CDSCs with respect to Class B shares.

      Class C Share CDSC (National, California, New York and Florida Funds only). The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of the purchase of such shares.

CDSC, regardless of class, is not charged on shares acquired through reinvestment of dividends or capital gains distributions and is charged on the original purchase cost or the current market value of the shares at the time they are being sold, which-ever is lower. In addition, repayment of loans under Retirement Plans and 403(b) Plans will constitute new sales for purposes of assessing the CDSC.

To minimize the amount of any CDSC, each Fund redeems shares in the following order:

1. shares acquired by reinvestment of dividends and capital gains (always free of a CDSC)

2. shares held for six years or more (Class B) or two years or more after the month of purchase (Class A) or one year or more (Class C)

3. shares held the longest before the sixth anniversary of their purchase (Class B) or before the second anniversary after the month of purchase (Class A) or before the first anniversary of their purchase (Class C).


36 | Your Investment

      Class P Shares. Class P shares have lower annual expenses than Class B and Class C shares, no front-end sales charge, and no CDSC. Class P shares are currently sold and redeemed at NAV (a) pursuant to a Mutual Fund Fee Based Program, or (b) to the trustees of, or employer-sponsors with respect to, pension or retirement plans with at least 100 eligible employees (such as a plan under Section 401(a), 401(k) or 457(b) of the Internal Revenue
      Code) which engage an investment professional providing or participating in an agreement to provide certain recordkeeping, administrative and/or sub-transfer agency services to the Funds on behalf of the Class P shareholders.

SALES COMPENSATION

      As part of its plan for distributing shares, the Funds and Lord Abbett Distributor pay sales and service compensation to Authorized Institutions that sell the Funds' shares and service their shareholder accounts.

      Sales compensation originates from two sources, as shown in the table "Fees and Expenses": sales charges which are paid directly by shareholders; and 12b-1 distribution fees that are paid out of a Fund's assets. Service compensation originates from 12b-1 service fees. Because distribution and other fees are paid out on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. The total 12b-1 fees payable annually with respect to each share class are up to .39% of Class A shares (plus distribution fees of up to 1.00% on certain qualifying purchases), 1.00% of Class B and C shares, and .45% of Class P shares. The amounts payable as compensation to Authorized Institutions, such as your dealer, are shown in the chart at the end of this prospectus. The portion of such compensation paid to Lord Abbett Distributor is discussed under "Sales Activities" and "Service Activities." Sometimes we do not pay compensation where tracking data is not available for certain accounts or where the Authorized Institution waives part of the compensation. In such cases, we may not require payment of any otherwise applicable CDSC.

      We may pay Additional Concessions to Authorized Institutions from time to time.

      Sales Activities. We may use 12b-1 distribution fees to pay Authorized Institutions to finance any activity which is primarily intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to a Fund's Class A and Class C shares for activities which are primarily intended to result in the sale of such Class A and Class C shares, respectively. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, Additional Concessions to Authorized Institutions, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

      Service Activities. We may pay 12b-1 service fees to Authorized Institutions for any activity which is primarily intended to result in personal service and/or the maintenance of shareholder accounts. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

12b-1 fees are payable regardless of expenses. The amounts payable by a Fund need not be directly related to expenses. If Lord Abbett Distributor's actual expenses exceed the fee payable to it, the Fund will not have to pay more than that fee. If Lord Abbett Distributor's expenses are less than the fee it receives, Lord Abbett Distributor will keep the full amount of the fee.


                                                            Your Investment | 37

OPENING YOUR ACCOUNT

      MINIMUM INITIAL INVESTMENT

      o Regular account                                                   1,000
      --------------------------------------------------------------------------
      o Individual Retirement Accounts and
        403(b) Plans under the Internal Revenue Code                       $250
      --------------------------------------------------------------------------
      o Uniform Gift to Minor Account                                      $250
      --------------------------------------------------------------------------
      o Invest-A-Matic                                                     $250
      --------------------------------------------------------------------------

      For Retirement Plans and Mutual Fund Fee Based Programs no minimum investment is required, regardless of share class.


      You may purchase shares through any independent securities dealer who has a sales agreement with Lord Abbett Distributor or you can fill out the attached application and send it to the Fund you select at the address stated below. You should carefully read the paragraph below entitled "Proper Form" before placing your order to ensure that your order will be accepted.

      Name of Fund
      P.O. Box 219100
      Kansas City, MO 64121

      Proper Form. An order submitted directly to the Funds must contain: (1) a completed application, and (2) payment by check. When purchases are made by check, redemption proceeds will not be paid until the Fund or transfer agent is advised that the check has cleared, which may take up to 15 calendar days. For more information call the Funds at 800-821-5129.

      By Exchange. Telephone the Funds at 800-821-5129 to request an exchange from any eligible Lord Abbett-sponsored fund.

REDEMPTIONS

      Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form.

      By Broker. Call your investment professional for instructions on how to redeem your shares.

      By Telephone. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Funds at 800-821-5129.

      By Mail. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to sell.

      Include all necessary signatures. If the signer has any Legal Capacity, the signature and capacity must be guaranteed by an Eligible Guarantor. Certain other legal documentation may be required. For more information regarding proper documentation call 800-821-5129.

      Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

      To determine if a CDSC applies to a redemption, see "Class A share CDSC," "Class B share CDSC" or "Class C share CDSC."

Exchange Limitations. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Funds and raise expenses. Accordingly, the Funds reserve the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.

Small Accounts. Our Board may authorize closing any account in which there are fewer than 25 shares if it is in a Fund's best interest to do so.

Eligible Guarantor is any broker or bank that is a member of the medallion stamp program. Most major securities firms and banks are members of this program. A notary public is not an eligible guarantor.


38 | Your Investment

DISTRIBUTIONS AND TAXES

      Each Fund normally declares "exempt-interest dividends" from its net investment income on a daily basis and pays them on a monthly basis. Each Fund distributes its net capital gains (if any) as "capital gains distributions" on an annual basis. Your distributions will be reinvested in your Fund unless you instruct the Fund to pay them to you in cash. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct your Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments. The tax status of distributions is generally the same for all shareholders regardless of how long they have owned Fund shares and whether distributions are reinvested or paid in cash.

      Each Fund seeks to earn income and pay dividends exempt from federal income tax. It is anticipated that substantially all of the Fund's income will be exempt from federal income tax. Each Fund may invest a portion of its assets in securities that pay income that is not exempt from federal income tax. For federal income tax purposes, distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to you as ordinary income.

      Each Fund may invest up to 20% of its net assets in private activity bonds. The income from these bonds is an item of tax preference when determining your federal individual or corporate alternative minimum tax ("AMT").

      Except in tax-advantaged accounts, any sale, redemption or exchange of Fund shares may be taxable to the shareholder under federal, state and local income tax laws.

      If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a potentially taxable distribution.

      Changes in federal or state law or adverse determinations by the Internal Revenue Service, as they relate to certain municipal bonds, may make income from such bonds taxable.

      Information concerning the tax treatment of dividends and other distributions, including the source of dividends and distributions of capital gains by the Funds will be mailed to you each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such dividends and distributions under the federal tax rules that apply to you.

      SINGLE-STATE TAXABILITY OF DISTRIBUTIONS

      For All State Funds - With respect to each state Fund described below, exempt-interest dividends derived from interest income on obligations of that state or its political subdivisions, agencies or instrumentalities and on obligations of the federal government or certain other government authorities, including U.S. territories and possessions, paid to individual shareholders who are residents of that state in most cases will be exempt from tax in that state but will not be exempt from income tax in other states. However, special rules, described below, may apply. Exempt-interest dividends may be subject to that state's franchise or other corporate taxes if received by a corporation subject to such taxes and to state and local taxes in states other than that state. Generally, dividends and


                                                            Your Investment | 39
      distributions, whether received in cash or additional shares, derived from a state Fund's other investment income and capital gains will be subject to state income taxes. Furthermore, a portion of the dividend may be subject to federal, state, or local income tax. Each Fund may invest up to 20% of its net assets in private activity bonds. A portion of each Fund's dividends attributable to private activity bonds may be an item of tax preference for state AMT purposes.

      The following special rules generally apply only to shareholders who are residents of each respective state. Shareholders may be subject to state and local taxes in states other than their resident state. You should consult your tax adviser regarding the treatment of dividends and distributions under the state and local tax rules that apply to you.

      California Fund - The Fund seeks to earn income and pay dividends that will be exempt from California personal income taxes. However, the total amount of California exempt-interest dividends paid to a non-corporate shareholder cannot exceed the shareholder's pro rata share of interest received by the Fund during the taxable year less any expenses and expenditures deemed to have been paid from such interest. Distributions from net realized short-term capital gains will be subject to California personal income tax as ordinary income, while distributions from net realized long-term capital gains may constitute long-term capital gains. Distributions to corporate shareholders may be subject to California franchise or corporate income tax. Such distributions are taxed as ordinary dividends. Distributions other than exempt-interest dividends are includable in income subject to the California individual and corporate AMT.

      Connecticut Fund - The Fund seeks to earn income and pay dividends that will be exempt from Connecticut personal income taxes. However, dividends paid by the Fund that are derived from U.S. obligations may be subject to Connecticut State personal income taxes. Interest divi dends that are distributed by the Fund to entities taxed as corporations under the Connecticut corporation business tax are not exempt from tax. Dividends or distributions that qualify as capital gains dividends for federal income tax purposes are not subject to the Connecticut personal income tax to the extent they are derived from Connecticut obligations. In addition, the portion of exempt-interest dividends paid by the Fund that is derived from interest on Connecticut municipal obligations or obligations of the U.S. government is not subject to the net Connecticut minimum tax on individuals even though treated as a preference item for purposes of the federal AMT.

      Florida Fund - Florida imposes no state personal income tax. However, exempt-interest dividends paid by the Fund to corporate shareholders may be subject to Florida corporate income tax.

      Florida also imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, interests in mutual funds. However, the Fund expects that its shares will be exempt from the Florida intangible personal property tax.

      Georgia Fund - The Fund seeks to earn income and pay dividends that will be exempt from Georgia personal and corporate income taxes.

      Hawaii Fund - The Fund seeks to earn income and pay dividends that will be exempt from Hawaii personal and corporate income taxes.

     Michigan Fund - The Fund seeks to earn income and pay dividends that will be exempt from Michigan personal income taxes. The exempt portion of such income or gains may, however, be reduced by interest or other expenses paid or incurred to purchase or carry shares of the Fund. Income derived from U.S. obligations that is excludable by law from state income tax will be exempt from Michigan personal income tax. However, all exempt-interest dividends from the Fund are included in the determination of taxable net income of corporate shareholders who are subject to Michigan income taxes.


40 | Your Investment

      Minnesota Fund - The Fund seeks to earn income and pay dividends that will be exempt from Minnesota personal income taxes. However, all exempt-interest dividends from the Fund are included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income taxes. Dividends attributable to interest received by the Fund that are a preference item for federal income tax purposes may be subject to the Minnesota AMT. For Minnesota corporations, S corporations and partnerships, Fund distributions may be taken into account in determining the minimum fee that is imposed by the state.

      Missouri Fund - The Fund seeks to earn income and pay dividends that will be exempt from Missouri personal and corporate income taxes. The portion of the Missouri Fund's exempt-interest dividends received by a shareholder that is exempt from Missouri personal or corporate income tax each year may be reduced by interest or other expenses in excess of $500 paid or incurred to purchase or carry the shares of the Fund or other investments producing income that is exempt from Missouri income tax.

      New Jersey Fund - The Fund seeks to earn income and pay dividends that will be exempt from New Jersey State personal income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders who are subject to the New Jersey gross income tax.

      New York Fund - The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, personal income taxes. However, dividends paid by the Fund that are derived from U.S. obligations may not be exempt from New York State personal income taxes. Distributions to corporate shareholders may be subject to New York State corporation franchise tax, as well as New York City general corporation tax.

      Pennsylvania Fund - The Fund seeks to earn income and pay dividends that will be exempt from Pennsylvania personal income taxes. Capital gains distributions from the Fund will be reported as ordinary income for purposes of Pennsylvania personal income taxes. Dividends paid by the Fund that are considered exempt-interest dividends for federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax.

      Pennsylvania county personal property tax may be imposed on shares of the Pennsylvania Fund if the Fund holds certain assets other than exempt securities, including assets attributable to options and financial futures transactions in which the Fund may engage. In such circumstances, a portion of the value of the Fund's shares would be subject to personal property tax.

      Texas Fund - Texas imposes no state personal income tax. Dividends paid by the Fund that are considered exempt-interest dividends are not subject to Texas corporate income tax.

      Washington Fund - Washington imposes no state personal or corporate income tax.

     National Fund

      Shareholders generally will not be able to exclude exempt-interest dividends paid by the National Fund from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of their state of residence when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to your state of residence is properly excludable when determining your state taxable income. In addition, the portion of the National Fund's dividends attributable to private activity bonds will be a tax preference item for federal, and possibly state, AMT purposes.

      The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state or local taxes and how these relate to your own tax situation.


                                                            Your Investment | 41

     SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================

For Investing

Invest-A-Matic (Dollars cost averaging)

You can make fixed, periodic investments ($50 minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the attached application for instructions.

Div-Move

You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic Withdrawal Plan ("SWP")

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable least $10,000, except for Retirement Plans for which there is no minimum. Your amounts. To establish a plan, the value of your shares must be at shares must be in non-certificate form.

Class B shares

The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Funds for assistance in minimizing the CDSC in this situation.

Class B and C shares

Redemption proceeds due to a SWP for Class B and Class C shares will be redeemed in the order described under "CDSC" under "Purchases."

================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

      Exchanges. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of a Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Funds.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


42 | Your Investment

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same share classes of any Eligible Fund.

MANAGEMENT

      The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

      Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the Funds' most recent fiscal years, the fees paid to Lord Abbett were at an annual rate of .50 of 1% for all Funds, except the Minnesota and Georgia Funds. Lord Abbett waived its entire fee of .50 of 1% for these Funds. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.

      Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

      Timothy Browse, Investment Team Leader, has been in the investment management business since 1985. He received his BA from St. Lawrence University, an MBA from Boston University and is the holder of a Chartered Financial Analyst designation. Philip Fang, Investment Manager, has 12 years investment experience. He received his BA from the University of Texas at Austin. Scott Smith, Investment Manager, has been in the investment business since 1990. He received his BA from the University of Maryland at College Park.

      Robert Dow, Managing Partner and Chief Investment Officer, together with Zane Brown, Partner, oversee and review the team's investment strategies and implementation.


                                                                  The Funds | 43

AccountApplication

Mail completed application to:
Lord Abbett Family of Funds
P.O. Box 219100, Kansas City, Missouri 64121

Call Lord Abbett Distributor LLC
for assistance: 800-821-5129

Important Note: If you wish to open an IRA, a separate Account Application, available through Lord Abbett Distributor LLC at 800-821-5129, is required.

================================================================================

1 |  Registration                                   Please Print All Information
     Please complete one registration type. (Choose A, B, or C)

--------------------------------------------------------------------------------
A    [_] Individual or [_] Joint*

--------------------------------------------------------------------------------
Owner's Name (first, middle, last)

[-][-][-] - [-][-] - [-][-][-][-]                     /         /
Social Security Number (required)       ----------------------------------------
                                                  Owner's Date of Birth

--------------------------------------------------------------------------------
Joint Owner's Name (first, middle, last)


                         /           /
--------------------------------------------------------------------------------
Joint Owner's Date of Birth

* In the case of joint registration, this account will be registered Joint Tenants With Rights of Survivorship and not as Tenants-in-Common unless otherwise stated by tenants.

B [_] Custodial Account for Minor (UGMA/UTMA)

--------------------------------------------------------------------------------
Minor's Name (first, middle, last)

--------------------------------------------------------------------------------
Custodian's Name (first, middle, last)

[-][-][-] - [-][-] - [-][-][-][-]                       /         /
Minor's Social Security Number (required) --------------------------------------
                                                   Minor's Date of Birth

C [_] Trust     [_] Qualified Plan

                [_] Corporate, Partnership or Other Entity

If a qualified plan, indicate if this is a:

[_] 401(k)      [_] Profit-Sharing Plan*        [_] Money Purchase Pension Plan*

[_] Defined Benefit Plan       [_] Other (specify)______________________________

* Many plans require additional forms. Check with your investment professional to ensure that you have completed all the necessary forms. Specifically, a separate form, available through Lord Abbett Distributor LLC at 800-874-3733, is required if you wish to designate Investor Fiduciary Trust as your Plan's Trustee.

--------------------------------------------------------------------------------
Trust, Corporation, Partnership or Plan Name

--------------------------------------------------------------------------------
Trust Date

--------------------------------------------------------------------------------
Trustee, Authorized Signee or Plan Administrator's Name (first, middle, last)

[-][-][-] - [-][-] - [-][-][-][-]
[_] Tax Identification Number ("TIN") or [_] Social Security No. (check one)

--------------------------------------------------------------------------------
Co-Trustee, Authorized Signee or Plan Administrator's Name (first, middle, last)

================================================================================
2 | Mailing Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Street or Box Number

--------------------------------------------------------------------------------
City, State, Zip Code

--------------------------------------------------------------------------------
Telephone Number

Are you a: [_] U.S. Citizen  [_] Resident Alien
[_] Non-Resident Alien; country of tax residency is_____________________________

================================================================================
3 | Investments
--------------------------------------------------------------------------------

I would like to make an investment in the following fund(s) and class(es) of shares. (Your check should be payable to Lord Abbett and reference the selected fund(s).) Dollar amounts represent the minimum initial investment for each fund. Numbers in parentheses are for Lord Abbett's internal use only. The minimum initial investment requirement for Invest-A-Matic (Dollar-Cost Averaging), "Div-Move," UGMA/UTMA accounts and Individual Retirement Accounts is $250 for all funds. Please see Section 4 ("Distributions") and Section 8 ("Account Privileges") for details.

                                          Please see next page for Fund listing.

Please Print All Information                                  Class A                 Class B                      Class C
=============================================================================================================================

Aggressive Growth Funds

Lord Abbett Developing Growth Fund - $1,000                                    The Fund is closed to new investors
                                                                 -----------------------------------------------------------
Lord Abbett Growth Opportunities Fund(3) - $1,000          (260) [_]  $              (566) [_]   $              (680) [_]  $
                                                                 -----------------------------------------------------------

Growth Funds
Lord Abbett Alpha Series(1) - $1,000                       (265) [_]  $              (564) [_]   $              (679) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Global Equity Series(2) - $1,000                 (4) [_]  $              (553) [_]   $              (663) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett International Series(1) - $1,000               (263) [_]  $              (562) [_]   $              (677) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Mid-Cap Value Fund - $1,000                     (16) [_]  $              (560) [_]   $              (676) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Large-Cap Growth Fund - $1,000                 (270) [_]  $              (569) [_]   $              (683) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Small-Cap Value Series(3) - $1,000             (261) [_]  $              (559) [_]   $              (674) [_]  $
                                                                 -----------------------------------------------------------

Growth & Income Funds

Lord Abbett Affiliated Fund - $250                          (11) [_]  $              (550) [_]   $              (661) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Growth & Income Series(1) - $1,000             (262) [_]  $              (561) [_]   $              (243) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Large-Cap Series(3) - $1,000                    (46) [_]  $              (552) [_]   $              (675) [_]  $
                                                                 -----------------------------------------------------------

Balanced Fund

Lord Abbett Balanced Series(4) - $1,000                    (259) [_]  $              (565) [_]   $              (667) [_]  $
                                                                 -----------------------------------------------------------

Income Funds
Lord Abbett High Yield Fund(4) - $1,000                    (266) [_]  $              (567) [_]   $              (681) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Bond-Debenture Fund - $1,000                    (13) [_]  $              (557) [_]   $              (673) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Global Income Series(2) - $1,000                 (8) [_]  $              (554) [_]   $              (664) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Limited Duration
   U.S. Government Securities Series(4) - $1,000           (249) [_]  $                                         (668) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett U.S. Government Securities Series(4) - $500     (12) [_]  $              (555) [_]   $              (665) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett World Bond-Debenture Series(1) - $1,000        (264) [_]  $              (563) [_]   $              (678) [_]  $
                                                                 -----------------------------------------------------------

Tax-Free Income Funds*

Lord Abbett National Tax-Free Income Fund(5) - $1,000        (6) [_]  $              (556) [_]   $              (669) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett California Tax-Free Income Fund(5) - $1,000      (2) [_]  $                                         (670) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Connecticut Tax-Free Income Fund(5) - $1,000    (32) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Florida Series(6) - $1,000                      (28) [_]  $                                         (672) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Georgia Series(6) - $1,000                     (257) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Hawaii Tax-Free Income Fund(5) - $1,000         (27) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Michigan Series(6) - $1,000                     (45) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Minnesota Tax-Free Income Fund(5) - $1,000     (258) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Missouri Tax-Free Income Fund(5) - $1,000       (33) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett New Jersey Tax-Free Income Fund(5) - $1,000     (20) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett New York Tax-Free Income Fund(5) - $1,000        (7) [_]  $                                         (671) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Pennsylvania Series(6) - $1,000                 (26) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Texas Tax-Free Income Fund(5) - $1,000           (3) [_]  $
                                                                 -----------------------------------------------------------
Lord Abbett Washington Tax-Free Income Fund(5) - $1,000     (30) [_]  $
                                                                 -----------------------------------------------------------
                                                                                            A special application
Money Market Fund                                                                           for B share purchases
                                                                                            is available through
Lord Abbett U.S. Government Securities                                                      Lord Abbot Distributor    Available for
   Money Market Fund - $1,000                               (15) [_]  $              (558)  LLC at 800-874-3733 (240) exchanges only
                                                                 -----------------------------------------------------------
Other                                                       (  ) [_]  $              (   )       $              (   )      $
                                                                 -----------------------------------------------------------


A check(s) for $ __________________________ is enclosed.

(Or, an order #_______________________________ for ___________________ shares
                        Order Number               Number of Shares

was placed on  _______/________/_________.)
                       Date

================================================================================
4 | Distributions


      Check one box. If you do not check a box, dividends and capital gains distributions will be reinvested in additional shares. Effective June 1, 2001 with respect to distributions payable on or after November 1, 2000 on accounts other than those held in the name of your dealer, if you instruct the Fund to pay distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to then reinvest all subsequent distributions in additional Fund shares in your account. Similarly, any checks representing distributions payable prior to November 1, 2000 and remaining outstanding as of June 1, 2001 will be reinvested in shares of the Fund after June 1, 2001. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks.

--------------------------------------------------------------------------------

Dividends and Capital Gains Distributions

[_] Reinvest dividends and capital gains in my account.
[_] Electronically transmit all dividends directly to my bank.
(You must complete Section 7, "Your Bank Information")
[_] "Div-Move" to another Lord Abbett fund.

(See "Services for Fund Investors" in prospectus.)
[_] Pay all dividends to me by check at the address I have indicated in
    Section 2.

[_] Pay all dividends to me by check at the address I have indicated in
    Section 2 ("Mailing Address").

Reinvest dividends from _________________________________________ Fund+ to:

____________________________________  __________________________________________
      Lord Abbett Fund+                           Account Number

(1) A series of Lord Abbett Securities Trust
(2) A series of Lord Abbett Global Fund, Inc.
(3) A series of Lord Abbett Research Fund, Inc.
(4) A series of Lord Abbett Investment Trust
(5) A series of Lord Abbett Tax-Free Income Fund, Inc.
(6) A series of Lord Abbett Tax-Free Income Trust
+ Must be of the same class of shares and meet fund minimum.
* Not available for sale in all states. Please call 800-821-5129 to find out in which states the Fund is available.

Please Print All Information

================================================================================

5 | Your Investment Professional'sInformation
--------------------------------------------------------------------------------

-------------------------------------------------                --------------------------------------------------------
Investment Professional's Name                                   Investment Professional's Phone Number

-------------------------------------------------                --------------------------------------------------------
Investment Dealer Firm                                           Investment Firm's Phone Number (if different than above)

-------------------------------------------------                --------------------------------------------------------
Branch/Agency                                                    Branch Number

-------------------------------------------------
Branch Address

-------------------------------------------------                --------------------------------------------------------
Investment Professional's Identification Number                  Investment Professional's Signature

================================================================================
6 | InvestorSignature (Sign at "X")

--------------------------------------------------------------------------------

Telephone Exchange Privilege. Call 800-821-5129 to exchange shares of the same class from one Lord Abbett fund to another.

All shareholders have the telephone exchange privilege among shares of the same class Unless refused by checking box here [ ]. Neither the shareholder servicing agent, Lord Abbett, Lord Abbett Distributor LLC, nor the Fund will be liable for following instructions communicated by telephone after employing reasonable procedures to confirm instructions received are genuine.

Under penalties of perjury, I certify that the Social Security or Tax Identification Number ("TIN") shown on this application is my correct TIN and that I am not subject to backup withholding because: (a) I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (b) the IRS has notified me that I am no longer subject to backup withholding.+ The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I/We acknowledge that I/we have received and read the prospectus(es) of the fund(s) selected and agree to the terms within. (Signatures for all registered owners must be included.)

X                                                             /         /
--------------------------------------------------------------------------------
Authorized Signature (Legal Capacity, if needed.                 Date
For example, Trustee, Plan Administrator, etc.)

X                                                             /         /
--------------------------------------------------------------------------------
Authorized Signature (Joint Tenant(s).)                          Date

+ [_] I understand that if I do not provide a TIN to the Fund within 30 days, the Fund may be required to withhold from my account 31% of all reportable payments until I provide a certified number, and that I may be subject to a $50 penalty under the Internal Revenue Code.

This is all you need to do to open your Lord Abbett Fund account. If you qualify for reduced sales charges and/or would like some or all of the optional shareholder services, please complete the appropriate sections that follow.

================================================================================
7 | YourBank Information
    You must enclose a "Void" check with this application.
--------------------------------------------------------------------------------

A copy of this Section will be kept in our files as authority to conduct transactions with your bank.

-----------------------------------------------------------            ----------------------------------------------------------
Name of Bank                                                           Checking Account Number

-----------------------------------------------------------            ----------------------------------------------------------
Bank Account Owner                                                     Bank Account Co-Owner

-----------------------------------------------------------            ----------------------------------------------------------
Bank's Address                                                         City, State, Zip Code

-------------------------------------------------------------------------------------                 ------------------------------
Name(s) and/or Address if different from information provided in Account Registration                 ABA Routing Number

                                                    Continued on following page.

Please Print All Information
================================================================================

If name and/or address
on this bank account is different from that appearing in the account registration, a Signature Guarantee is required:

|               |   Signature(s) and any legal capacity of the signer(s)
|               |   guaranteed by an eligible guarantor.
|               |
|               |   As a convenience to me, for Systematic Investments, I
|               |   authorize you to debit my bank account and invest the
|               |   proceeds into the Lord Abbett fund(s). I agree that your
|               |   rights with respect to each such check shall be the same as
|               |   if I had signed the check personally and drawn it on my Lord
|               |   Abbett fund. This authority is to remain in effect until I
|               |   revoke it; and until you actually receive such notice, I
|               |   agree that you shall be fully protected in honoring any such
|               |   check. I further agree that if any such check be dishonored
|               |   whether with or without cause and whether intentionally or
|               |   inadvertently, you shall be under no liability whatsoever.


Authorized Stamp/Signature

================================================================================

8 | Account Privileges A - Telephone Exchanges and Redemptions

If you do not check below, the convenience of our telephone exchange and redemption privilege will be added to your account. If you would like to make redemptions to a bank, please complete (Section 7) "Your Bank Information."

[_] I DO NOT want the telephone exchange or redemption privilege added to my Fund account.

B - Systematic Investments (Invest-A-Matic) -- Complete
"Your Bank Information" Section 7

Please withdraw $_________________________ ($50 per fund minimum) from the bank account shown in Section 7 ("Your Bank Information"), and invest in the Lord Abbett_____________________________________Fund.

Frequency of Investments:

[_] Twice a month          [_] Monthly (5th or 20th - circle one)
[_] Every other month      [_] Quarterly

Starting date: __________/____________/____________

C - Invest by Phone -- Complete "Your Bank Information" (Section 7)

[_] Yes, I authorize the withdrawal of money from the bank account listed in Section 7 to purchase shares in my mutual fund account according to the procedure in the prospectus.

D - Systematic Withdrawal Plans

I have at least $10,000 in shares (without certificates) in my fund account and I would like to receive payments:

[_] Monthly   [_] Quarterly    [_] Twice a year     [_] Once a year
[_] Startup month and date ________________________ [_] By Check
[_] Electronically transmit payments to my bank. (Complete "Your Bank Information" (Section 7).)

Payments should be based on:

[_] Fixed Dollar. Each payment should be $____________________________
 .
[_] Total Payout. Each payment should be calculated so the principal is exhausted at the end of_______________________________years.

[ ] Variable Dollar. __% annual withdrawal, payment varies based on NAV at time of withdrawal and the annual percentage divided by the number of payments.

Important: With respect to Class B shares, there is no Contingent Deferred Sales Charge on redemptions of up to 12% per year under a systematic withdrawal plan. (See the "Systematic Withdrawal Plan" section of the relevant prospectus.)

E - Sales Charge Reduction for Class A Shares Only

1) Letters of Intention:* If you intend to buy additional shares within a 13-month initial investment period, you may be eligible to receive a discount. Indicate below the aggregate amount of your planned investment:

      [_] $50,000   [_] $100,000   [_] $250,000   [_] $500,000   [_] $1,000,000

__________/___________/____________      __________/___________/____________
           Today's Date                     Date of Initial Purchase

2) Rights of Accumulation:** Whenever you buy shares of a Lord Abbett fund, you may combine the value of those shares with the value of shares that you and your immediate family already own. This combined share value may result in a reduced commission charge. List below the names and account numbers of other Lord Abbett funds owned by you and your immediate family. (See "Purchaser" defined in the glossary of your prospectus.)

-------------------------------------   ----------------------------------------
   Fund Name and Account Number              Fund Name and Account Number


-------------------------------------   ----------------------------------------
   Fund Name and Account Number              Fund Name and Account Number



* Any purchase made within the past 90 days will be included as part of your Letter of Intention. ** Value of shares determined using current public offering prices.



   For more information about our funds:
   Please visit our website:  www.lordabbett.com

      Minnesota Fund - The Fund seeks to earn income and pay dividends that will be exempt from Minnesota personal income taxes. However, all exempt-interest dividends from the Fund are included in the determination of taxable net income of corporate shareholders who are subject to Minnesota income taxes. Dividends attributable to interest received by the Fund that are a preference item for federal income tax purposes may be subject to the Minnesota AMT. For Minnesota corporations, S corporations and partnerships, Fund distributions may be taken into account in determining the minimum fee that is imposed by the state.

      Missouri Fund - The Fund seeks to earn income and pay dividends that will be exempt from Missouri personal and corporate income taxes. The portion of the Missouri Fund's exempt-interest dividends received by a shareholder that is exempt from Missouri personal or corporate income tax each year may be reduced by interest or other expenses in excess of $500 paid or incurred to purchase or carry the shares of the Fund or other investments producing income that is exempt from Missouri income tax.

      New Jersey Fund - The Fund seeks to earn income and pay dividends that will be exempt from New Jersey State personal income taxes. All exempt-interest dividends from the Fund are included in income of corporate shareholders who are subject to the New Jersey gross income tax.

      New York Fund - The Fund seeks to earn income and pay dividends that will be exempt from New York State, as well as New York City, personal income taxes. However, dividends paid by the Fund that are derived from U.S. obligations may not be exempt from New York State personal income taxes. Distributions to corporate shareholders may be subject to New York State corporation franchise tax, as well as New York City general corporation tax.

      Pennsylvania Fund - The Fund seeks to earn income and pay dividends that will be exempt from Pennsylvania personal income taxes. Capital gains distributions from the Fund will be reported as ordinary income for purposes of Pennsylvania personal income taxes. Dividends paid by the Fund that are considered exempt-interest dividends for federal income tax purposes are not subject to the Pennsylvania Corporate Net Income Tax.

      Pennsylvania county personal property tax may be imposed on shares of the Pennsylvania Fund if the Fund holds certain assets other than exempt securities, including assets attributable to options and financial futures transactions in which the Fund may engage. In such circumstances, a portion of the value of the Fund's shares would be subject to personal property tax.

      Texas Fund - Texas imposes no state personal income tax. Dividends paid by the Fund that are considered exempt-interest dividends are not subject to Texas corporate income tax.

      Washington Fund - Washington imposes no state personal or corporate income tax.

     National Fund

      Shareholders generally will not be able to exclude exempt-interest dividends paid by the National Fund from their state taxable income. However, shareholders who are residents of a state that does not impose minimum investment requirements in order for exempt dividends from a fund to be excludible from state taxable income may be eligible to exclude the percentage of income derived from obligations of their state of residence when determining their state taxable income. The amount excludible from state taxable income generally will be relatively small, however. Information concerning the percentage of income attributable to each state will be provided to you. You should confirm with your tax adviser that income attributable to your state of residence is properly excludable when determining your state taxable income. In addition, the portion of the National Fund's dividends attributable to private activity bonds will be a tax preference item for federal, and possibly state, AMT purposes.

      The foregoing is only a summary of important state tax rules. You should consult your tax advisers regarding specific questions as to federal, state or local taxes and how these relate to your own tax situation.


                                                            Your Investment | 41

     SERVICES FOR FUND INVESTORS

AUTOMATIC SERVICES

     Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out your application or by calling 800-821-5129.

================================================================================

For Investing

Invest-A-Matic (Dollars cost averaging)

You can make fixed, periodic investments ($50 minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the attached application for instructions.

Div-Move

You can automatically reinvest the dividends and distributions from your account into another account in any Eligible Fund ($50 minimum).

For selling shares

Systematic Withdrawal Plan ("SWP")

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable least $10,000, except for Retirement Plans for which there is no minimum. Your amounts. To establish a plan, the value of your shares must be at shares must be in non-certificate form.

Class B shares

The CDSC will be waived on redemptions of up to 12% of the current net asset value of your account at the time of your SWP request. For Class B share redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Funds for assistance in minimizing the CDSC in this situation.

Class B and C shares

Redemption proceeds due to a SWP for Class B and Class C shares will be redeemed in the order described under "CDSC" under "Purchases."

================================================================================

OTHER SERVICES

      Telephone Investing. After we have received the attached application (selecting "yes" under Section 8C and completing Section 7), you may instruct us by phone to have money transferred from your bank account to purchase shares of the Funds for an existing account. Each Fund will purchase the requested shares when it receives the money from your bank.

      Exchanges. You or your investment professional may instruct the Funds to exchange shares of any class for shares of the same class of any Eligible Fund. Instruction may be provided in writing or by telephone, with proper identification, by calling 800-821-5129. The Funds must receive instructions for the exchange before the close of the NYSE on the day of your call in which case you will get the NAV per share of the Eligible Fund determined on that day. Exchanges will be treated as a sale for federal tax purposes. Be sure to read the current prospectus for any Fund into which you are exchanging.

      Reinvestment Privilege. If you sell shares of a Fund, you have a one time right to reinvest some or all of the proceeds in the same class of any Eligible Fund within 60 days without a sales charge. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration.

      Account Statements. Every Lord Abbett investor automatically receives quarterly account statements.

      Householding. Shareholders with the same last name and address will receive a single copy of a prospectus and an annual or semi-annual report, unless additional reports are specifically requested in writing to the Funds.


Telephone Transactions. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Funds will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.


42 | Your Investment

      Account Changes. For any changes you need to make to your account, consult your investment professional or call the Funds at 800-821-5129.

      Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same share classes of any Eligible Fund.

MANAGEMENT

      The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $35 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

      Each Fund pays Lord Abbett a monthly fee based on average daily net assets for each month. For the Funds' most recent fiscal years, the fees paid to Lord Abbett were at an annual rate of .50 of 1% for all Funds, except the Minnesota and Georgia Funds. Lord Abbett waived its entire fee of .50 of 1% for these Funds. In addition, each Fund pays all expenses not expressly assumed by Lord Abbett.

      Investment Managers. Lord Abbett uses a team of investment managers and analysts acting together to manage each Fund's investments.

      Timothy Browse, Investment Team Leader, has been in the investment management business since 1985. He received his BA from St. Lawrence University, an MBA from Boston University and is the holder of a Chartered Financial Analyst designation. Philip Fang, Investment Manager, has 12 years investment experience. He received his BA from the University of Texas at Austin. Scott Smith, Investment Manager, has been in the investment business since 1990. He received his BA from the University of Maryland at College Park.

      Robert Dow, Managing Partner and Chief Investment Officer, together with Zane Brown, Partner, oversee and review the team's investment strategies and implementation.


                                                                  The Funds | 43

                                                            For More Information

OTHER INVESTMENT TECHNIQUES

      This section describes some of the investment techniques that might be used by the Funds and their risks.


      Adjusting Investment Exposure. Each Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changing security prices, interest rates, commodity prices and other factors. These strategies may involve buying or selling derivative instruments, such as options and futures contracts, stripped securities, indexed securities and rights and warrants. A Fund may use these transactions to change the risk and return characteristics of its portfolio. If we judge market conditions incorrectly or use a strategy that does not correlate well with a Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These transactions may involve a small investment of cash compared to the magnitude of the risk assumed and could produce disproportionate gains or losses.

      Concentration. No Fund generally intends to invest more than 25% of its total assets in any industry, other than tax-exempt securities issued by governments or political subdivisions of governments that are not considered part of any "industry." Where nongovernmental users of facilities financed by tax-exempt revenue bonds are in the same industry (such as frequently occurs in the electric utility and health care industries), there may be additional risk to a Fund in the event of an economic downturn in that industry. This may result generally in a lowered ability of such users to make payments on their obligations. The electric utility industry is relatively stable but subject to rate regulation vagaries. The health care industry suffers from two main problems - affordability and access.

      Diversification. The National Fund is a diversified fund, which means that with respect to 75% of its total assets, it will not purchase a security if, as a result, more than 5% of the Fund's total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. Each of the other Funds is a nondiversified mutual fund. A nondiversified fund may invest a greater portion of its assets in, and own a greater amount of the voting securities of, a single issuer than a diversified fund. As a result, the value of such a fund's investments may be more affected by any single adverse economic, political or regulatory occurrence than the investments of a diversified fund would be.

      Futures Contracts and Options on Futures Contracts. Each Fund may enter into financial futures contracts and related option transactions for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified financial instrument at a specific future date and price on an exchange or the over-the-counter market ("OTC"). A Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margins and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

      Investment Grade Debt Securities. These are debt securities which are rated within the four highest grades assigned by Moody's Investors Service, Inc. (Aaa, Aa, A, Baa), Standard & Poor's Ratings Services (AAA, AA, A, BBB) or Fitch Investors Service (AAA,



44 | For More Information

      AA, A, BBB), or are unrated but determined by Lord Abbett to be of comparable quality. At least 70% of the municipal bonds in each Fund at the time of purchase must be rated within the three highest grades or deemed to be of comparable quality by Lord Abbett.

      Option Transactions. Each Fund may purchase and write put and call options on securities that are traded on national securities exchanges and securities indices. Each Fund may write (sell) covered call options and secured put options on up to 25% of its net assets and may purchase put and call options and purchase and sell futures contracts provided that no more than 5% of its net assets (at the time of purchase) may be invested in premiums on such options and initial margin deposits on such futures contracts.

      Risks of Futures Contracts and Options Transactions. A Fund's transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result from a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these investment techniques also involves the risk of loss if Lord Abbett is incorrect in its expectation of fluctuations in securities prices. In addition, the loss that may be incurred by a Fund in entering into futures contracts and in writing call options is potentially unlimited and may exceed the amount of the premium received.

      Private Activity or Industrial Development Bonds. Each Fund may invest up to 20% of its net assets (less any amount invested in the temporary taxable investments described under "Main Risks") in private activity bonds. A Fund's dividends derived from interest on such bonds would be considered a preference item for purposes of the computation of the federal AMT. A Fund's dividends derived from such interest may increase the federal AMT liability of corporate shareholders that are subject to the tax based on the excess of their adjusted current earnings over their taxable income. In addition, the credit quality of such bonds usually is directly related to the credit standing of the private user of the facilities.

      Residual Bonds. Each Fund may invest up to 20% of its net assets in residual interest bonds ("RIBs") to enhance and increase portfolio duration. A RIB, sometimes referred to as an inverse floater, is a debt instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another specific fixed-rate security ("specific fixed-rate security"). Changes in the interest rate on the specific fixed-rate security inversely affect the residual interest rate paid on the RIB, with the result that when interest rates rise, RIBs' interest payments are lowered and their value falls faster than securities similar to the specific fixed-rate security. In an effort to mitigate this risk, each Fund purchases fixed-rate bonds which are less volatile. When interest rates fall, not only do RIBs provide interest payments that are higher than securities similar to the specific fixed-rate security, but their values also rise faster than securities similar to the specific fixed-rate security.

GLOSSARY OF SHADED TERMS


      Additional Concessions. Lord Abbett Distributor may, for specified periods, allow dealers to retain the full sales charge for sales of shares or may pay an additional concession to a dealer who sells a minimum dollar amount of our shares and/or shares of other Lord Abbett-sponsored funds. In some instances, such additional concessions will be offered only to certain dealers expected to sell significant amounts of shares. Additional payments may be paid from Lord Abbett Distributor's own resources or from distribution fees


                                                       For More Information | 45
      received from a Fund and will be made in the form of cash or, if permitted, non-cash payments. The non-cash payments will include business seminars at Lord Abbett's headquarters or other locations, including meals and entertainment, or the receipt of merchandise. The cash payments may include payment of various business expenses of the dealer.

      In selecting dealers to execute portfolio transactions for a Fund's portfolio, if two or more dealers are considered capable of obtaining best execution, we may prefer the dealer who has sold our shares and/or shares of other Lord Abbett-sponsored funds.

      Authorized Institutions. Institutions and persons permitted by law to receive service and/or distribution fees under a Rule 12b-1 Plan are "Authorized Institutions." Lord Abbett Distributor is an Authorized Institution.


      Eligible Fund. An Eligible Fund is any Lord Abbett-sponsored fund except for: (1) certain tax-free, single-state Funds where the exchanging shareholder is a resident of a state in which such a Fund is not offered for sale; (2) Lord Abbett Series Fund; (3) Lord Abbett U.S. Government Securities Money Market Fund ("GSMMF"); and (4) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund's shares (except for holdings in GSMMF which are attributable to any shares exchanged from the Lord Abbett Family of Funds). An Eligible Fund also is any Authorized Institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria.


      Eligible Mandatory Distributions. If Class B shares represent a part of an individual's total IRA or 403(b) investment, the CDSC will be waived only for that part of a mandatory distribution which bears the same relation to the entire mandatory distribution as the B share investment bears to the total investment.

      Legal Capacity. With respect to a redemption request, if (for example) the request is on behalf of the estate of a deceased shareholder, John W. Doe, by a person (Robert A. Doe) who has the legal capacity to act for the estate of the deceased shareholder because he is the executor of the estate, then the request must be executed as follows: Robert A.Doe, Executor of the Estate of John W. Doe. That signature using that capacity must be guaranteed by an Eligible Guarantor.

      Similarly, if (for example) the redemption request is on behalf of the ABC Corporation by a person (Mary B. Doe) that has the legal capacity to act on behalf of this corporation, because she is the President of the corporation, then the request must be executed as follows: ABC Corporation by Mary B.Doe, President. That signature using that capacity must be guaranteed by an Eligible Guarantor (see example in right column).

      Mutual Fund Fee Based Program. Certain unaffiliated authorized brokers, dealers, registered investment advisers or other financial institutions ("entities") who either (1) have an arrangement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares (and sometimes providing for acceptance of orders for such shares on our behalf) in particular investment products made available for a fee to clients of such entities, or (2) charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.


      Purchaser. The term "purchaser" includes: (1) an individual, (2) an individual and his or her spouse and children under the age of 21, and (3) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee benefit trust qualified under Section 401 of the Internal Revenue Code - more than one qualified employee benefit trust of a single employer, including its consolidated subsidiaries, may be considered a single trust, as may qualified


Guaranteed signature. An acceptable form of guarantee would be as follows:

o In the case of the estate -

Robert A. Doe
Executor of the Estate of
John W. Doe

[Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR

                                /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
                                                            AUTHORIZED SIGNATURE
  [960]                                                       X 9 3 0 3 4 7 0
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                                                              SR

o In the case of the corporation - ABC Corporation

Mary B. Doe

By Mary B. Doe, President

[Date]

                              SIGNATURE GUARANTEED
                              MEDALLION GUARANTEED
                               NAME OF GUARANTOR

                                /s/ [ILLEGIBLE]
--------------------------------------------------------------------------------
                                                            AUTHORIZED SIGNATURE
  [960]                                                       X 9 3 0 3 4 7 0
                SECURITIES TRANSFER AGENTS MEDALLION PROGRAM(SM)
                                                                              SR


46 | For More Information
      plans of multiple employers registered in the name of a single bank trustee as one account), although more than one beneficiary is involved.

      Special Retirement Wrap Program. A program sponsored by an Authorized Institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a Mutual Fund Fee Based Program. Such characteristics include, among other things, the fact that an Authorized Institution does not charge its clients any fee of a consulting or advisory nature that is economically equivalent to the distribution fee under the Class A 12b-1 Plan and the fact that the program relates to participant-directed Retirement Plans.

RECENT PERFORMANCE


      The following is a discussion of recent performance for the fiscal year ended September 30, 2000. This period was characterized by scarce supply and strong individual investor demand which evolved over the year to dominate the tax-free bond market. However, the fiscal year began with selling pressure arising from Y2K concerns and tax loss selling. This drove the prices on most tax-free bonds down to discount levels by early 2000. Since bond yields move in the opposite direction of their prices, the yields - or coupons - of tax-free bonds reached attractive levels relative to the yields of Treasury securities of the same maturities. As a result, long-term municipal bonds yielded roughly 95% of what U.S. Treasuries yielded over the period which, we believe, set the stage for tremendous value in tax-free bonds.

      As 2000 progressed, investor demand surged, and interest focused on municipal bonds of short- and intermediate-term maturities (15 years and less) and on coupon income. In addition, credit quality seemed to gain importance among investors as their appetite for risk dampened due to the increasing volatility of the stock markets. Overall, investor interest in fixed-income investments, particularly municipal bonds, rebounded and the favorable conditions surrounding municipal bonds fortified investors' views of tax-free bonds as an attractive alternative to taxable investments.

      Over the past 12 months, we continued to emphasize the high credit quality of the portfolios with well over 50% of the portfolios' assets consistently invested in AAA/Aaa-rated securities. In general, bonds issued by entities in the utilities and transportation sectors, as well as general obligation bonds, have performed well and have been a key focus of the portfolios. The average call protection (the length of time during which a bond cannot be paid off or, "called," by the issuer) of the portfolios remained between eight and nine years as we focused on bonds with maturities between 20 and 30 years.

      Early in the period, we did not "jump on the bandwagon" and sell bonds that had depreciated in price; however, we did selectively swap bonds in order to take some tax losses. Taking tax losses benefits investors in a Fund in that it helps offset realized gains the portfolio has made and, in effect, helps shield shareholders from receiving taxable capital gains distributions in the future. At the same time, we started making new purchases of de minimis, or deeply discounted bonds (bonds selling at substantial discount to par).

      Throughout the period, we took the opportunity to add more long-term bonds to the portfolios to capture attractive yields that have not been available since 1995. By moving out on the yield curve (extending the average maturity of the portfolios), we were able to continue our emphasis on call protection while adding to the portfolios' coupon income.

      In addition, we consider many of these longer-term, higher coupon bonds good candidates to be pre-refunded if rates fall significantly. Pre-refunded bonds are older tax-free



                                                       For More Information | 47
      bonds that are "prepaid" by the proceeds of a second bond issue. The proceeds of this second issuance are used to "call" or pay off the original issue at its first call date. Until that time, the monies are held in escrow and are usually invested in U.S. Treasuries. As a result, when a bond is pre-refunded, it has virtually no default risk and typically appreciates in value. Our decision to add these longer-term bonds contributed significantly to the Funds' good performance throughout the last three quarters of the fiscal year.

      Our position in deeper discount, tax-free bonds was another factor in the Funds' positive performance since these bonds also performed well. Our few holdings in the healthcare sector detracted slightly from performance late in the period, but since we avoid lower-rated issues in general, we held far fewer of these bonds than many of our competitors. Therefore, the impact these bonds had on the Funds' performance was minimal. On a positive note, most of the portfolios held tax-free bonds issued in Puerto Rico, which performed extremely well, particularly at the end of the period. This was due largely to the fact that Puerto Rico bonds benefited from a dearth of supply of new bonds in most high-tax states; therefore, tax-free investors in those states sought Puerto Rico bonds, which generally provide tax-free income in all states.

      Based on the strong fundamentals and low supply in the current municipal bond arena, we remain positive in our outlook on municipal bonds and plan to keep our current strategy and portfolio structures intact. We will continue our efforts to generate high monthly dividends and to identify tax-free bonds representing good value, with a focus on bonds of high credit quality and with maturities of 20 to 30 years. Given the right conditions, we may sell off a select portion of the bonds we purchased at a discount as they appreciate in price in order to lock in gains for the portfolios. We believe that the portfolios are well positioned for the stable-to-declining interest rate environment we envision for the months ahead. Since municipal bonds continue to offer investors favorable, tax-free income relative to Treasuries and with low credit risk, we anticipate investor interest will stay strong.



48 | For More Information

                       THIS PAGE INTENTIONALLY LEFT BLANK


                                                       For More Information | 49

                                                   National Tax-Free Income Fund

                             Financial Information

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

==============================================================================================================
                                                                      Class A Shares
                                            ------------------------------------------------------------------
                                                                 Year Ended September 30,
Per Share Operating Performance:             2000             1999          1998          1997          1996
Net asset value, beginning of year          $10.79           $11.98        $11.48        $11.08        $11.00
--------------------------------------------------------------------------------------------------------------
Income from investment operations
--------------------------------------------------------------------------------------------------------------
  Net investment income                        .51(a)           .59           .60           .59           .60
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
--------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                 .01            (1.03)          .47           .41           .08
--------------------------------------------------------------------------------------------------------------
Total from investment operations               .52             (.44)         1.07          1.00           .68
--------------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------------------------------------------------------------------------------
  Dividends from net investment income        (.55)            (.56)         (.57)         (.60)         (.60)
--------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain          --             (.19)           --            --            --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $10.76           $10.79        $11.98        $11.48        $11.08
--------------------------------------------------------------------------------------------------------------
Total Return(b)                               5.02%           (3.85%)        9.60%         9.30%         6.31%
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
--------------------------------------------------------------------------------------------------------------
  Expenses, including wavier                   .98%(e)          .95%          .88%          .87%          .90%
--------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                   .99%             .95%          .88%          .87%          .90%
--------------------------------------------------------------------------------------------------------------
  Net investment income                       4.85%            5.10%         5.18%         5.27%         5.63%
==============================================================================================================

                                                       Class B Shares                                 Class C Shares
                                                   Year Ended September 30,                      Year Ended September 30,
                                        ---------------------------------------------  ---------------------------------------------
Per Share Operating Performance:         2000       1999     1998    1997   1996(d)     2000      1999     1998    1997   1996(d)
Net asset value, beginning of year      $10.82     $11.98   $11.50  $11.08  $11.05     $10.81    $11.99   $11.49  $11.08  $10.90
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                    .44(a)     .51      .52     .56     .09        .45(a)    .50      .52     .51     .11
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
    gain on securities                     .01       (.99)     .46     .41     .03       (.01)    (1.01)     .47     .42     .19
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations           .45       (.48)     .98     .97     .12        .44      (.51)     .99     .93     .30
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income    (.48)      (.49)    (.50)   (.55)   (.09)      (.48)     (.48)    (.49)   (.52)   (.12)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain      --       (.19)      --      --      --         --      (.19)      --      --      --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year            $10.79     $10.82   $11.98  $11.50  $11.08     $10.77    $10.81   $11.99  $11.49  $11.08
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                           4.32%     (4.30)%   8.85%   8.95%   1.16%(c)   4.23%    (4.45)%   8.80%   8.61%   2.71%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver              1.63%(e)   1.54%    1.47%   1.37%    .20%(c)   1.63%     1.63%    1.61%   1.59%    .34%(c)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver              1.63%      1.54%    1.47%   1.37%    .20%(c)   1.64%     1.63%    1.61%   1.59%    .34%(c)
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                   4.15%      4.41%    4.49%   4.65%    .68%(c)   4.19%     4.38%    4.44%   4.54%    .96%(c)
====================================================================================================================================

                                                              Year Ended September 30,
                                        ---------------------------------------------------------------------
Supplemental Data For All Classes:        2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (000)           $539,781       $597,063       $658,310       $646,736       $672,344
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   185.25%        254.13%        304.15%        232.64%        205.35%
=============================================================================================================

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d) From commencement of operations for each class of shares: August 1, 1996 (Class B) and July 15, 1996 (Class C).

(e)   The ratio includes expenses paid through an expense offset arrangement.

                                                   National Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of General Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   General Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/90             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/91             $11,302               $10,935           $11,319               $11,485             $11,314
09/30/92             $12,520               $12,114           $12,502               $12,749             $12,499
09/30/93             $14,343               $13,878           $14,095               $14,746             $14,164
09/30/94             $13,533               $13,095           $13,751               $13,677             $13,649
09/30/95             $14,866               $14,383           $15,289               $14,804             $15,014
09/30/96             $15,803               $15,290           $16,212               $15,822             $15,907
09/30/97             $17,273               $16,713           $17,674               $17,243             $17,324
09/30/98             $18,930               $18,316           $19,214               $18,992             $18,792
09/30/99             $18,201               $17,609           $19,080               $18,338             $18,240
09/30/00             $19,115               $18,494           $20,258               $19,105             $19,134


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                1 Year          5 Years     10 Years (or Life)
================================================================================
Class A(4)                       1.60%            4.46%            6.34%
--------------------------------------------------------------------------------
Class B(5)                       -0.67%             --             4.01%
--------------------------------------------------------------------------------
Class C(6)                       3.24%              --             4.60%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance.

(3)   Source: Lipper, Inc.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 4/2/84.

(5) The Class B shares were first offered on 8/1/96. Performance reflects the deduction of a CDSC of 4% (for 1 year) and 3% (for life of the class).

(6) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSCof 1% (for 1 year) and no charge (for life of class).



                                                      Financial Information | 51

                                                 California Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

====================================================================================================================================
                                                                                Class A Shares
                                              --------------------------------------------------------------------------------------
                                                                           Year Ended September 30,
Per Share Operating Performance:                2000             1999          1998          1997          1996(d)          1996
Net asset value, beginning of year            $10.16           $11.12        $10.72        $10.43        $10.32           $10.41
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                          .53(a)           .54           .54           .56           .05              .57
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                   .12             (.98)          .39           .29           .11             (.09)
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .65             (.44)          .93           .85           .16              .48
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income          (.52)            (.52)         (.53)         (.56)         (.05)            (.57)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain                             --            --            --            --               --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $10.29           $10.16        $11.12        $10.72        $10.43           $10.32
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                 6.62%           (4.09)%        8.86%         8.39%         1.53%(c)         4.65%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                     .94%(f)          .93%          .87%          .72%          .07%(c)          .75%
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                     .94%             .93%          .87%          .85%          .07%(c)          .86%
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                         5.30%            4.96%         4.98%         5.38%          .44%(c)         5.41%
====================================================================================================================================

                                                                              Class C Shares
                                            ----------------------------------------------------------------------------------------
                                                                          Year Ended September 30,
Per Share Operating Performance:              2000             1999          1998          1997          1996(d)          1996(e)
Net asset value, beginning of year          $10.16           $11.12        $10.72        $10.43        $10.32           $10.28
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                        .47(a)           .46           .47           .48           .04              .07
------------------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                 .12             (.98)          .38           .29           .11              .04
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .59             (.52)          .85           .77           .15              .11
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income        (.45)            (.44)         (.45)         (.48)         (.04)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $10.30           $10.16        $11.12        $10.72        $10.43           $10.32
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                               6.02%           (4.77)%        8.09%         7.59%         1.47%(c)         1.16%(c)
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                  1.55%(f)         1.60%         1.59%         1.46%          .13%(c)          .17%(c)
------------------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                  1.55%            1.60%         1.59%         1.59%          .13%(c)          .21%(c)
------------------------------------------------------------------------------------------------------------------------------------
  Net investment income                       4.70%            4.28%         4.26%         4.64%          .38%(c)          .65%(c)
====================================================================================================================================

                                                                      Year Ended September 30,
                                        --------------------------------------------------------------------------------------------
Supplemental Data For All Classes:        2000           1999           1998           1997           1996(d)          1996(e)
Net assets, end of year (000)           $196,687       $219,880       $264,405       $273,009       $294,837         $291,611
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                   100.22%        185.43%        187.26%        121.97%          2.74%          132.37%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   One month ended September 30, 1996.

(e) From July 15, 1996, commencement of operations for Class C shares, to August 31, 1996.

(f)   The ratio includes expenses paid through an expense offset arrangement.



52 | Financial Information

                                                 California Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of California Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   California Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/90             $10,000                $9,677           $10,000               $10,000             $10,000
09/30/91             $11,383               $11,015           $11,319               $11,485             $11,273
09/30/92             $12,637               $12,228           $12,502               $12,749             $12,342
09/30/93             $14,564               $14,094           $14,095               $14,746             $14,035
09/30/94             $13,606               $13,166           $13,751               $13,677             $13,458
09/30/95             $14,780               $14,303           $15,289               $14,804             $14,784
09/30/96             $15,589               $15,084           $16,212               $15,822             $15,771
09/30/97             $16,896               $16,350           $17,674               $17,243             $17,187
09/30/98             $18,393               $17,799           $19,214               $18,992             $18,721
09/30/99             $17,639               $17,070           $19,080               $18,339             $18,170
09/30/00             $18,808               $18,200           $20,258               $19,105             $19,291


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                1 Year           5 Years      10 Years (or Life)
================================================================================
Class A(4)                       3.20%            4.26%            6.17%
--------------------------------------------------------------------------------
Class C(5)                       5.02%              --             4.53%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A shares inception date is 9/3/85.

(5) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSCof 1% (for 1 year) and no charge (for life of class).



                                                      Financial Information | 53

                                                Connecticut Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

========================================================================================================================
                                                                        Class A Shares
                                           -----------------------------------------------------------------------------
                                                                    Year Ended September 30,
Per Share Operating Performance:             2000             1999            1998            1997             1996
Net asset value, beginning of year         $  9.89         $  10.73        $  10.42        $  10.13         $  10.12
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
  Net investment income                        .49(a)           .54             .52             .55              .57
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                (.08)            (.86)            .32             .29             (.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .41             (.32)            .84             .84              .56
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income        (.51)            (.52)           (.53)           (.55)            (.55)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year               $  9.79         $   9.89        $  10.73        $  10.42         $  10.13
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                               4.32%           (3.04)%          8.32%           8.56%            5.70%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                  1.02%(c)          .95%            .81%            .59%(c)          .38%(c)
------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                  1.02%             .95%            .81%            .78%             .80%
------------------------------------------------------------------------------------------------------------------------
  Net investment income                       5.10%            5.12%           4.95%           5.45%            5.66%
========================================================================================================================

                                                                    Year Ended September 30,
                                           -----------------------------------------------------------------------------
Supplemental Data:                          2000             1999            1998            1997             1996
Net assets, end of year (000)              $96,901         $111,758        $120,983        $119,909         $122,885
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                      37.92%           53.76%          61.06%          37.09%           63.61%
------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   The ratio includes expenses paid through an expense offset arrangement.



54 | Financial Information

                                                Connecticut Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Connecticut Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                        Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering  Lehman Municipal  Long Current Coupon   Connecticut Municipal
               net asset value       price(1)          Bond Index(2)     Index(2)              Debt Funds(3)
09/30/91             $10,692               $10,349         $10,611               $10,696              $10,529
09/30/92             $11,728               $11,352         $11,720               $11,874              $11,590
09/30/93             $13,542               $13,109         $13,213               $13,733              $13,185
09/30/94             $12,847               $12,436         $12,891               $12,737              $12,765
09/30/95             $14,199               $13,745         $14,332               $13,787              $13,983
09/30/96             $15,007               $14,527         $15,198               $14,735              $14,768
09/30/97             $16,293               $15,771         $16,568               $16,059              $15,992
09/30/98             $17,647               $17,082         $18,012               $17,687              $17,263
09/30/99             $17,110               $16,563         $17,887               $17,079              $17,045
09/30/00             $17,851               $16,563         $18,991               $17,793              $17,873


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                 1 Year          5 Years      10 Years (or Life)
================================================================================
Class A(4)                        1.00%            3.99%            5.93%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from March 31, 1991. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from March 31, 1991.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 4/1/91.



                                                      Financial Information | 55

                                                     Hawaii Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===============================================================================================================
                                                                      Class A Shares
                                              -----------------------------------------------------------------
                                                                  Year Ended September 30,
Per Share Operating Performance:               2000           1999         1998          1997          1996
Net asset value, beginning of year            $4.84         $ 5.25        $5.07         $4.93         $4.91
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
---------------------------------------------------------------------------------------------------------------
  Net investment income                         .24(a)         .26          .25           .26           .27
---------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
---------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                 (.01)          (.43)         .18           .14           .02
---------------------------------------------------------------------------------------------------------------
Total from investment operations                .23           (.17)         .43           .40           .29
---------------------------------------------------------------------------------------------------------------
Distributions
---------------------------------------------------------------------------------------------------------------
  Dividends from net investment income         (.24)          (.24)        (.25)         (.26)         (.27)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $4.83         $ 4.84        $5.25         $5.07         $4.93
---------------------------------------------------------------------------------------------------------------
Total Return(b)                                4.94%         (3.31)%       8.59%         8.42%         5.94%
---------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
---------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                    .99%(c)        .97%         .92%(c)       .58%(c)       .57%(c)
---------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                    .99%           .97%         .93%          .87%          .87%
---------------------------------------------------------------------------------------------------------------
  Net investment income                        5.03%          5.03%        4.78%         5.39%         5.46%
===============================================================================================================

                                                                 Year Ended September 30,
                                            -------------------------------------------------------------------
Supplemental Data:                            2000           1999         1998          1997          1996
Net assets, end of year (000)               $70,190        $71,619      $80,970       $79,079       $85,344
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       30.06%         27.63%       52.65%        29.09%        59.46%
---------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   The ratio includes expenses paid through an expense offset arrangement.



56 | Financial Information

                                                     Hawaii Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Hawaii Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Hawaii Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/92             $10,905               $10,551           $10,947               $11,015             $10,897
09/30/93             $12,634               $12,224           $12,342               $12,740             $12,094
09/30/94             $11,934               $11,545           $12,041               $11,816             $11,842
09/30/95             $13,163               $12,735           $13,387               $12,790             $12,839
09/30/96             $13,943               $13,490           $14,196               $13,670             $13,528
09/30/97             $15,117               $14,626           $15,476               $14,897             $14,530
09/30/98             $16,416               $15,882           $16,824               $16,408             $15,526
09/30/99             $15,871               $15,355           $16,707               $15,844             $15,440
09/30/00             $16,656               $16,114           $17,739               $16,506             $16,077


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                     1 Year      5 Years      10 Years (or Life)
================================================================================
Class A(4)                            1.60%       4.16%             5.49%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from October 31, 1991. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from October 31, 1991.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 10/28/91.



Financial Information | 57

                                                  Minnesota Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

==================================================================================================================
                                                                       Class A Shares
                                            ----------------------------------------------------------------------
                                                                  Year Ended September 30,
Per Share Operating Performance:              2000           1999           1998           1997          1996
Net asset value, beginning of year          $  4.78        $  5.18        $  5.05        $  4.90        $ 5.01
------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------
  Net investment income                         .23(a)         .27            .27            .27           .30
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                  .01           (.41)           .13            .16          (.08)
------------------------------------------------------------------------------------------------------------------
Total from investment operations                .24           (.14)           .40            .43           .22
------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income         (.26)          (.26)          (.27)          (.28)         (.29)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain           --             --             --             --          (.04)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $  4.76        $  4.78        $  5.18        $  5.05        $ 4.90
------------------------------------------------------------------------------------------------------------------
Total Return(b)                                5.32%         (2.72)%         8.11%          8.97%         4.44%
------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                    .24%(c)        .23%(c)        .27%(c)        .36%(c)       .00%(c)
------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                    .74%           .73%           .77%           .86%          .91%
------------------------------------------------------------------------------------------------------------------
  Net investment income                        5.00%          5.43%          5.19%          5.51%         5.91%
==================================================================================================================

                                                                   Year Ended September 30,
                                            ----------------------------------------------------------------------
Supplemental Data:                             2000           1999           1998           1997          1996
Net assets, end of year (000)               $20,864        $19,843        $14,399        $10,510        $8,047
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       50.37%         22.87%         40.65%         41.45%        43.08%
------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   The ratio includes expenses paid through an offset arrangement.



58 | Financial Information

                                                  Minnesota Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Minnesota Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Minnesota Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/95             $11,022               $10,664           $11,280               $11,139             $11,071
09/30/96             $11,512               $11,137           $11,961               $11,905             $11,648
09/30/97             $12,543               $12,135           $13,039               $12,974             $12,566
09/30/98             $13,562               $13,120           $14,176               $14,290             $13,550
09/30/99             $13,192               $12,762           $14,077               $13,798             $13,246
09/30/00             $13,893               $13,441           $14,946               $14,375             $13,850


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                     1 Year      5 Years      10 Years (or Life)
================================================================================
Class A(4)                            1.90%       4.04%             5.26%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from December 31, 1994. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from December 31, 1994.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/27/94.



                                                      Financial Information | 59

                                                   Missouri Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

=========================================================================================================================
                                                                        Class A Shares
                                            -----------------------------------------------------------------------------
                                                                    Year Ended September 30,
Per Share Operating Performance:              2000             1999            1998            1997            1996
Net asset value, beginning of year          $   4.99         $   5.36        $   5.22        $   5.08        $   5.08
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                          .24(a)           .25             .25             .27             .27
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
-------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                  (.02)            (.37)            .14             .14             .01
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .22             (.12)            .39             .41             .28
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income          (.25)            (.25)           (.25)           (.27)           (.28)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                $   4.96         $   4.99        $   5.36        $   5.22        $   5.08
-------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                 4.63%           (2.25)%          7.75%           8.22%           5.54%
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                    1.02%(c)          .99%            .92%(c)         .70%(c)         .77%(c)
-------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                    1.02%             .99%            .93%            .94%            .92%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                         4.98%            4.84%           4.80%           5.22%           5.21%
=========================================================================================================================

                                                                      Year Ended September 30,
                                            -----------------------------------------------------------------------------
Supplemental Data:                              2000             1999            1998            1997            1996
Net assets, end of year (000)               $120,058         $125,775        $144,155        $140,280        $134,144
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        43.30%           78.85%          72.89%          27.34%          93.17%
-------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   The ratio includes expenses paid through an expense offset arrangement.


60 | Financial Information

                                                   Missouri Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Missouri Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Missouri Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
05/31/91             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/91             $10,546               $10,208           $10,379               $10,409             $10,381
09/30/92             $11,756               $11,378           $11,463               $11,555             $11,408
09/30/93             $13,378               $12,948           $12,924               $13,365             $12,895
09/30/94             $12,679               $12,271           $12,609               $12,396             $12,400
09/30/95             $13,973               $13,524           $14,019               $13,417             $13,649
09/30/96             $14,747               $14,273           $14,865               $14,340             $14,417
09/30/97             $15,959               $15,446           $16,206               $15,628             $15,590
09/30/98             $17,196               $16,644           $17,618               $17,213             $16,817
09/30/99             $16,809               $16,269           $17,495               $16,620             $16,434
09/30/00             $17,586               $17,021           $18,576               $17,315             $17,245


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                     1 Year      5 Years      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                            1.20%        4.02%             5.86%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from December 31, 1994. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from December 31, 1994.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/27/94.



                                                      Financial Information | 61

                                                 New Jersey Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

========================================================================================================================
                                                                           Class A Shares
                                              --------------------------------------------------------------------------
                                                                      Year Ended September 30,
Per Share Operating Performance:                2000            1999            1998          1997            1996
Net asset value, beginning of year            $   4.97        $   5.54        $   5.32      $   5.18        $   5.14
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------
  Net investment income                            .25(a)          .27             .26           .27             .28
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                   --(b)            (.47)            .22           .15             .04
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .25            (.20)            .48           .42             .32
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income            (.26)           (.26)           (.26)         (.28)           (.28)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain              --            (.11)             --            --              --
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $   4.96        $   4.97        $   5.54      $   5.32        $   5.18
------------------------------------------------------------------------------------------------------------------------
Total Return(c)                                   5.31%          (3.73)%          9.34%         8.25%           6.29%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                       .97%(d)         .93%            .86%          .82%(d)         .79%(d)
------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                       .98%            .93%            .86%          .86%            .86%
------------------------------------------------------------------------------------------------------------------------
  Net investment income                           5.03%           5.11%           4.85%         5.21%           5.31%
========================================================================================================================

                                                                       Year Ended September 30,
                                              --------------------------------------------------------------------------
Supplemental Data:                                2000            1999            1998          1997            1996
Net assets, end of year (000)                 $151,048        $163,237        $186,127      $184,465        $186,402
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                         125.73%         185.16%         118.38%       154.80%         171.63%
------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b)   Amount is less than $0.01.

(c) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(d)   The ratio includes expenses paid through an expense offset arrangement.



62 | Financial Information

                                                 New Jersey Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of New Jersey Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   New Jersey Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
12/30/90             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/91             $10,998               $10,645           $10,851               $10,933             $10,858
09/30/92             $12,154               $11,761           $11,985               $12,137             $11,936
09/30/93             $14,009               $13,558           $13,512               $14,037             $13,555
09/30/94             $13,461               $13,029           $13,182               $13,020             $13,052
09/30/95             $14,805               $14,329           $14,656               $14,092             $14,296
09/30/96             $15,737               $15,231           $15,541               $15,062             $15,064
09/30/97             $17,035               $16,488           $16,943               $16,415             $16,315
09/30/98             $18,624               $18,026           $18,419               $18,079             $17,654
09/30/99             $17,929               $17,353           $18,291               $17,457             $17,234
09/30/00             $18,882               $18,274           $19,420               $18,187             $18,083


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                     1 Year      5 Years      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                            1.80%       4.29%             6.38%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from December 31, 1990. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from December 31, 1990.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 1/2/91.



                                                      Financial Information | 63

                                                   New York Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===========================================================================================================================
                                                                            Class A Shares
                                            -------------------------------------------------------------------------------
                                                                       Year Ended September 30,
Per Share Operating Performance:              2000               1999            1998            1997            1996
Net asset value, beginning of year          $  10.51           $  11.43        $  11.03        $  10.78        $  10.85
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment income                          .55(a)             .58             .56             .58             .60
  Net realized and unrealized
    gain (loss) on investments                   .02               (.94)            .41             .26            (.08)
Total from investment operations                 .57               (.36)            .97             .84             .52
Distributions
  Dividends from net investment income          (.55)              (.56)           (.57)           (.59)           (.59)
Net asset value, end of year                $  10.53           $  10.51        $  11.43        $  11.03        $  10.78
Total Return(b)                                 5.65%             (3.23)%          9.03%           8.01%           4.87%
Ratios to Average Net Assets:
  Expenses, including waiver                     .96%(e)            .93%           0.85%           0.85%            .81%
  Expenses, excluding waiver                     .97%               .93%            .85%            .85%            .81%
  Net investment income                         5.28%              5.21%           5.06%           5.35%           5.54%
===========================================================================================================================

                                                                            Class C Shares
                                            -------------------------------------------------------------------------------
                                                                       Year Ended September 30,
Per Share Operating Performance:              2000               1999            1998            1997            1996(d)
Net asset value, beginning of year          $  10.51           $  11.42        $  11.02        $  10.78        $  10.63
Income from investment operations
Net investment income                            .49(a)             .50             .49             .48             .11
  Net realized and unrealized
    gain (loss) on securities                    .02               (.93)            .40             .27             .15
Total from investment operations                 .51               (.43)            .89             .75             .26
Distributions
  Dividends from net investment income          (.48)              (.48)           (.49)           (.51)           (.11)
Net asset value, end of year                $  10.54           $  10.51        $  11.42        $  11.02        $  10.78
Total Return(b)                                 5.07%             (3.93)%          8.34%           7.13%           2.48%(c)
Ratios to Average Net Assets:
  Expenses, including waiver                    1.55%(e)           1.62%           1.57%           1.57%            .34%(c)
  Expenses, excluding waiver                    1.56%              1.62%           1.57%           1.57%            .34%(c)
  Net investment income                         4.72%              4.49%           4.32%           4.60%           1.04%(c)
===========================================================================================================================

                                                                       Year Ended September 30,
                                            -------------------------------------------------------------------------------
Supplemental Data:                            2000               1999            1998            1997            1996
Net assets, end of year (000)               $233,640           $255,033        $290,257        $300,490        $319,553
Portfolio turnover rate                        76.33%             52.67%          64.63%         110.28%          64.25%

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   From July 15, 1996, commencement of operations for Class C shares.

(e)   The ratio includes expenses paid through an expense offset arrangement.



64 | Financial Information

                                                   New York Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of New York Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   New York Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/90             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/91             $11,410               $11,036           $11,319               $11,485             $11,356
09/30/92             $12,630               $12,216           $12,502               $12,749             $12,576
09/30/93             $14,392               $13,920           $14,095               $14,746             $14,306
09/30/94             $13,499               $13,056           $13,751               $13,677             $13,673
09/30/95             $14,730               $14,248           $15,289               $14,804             $14,912
09/30/96             $15,449               $14,942           $16,212               $15,822             $15,752
09/30/97             $16,685               $16,138           $17,674               $17,243             $17,107
09/30/98             $18,191               $17,595           $19,214               $18,992             $18,599
09/30/99             $17,603               $17,026           $19,080               $18,338             $18,014
09/30/00             $18,597               $17,987           $20,258               $19,105             $18,960


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                 1 Year           5 Years     10 Years (or Life)
Class A(4)                        2.30%            4.09%            6.04%
--------------------------------------------------------------------------------
Class C(5)                        4.07%              --             4.43%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 4/2/84.

(5) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSCof 1% (for 1 year) and no charge (for life of class).



                                                      Financial Information | 65

                                                      Texas Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

=========================================================================================================================
                                                                          Class A Shares
                                              ---------------------------------------------------------------------------
                                                                      Year Ended September 30,
Per Share Operating Performance:               2000              1999           1998           1997           1996
Net asset value, beginning of year            $  9.55           $ 10.69        $ 10.40        $ 10.11        $ 10.05
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                           .51(a)            .52            .51            .55            .57
-------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized
-------------------------------------------------------------------------------------------------------------------------
    gain (loss) on investments                   (.13)            (1.03)           .40            .37            .04
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .38              (.51)           .91            .92            .61
-------------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------------
  Dividends from net investment income           (.50)             (.52)          (.53)          (.56)          (.55)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gain             --              (.11)          (.09)          (.07)            --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                  $  9.43           $  9.55        $ 10.69        $ 10.40        $ 10.11
-------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  4.14%            (4.96)%         9.24%          9.25%          6.11%
-------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------------
  Expenses, including waiver                      .99%(c)           .94%           .91%           .88%           .69%(c)
-------------------------------------------------------------------------------------------------------------------------
  Expenses, excluding waiver                     1.01%              .94%           .91%           .88%           .87%
-------------------------------------------------------------------------------------------------------------------------
  Net investment income                          5.47%             5.12%          4.85%          5.38%          5.58%
=========================================================================================================================

                                                                      Year Ended September 30,
                                              ---------------------------------------------------------------------------
Supplemental Data:                             2000              1999           1998           1997           1996
Net Assets, end of year (000)                 $74,405           $84,491        $92,607        $91,301        $94,414
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        163.39%           168.04%        143.78%        127.88%        112.34%
-------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   The ratio includes expenses paid through an expense offset arrangement.



66 | Financial Information

                                                      Texas Tax-Free Income Fund

LINE GRAPH COMPARISON

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Texas Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

================================================================================

                                [GRAPHIC OMITTED]

   [The following table was depicted as a line graph in the printed material.]

Past performance is no
guarantee of future results

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Texas Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/90             $10,000                $9,677           $10,000               $10,000             $10,000
09/30/91             $11,441               $11,071           $11,319               $11,485             $11,413
09/30/92             $12,662               $12,253           $12,502               $12,749             $12,605
09/30/93             $14,390               $13,924           $14,095               $14,746             $14,289
09/30/94             $13,728               $13,285           $13,751               $13,677             $13,944
09/30/95             $15,257               $14,764           $15,289               $14,804             $15,419
09/30/96             $16,188               $16,664           $16,212               $15,822             $16,408
09/30/97             $17,685               $17,114           $17,674               $17,243             $17,877
09/30/98             $19,318               $18,694           $19,214               $18,992             $19,441
09/30/99             $18,359               $17,766           $19,080               $18,338             $18,757
09/30/00             $19,119               $18,502           $20,258               $19,105             $19,463


================================================================================
                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                     1 Year      5 Years      10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                            0.70%       3.94%             6.35%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 1/20/87.



                                                      Financial Information | 67

Washington Tax-Free Income Fund

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the fiscal year ended September 30, 2000 and the Independent Auditors' Report thereon appear in the Annual Report to Shareholders for the fiscal year ended September 30, 2000 and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

===================================================================================================================
                                                                     Class A Shares
                                               --------------------------------------------------------------------
                                                                  Year Ended September 30,

Per Share Operating Performance:                 2000            1999         1998         1997            1996
Net asset value, beginning of year              $4.91           $5.38        $5.16        $4.96           $4.91
-------------------------------------------------------------------------------------------------------------------
Income from investment operations
-------------------------------------------------------------------------------------------------------------------
      Net investment income                       .27(a)          .28          .27          .27             .27
-------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
-------------------------------------------------------------------------------------------------------------------
            gain (loss) on investments           (.04)           (.50)         .21          .20             .06
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .23            (.22)         .48          .47             .33
-------------------------------------------------------------------------------------------------------------------
Distributions
-------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income       (.25)           (.25)        (.26)        (.27)           (.28)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $4.89           $4.91        $5.38        $5.16           $4.96
-------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  4.90%          (4.17)%       9.48%        9.82%           6.80%
-------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
-------------------------------------------------------------------------------------------------------------------
      Expenses, including waiver                  .71%(c)         .66%         .65%         .57%(c)         .60%(c)
-------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver                  .71%            .66%         .65%         .62%            .68%
-------------------------------------------------------------------------------------------------------------------
      Net investment income                      5.58%           5.42%        5.20%        5.36%           5.47%
-------------------------------------------------------------------------------------------------------------------

===================================================================================================================
                                                                  Year Ended September 30,
                                               --------------------------------------------------------------------

Supplemental Data:                               2000            1999         1998         1997            1996
Net assets, end of year (000)                 $44,512         $51,849      $62,754      $66,215         $71,295
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                        152.63%         180.42%      141.56%      132.37%          78.02%
-------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   The ratio includes expenses paid through an expense offset arrangement.



68 | Financial Information

                                                 Washington Tax-Free Income Fund

Line Graph Comparison

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Washington Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Washington Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/92             $10,647               $10,301           $10,561               $10,586             $10,662
09/30/93             $12,278               $11,879           $11,907               $12,244             $12,295
09/30/94             $11,584               $11,207           $11,616               $11,356             $11,601
09/30/95             $12,798               $12,381           $12,916               $12,292             $12,815
09/30/96             $13,668               $13,222           $13,695               $13,138             $13,685
09/30/97             $15,009               $14,521           $14,930               $14,317             $15,028
09/30/98             $16,433               $15,897           $16,231               $15,769             $16,453
09/30/99             $15,747               $15,235           $16,118               $15,227             $15,767
09/30/00             $16,519               $15,982           $17,114               $15,863             $16,540


                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                        1 Year           5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)              1.60%             4.58%             5.70%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from April 30, 1992. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from April 30, 1992.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 4/15/92.



                                                      Financial Information | 69

                                                                  Florida Series

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period, November 1, 1999 to September 30, 2000 and the Independent Auditors' Report thereon appear in the 2000 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

========================================================================================================================
                                                                           Class A Shares
                                              --------------------------------------------------------------------------
                                                                        Year Ended October 31,

Per Share Operating Performance:                 2000*              1999            1998         1997         1996
Net asset value, beginning of year              $4.52              $4.98           $4.87        $4.79        $4.85
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
      Net investment income                       .23(a)             .23(a)          .24          .24          .25
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
            gain (loss) on investments            .03               (.46)            .11          .09         (.06)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .26               (.23)            .35          .33          .19
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income       (.21)              (.23)           (.24)        (.25)        (.25)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $4.57              $4.52           $4.98        $4.87        $4.79
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  5.86%(c)          (4.74)%          7.30%        7.12%        4.09%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
      Expenses, including waiver                  .89%(c)(e)         .97%(e)         .89%         .86%         .80%(e)
------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver                  .89%(c)            .97%            .89%         .86%         .82%
------------------------------------------------------------------------------------------------------------------------
      Net investment income                      5.00%(c)           4.73%           4.79%        5.03%        5.19%

========================================================================================================================
                                                                           Class C Shares
                                              --------------------------------------------------------------------------
                                                                        Year Ended October 31,

Per Share Operating Performance:                 2000*              1999            1998         1997         1996(d)
Net asset value, beginning of period            $4.52              $4.98           $4.87        $4.79        $4.70
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
Net investment income                             .20(a)             .20(a)          .20          .20          .07
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
            gain on securities                    .04               (.46)            .11          .10          .09
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .24               (.26)            .31          .30          .16
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income       (.18)              (.20)           (.20)        (.22)        (.07)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $4.58              $4.52           $4.98        $4.87        $4.79
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  5.44%(c)          (5.43)%          6.52%        6.33%        3.35%(c)
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
      Expenses, including waiver                 1.42%(c)(e)        1.62%(e)        1.58%        1.57%         .44%(c)
------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver                 1.43%(c)           1.62%           1.58%        1.57%         .44%(c)
------------------------------------------------------------------------------------------------------------------------
      Net investment income                      4.52%(c)           4.07%           4.09%        4.29%        1.37%(c)

========================================================================================================================
                                                                        Year Ended October 31,
                                              --------------------------------------------------------------------------

Supplemental Data:                               2000*              1999            1998         1997         1996
Net assets, end of year (000)                   $99,523            $106,970        $134,567     $144,748     $162,070
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          169.02%(c)          191.12%         140.61%      106.32%      167.95%
------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   From July 15, 1996 commencement of offering class shares.

(e)   The ratio includes expenses paid through an expense offset arrangement.

* For the period from 11/1/99 through 9/30/00. The Fund has changed its fiscal year end to September 30.



70 | Financial Information

                                                                  Florida Series

Line Graph Comparison

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Florida Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Florida Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/91             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/92             $10,984               $10,627           $11,045               $11,101             $11,032
09/30/93             $12,669               $12,258           $12,453               $12,839             $12,579
09/30/94             $11,916               $11,528           $12,149               $11,909             $12,097
09/30/95             $13,098               $12,672           $13,507               $12,890             $13,338
09/30/96             $13,747               $13,300           $14,323               $13,777             $14,109
09/30/97             $14,792               $14,310           $15,614               $15,014             $15,226
09/30/98             $16,003               $15,483           $16,975               $16,536             $16,516
09/30/99             $15,421               $14,919           $16,857               $15,967             $16,029
09/30/00             $16,073               $15,551           $17,898               $16,756             $16,860


                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                                   1 Year      5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                         0.90%         3.49%            5.02%
--------------------------------------------------------------------------------
Class C(5)                         2.55%           --             3.74%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from September 30, 1991. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from September 30, 1991.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A shares inception date is 9/25/91.

(5) The Class C shares were first offered on 7/15/96. Performance reflects the deduction of a CDSC of 1% (for 1 year) and no charge (for life of class).



                                                      Financial Information | 71

                                                                  Georgia Series

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period, November 1, 1999 to September 30, 2000 and the Independent Auditors' Report thereon appear in the 2000 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

========================================================================================================================
                                                                           Class A Shares
                                              --------------------------------------------------------------------------
                                                                        Year Ended October 31,

Per Share Operating Performance:                 2000*              1999         1998           1997         1996
Net asset value, beginning of year              $4.91              $5.43        $5.31           $5.14        $5.12
------------------------------------------------------------------------------------------------------------------------
Income from investment operations
------------------------------------------------------------------------------------------------------------------------
      Net investment income                       .21(a)             .28          .27             .27          .29
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
            gain (loss) on investments            .19               (.50)         .19             .19          .04
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .40               (.22)         .46             .46          .33
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income       (.24)              (.26)        (.27)           (.28)        (.29)
------------------------------------------------------------------------------------------------------------------------
      Distributions from net realized gain         --               (.04)        (.07)           (.01)        (.02)
------------------------------------------------------------------------------------------------------------------------
Total distributions                              (.24)              (.30)        (.34)           (.29)        (.31)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $5.07              $4.91        $5.43           $5.31        $5.14
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  8.59%(c)          (4.36)%       9.00%           9.27%        6.69%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
      Expenses, including waiver                  .17%(c)(d)         .18%         .24%(d)         .38%(d)      .03%(d)
------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver                  .63%(c)            .68%         .74%            .88%         .83%
------------------------------------------------------------------------------------------------------------------------
      Net investment income                      4.30%(c)           5.32%        5.07%           5.23%        5.55%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                        Year Ended October 31,
                                              --------------------------------------------------------------------------

Supplemental Data:                               2000*              1999         1998           1997         1996
Net Assets, end of year (000)                   $29,245            $27,432      $19,764         $13,897      $10,688
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          122.44%            115.87%      126.52%          90.40%       72.53%
------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   The ratio includes expenses paid through an expense offset arrangement

* For the period from 11/1/99 to 9/30/00. The Fund changed its fiscal year end to September 30.



72 | Financial Information

                                                                  Georgia Series

Line Graph Comparison

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Georgia Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Georgia Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
12/27/94             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/95             $11,126               $10,765           $11,280               $11,139             $11,221
09/30/96             $11,943               $11,554           $11,961               $11,905             $11,892
09/30/97             $13,106               $12,679           $13,039               $12,974             $12,941
09/30/98             $14,475               $14,004           $14,176               $14,290             $14,039
09/30/99             $13,993               $13,539           $14,077               $13,798             $13,601
09/30/00             $14,930               $14,446           $14,946               $14,480             $14,304


                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                        1 Year            5 Years     10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)              3.20%              5.34%             6.58%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from December 31, 1994. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from December 31, 1994.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/27/94.



                                                      Financial Information | 73

                                                                 Michigan Series

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period, November 1, 1999 to September 30, 2000 and the Independent Auditors' Report thereon appear in the 2000 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

========================================================================================================================
                                                                           Class A Shares
                                              --------------------------------------------------------------------------
                                                                        Year Ended October 31,

Per Share Operating Performance:                 2000*              1999         1998           1997         1996
Net asset value, beginning of year              $4.75              $5.18           $5.06        $4.93        $4.93
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------
      Net investment income                       .21(a)             .26(a)          .26          .27          .27
------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------
            gain (loss) on investments            .14               (.44)            .12          .13         (.01)
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  .35               (.18)            .38          .40          .26
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income       (.23)              (.25)           (.26)        (.27)        (.26)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $4.87              $4.75           $5.18        $5.06        $4.93
------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                  7.57%(c)          (3.55)%          7.59%        8.24%        5.53%
------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------
      Expenses, including waiver                  .67%(c)(d)         .69%(d)         .69%         .60%(d)      .44%(d)
------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver                  .67%(c)            .69%            .69%         .68%         .73%
------------------------------------------------------------------------------------------------------------------------
      Net investment income                      4.37%(c)           5.21%           4.98%        5.37%        5.59%
------------------------------------------------------------------------------------------------------------------------

========================================================================================================================
                                                                        Year Ended October 31,
                                              --------------------------------------------------------------------------

Supplemental Data:                               2000*              1999         1998           1997         1996
Net Assets, end of year (000)                   $45,666            $49,356      $53,139         $52,630      $52,975
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          111.48%            186.97%       82.33%          68.50%       85.26%
------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   The ratio includes expenses paid through an expense offset arrangement.

* For the period from 11/1/99 to 9/30/00. The Fund changed its fiscal year end to September 30.



74 | Financial Information

                                                                 Michigan Series

Line Graph Comparison

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Michigan Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.

                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Michigan Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
11/30/92             $10,000                $9,675           $10,000               $10,000             $10,000
09/30/93             $11,611               $11,214           $11,186               $11,420             $11,187
09/30/94             $11,028               $10,669           $10,913               $10,592             $10,885
09/30/95             $12,251               $11,852           $12,133               $11,465             $11,863
09/30/96             $12,954               $12,533           $12,866               $12,254             $12,566
09/30/97             $14,110               $13,651           $14,026               $13,354             $13,568
09/30/98             $15,332               $14,834           $15,248               $14,708             $14,685
09/30/99             $14,888               $14,404           $15,142               $14,202             $14,339
09/30/00             $15,820               $15,305           $16,077               $14,904             $15,026


                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                              1 Year          5 Years       10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)                    2.90%             4.56%             5.59%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from November 30, 1992. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from November 30, 1992.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 12/1/92.



                                                      Financial Information | 75

                                                             Pennsylvania Series

FINANCIAL HIGHLIGHTS


      This table describes the Fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the Fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Fund's independent auditors, in conjunction with their annual audit of the Fund's financial statements. Financial statements for the period, November 1, 1999 to September 30, 2000 and the Independent Auditors' Report thereon appear in the 2000 Annual Report to Shareholders and are incorporated by reference into the Statement of Additional Information, which is available upon request. Certain information reflects financial results for a single Fund share.

====================================================================================================================================
                                                                           Class A Shares
                                              --------------------------------------------------------------------------------------
                                                                        Year Ended October 31,

Per Share Operating Performance:                 2000*            1999         1998         1997          1996          1995
Net asset value, beginning of year               $4.81            $5.28        $5.14        $5.01         $5.01         $4.62
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                        .22(a)           .26(a)       .27          .28           .28           .28
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized
------------------------------------------------------------------------------------------------------------------------------------
            gain (loss) on investments             .10             (.47)         .14          .13            --(e)        .40
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .32             (.21)         .41          .41           .28           .68
------------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------------
      Dividends from net investment income        (.23)            (.26)        (.27)        (.28)         (.28)         (.29)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                     $4.90            $4.81        $5.28        $5.14         $5.01         $5.01
------------------------------------------------------------------------------------------------------------------------------------
Total Return(b)                                   6.83%(c)        (4.13)%       8.12%        8.37%         5.68%        15.02%
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, including waiver                   .88%(c)(d)       .96%(d)      .72%         .61%(d)       .62%(d)       .50%(d)
------------------------------------------------------------------------------------------------------------------------------------
      Expenses, excluding waiver                   .88%(c)          .96%         .72%         .65%          .69%          .65%
------------------------------------------------------------------------------------------------------------------------------------
      Net investment income                       4.54%(c)         5.02%        5.05%        5.47%         5.55%         5.83%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                                        Year Ended October 31,
                                              --------------------------------------------------------------------------------------

Supplemental Data:                               2000*            1999         1998         1997          1996          1995
Net Assets, end of year (000)                    $91,750          $93,835      $102,907     $94,237       $92,605       $93,494
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            61.00%           40.76%        65.20%      70.99%        78.30%       126.11%
------------------------------------------------------------------------------------------------------------------------------------

(a)   Calculated using average shares outstanding during the year.

(b) Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

(c)   Not annualized.

(d)   The ratio includes expenses paid through an expense offset arrangement.

(e)   Amount represents less than $0.01.

* For the period from 11/1/99 to 9/30/00. The Fund changed its fiscal year end to September 30.



76 | Financial Information

                                                             Pennsylvania Series

Line Graph Comparison

      Immediately below is a comparison of a $10,000 investment in Class A shares to the same investment in Lipper's average of Pennsylvania Municipal Debt Funds, the Lehman Municipal Bond Index and the Lehman Municipal Long Current Coupon Index, assuming reinvestment of all dividends and distributions.


                                  [LINE CHART]

                                     The Fund
               The Fund              (Class A) at                          Lehman Municipal      Lipper's Average of
               (Class A shares) at   maximum offering    Lehman Municipal  Long Current Coupon   Pennsylvania Municipal
               net asset value       price(1)            Bond Index(2)     Index(2)              Debt Funds(3)
09/30/92             $10,741               $10,391           $10,663               $10,751               $10,696
09/30/93             $12,440               $12,036           $12,022               $12,435               $12,158
09/30/94             $11,799               $11,416           $11,728               $11,533               $11,759
09/30/95             $13,046               $12,623           $13,040               $12,483               $12,914
09/30/96             $13,815               $13,367           $13,827               $13,342               $13,689
09/30/97             $15,036               $14,548           $15,074               $14,540               $14,833
09/30/98             $16,418               $15,885           $16,388               $16,015               $16,009
09/30/99             $15,994               $15,425           $16,273               $15,464               $15,591
09/30/00             $16,760               $16,215           $17,278               $16,228               $16,329


                Average Annual Total Return At Maximum Applicable
             Sales Charge For The Periods Ending September 30, 2000

                        1 Year           5 Years       10 Years (or Life)
--------------------------------------------------------------------------------
Class A(4)               1.80%             4.43%             5.74%
--------------------------------------------------------------------------------


(1)   Reflects the deduction of the maximum initial sales charge of 3.25%.

(2) Performance for each unmanaged index does not reflect any fees or expenses and is calculated from January 31, 1992. The performance of the indices is not necessarily representative of the Fund's performance. Each index is composed of municipal bonds from many states while the Fund is a single-state municipal bond portfolio.

(3)   Source: Lipper, Inc. Calculated from January 31, 1992.


(4) This shows total return which is the percent change in value, after deduction of the maximum initial sales charge of 3.25% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ending September 30, 2000 using the SEC-required uniform method to compute total return. The Class A share inception date is 2/3/92.



                                                      Financial Information | 77

Compensation for your dealer

====================================================================================================================================
                                                            FIRST YEAR COMPENSATION

                        Front-end
                        sales charge                  Dealer's
                        paid by investors             concession                    Service fee(1)          Total compensation(2)
Class A shares          (% of offering price)         (% of offering price)         (% of net investment)   (% of offering price)
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                   3.25%                         2.75%                   0.25%                   4.24%
------------------------------------------------------------------------------------------------------------------------------------
$50,000 - $99,999                   2.75%                         2.25%                   0.25%                   4.49%
------------------------------------------------------------------------------------------------------------------------------------
$100,000 - $249,999                 2.50%                         2.00%                   0.25%                   3.49%
------------------------------------------------------------------------------------------------------------------------------------
$250,000 - $499,999                 2.00%                         1.70%                   0.25%                   2.74%
------------------------------------------------------------------------------------------------------------------------------------
$500,000 - $999,999                 1.50%                         1.25%                   0.25%                   2.00%
------------------------------------------------------------------------------------------------------------------------------------
$1 million or more(3) or Retirement Plan - 100 or more
eligible employees(3) or Special Retirement Wrap Program(3)
------------------------------------------------------------------------------------------------------------------------------------
First $5 million              no front-end sales charge           1.00%                   0.25%                   1.25%
------------------------------------------------------------------------------------------------------------------------------------
Next $5 million above that    no front-end sales charge           0.55%                   0.25%                   0.80%
------------------------------------------------------------------------------------------------------------------------------------
Next $40 million above that   no front-end sales charge           0.50%                   0.25%                   0.75%
------------------------------------------------------------------------------------------------------------------------------------
Over $50 million              no front-end sales charge           0.25%                   0.25%                   0.50%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)                                            Paid at time of sale (% of net asset value)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           3.75%                   0.25%                   4.00%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           0.75%                   0.25%                   1.00%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments                                               Percentage of average net assets
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           0.25%                   0.20%                   0.45%
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
                                                ANNUAL COMPENSATION AFTER FIRST YEAR

Class A investments                                               Percentage of average net assets(5)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           none                    0.25%                   0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class B investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           none                    0.25%                   0.25%
------------------------------------------------------------------------------------------------------------------------------------
Class C investments(4)
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           0.65%                   0.25%                   0.90%
------------------------------------------------------------------------------------------------------------------------------------
Class P investments
------------------------------------------------------------------------------------------------------------------------------------
All amounts                   no front-end sales charge           0.25%                   0.20%                   0.45%
------------------------------------------------------------------------------------------------------------------------------------

(1) The service fees for Class A and P shares are paid quarterly and for Class A shares may not exceed 0.15% for shares sold prior to: June 1, 1990 for the National, New York and Texas Funds; January 1, 1993 for the Hawaii Fund; the first day of the calendar quarter subsequent to each of the Georgia, Michigan, Minnesota and Washington Fund's net assets reaching $100 million; July 1, 1992 for the New Jersey Fund; and October 1, 1992 for the Florida Fund. The first year's service fees on Class B and C shares are paid at the time of sale.

(2) Reallowance/concession percentages and service fee percentages are calculated from different amounts, and therefore may not equal total compensation percentages if combined using simple addition. Additional Concessions may be paid to Authorized Institutions, such as your dealer, from time to time.

(3) Concessions are paid at the time of sale on all Class A shares sold during any 12-month period starting from the day of the first net asset value sale. With respect to (a) Class A share purchases at $1 million or more, sales qualifying at such level under rights of accumulation and statement of intention privileges are included and (b) for Special Retirement Wrap Programs, only new sales are eligible and exchanges into the Funds are excluded. Certain purchases of Class A shares are subject to a CDSC.

(4)   Class B and C shares are subject to CDSCs.

(5) With respect to Class A, B, C and P shares, 0.25%, 0.25%, 0.90% and 0.45%, respectively, of the average annual net asset value of such shares outstanding during the quarter (including distribution reinvestment shares after the first anniversary of their issuance) is paid to Authorized Institutions, such as your dealer. These fees are paid quarterly in arrears.


78 | Financial Information

                       THIS PAGE INTENTIONALLY LEFT BLANK

------------------------

To Obtain Information

------------------------

By telephone. Call the Funds at:
888-522-2388

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund documents
can be viewed online or
downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public
Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public
Reference Section, Washington, DC 20549-6009 or by sending your request electronically to publicinfo@sec.gov.

Additional Information

      More information on the Funds is available free upon request, including the following:

      Annual/Semi-Annual Report

      Describes the Funds, lists portfolio holdings and contains a letter from the Funds' manager discussing recent market conditions and each Fund's investment strategies.


      Statement of Additional Information ("SAI")

      Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (legally considered part of this prospectus).


      Lord Abbett Tax-Free Income Fund, Inc.
           Lord Abbett National Tax-Free Income Fund
           Lord Abbett California Tax-Free Income Fund
           Lord Abbett Connecticut Tax-Free Income Fund
           Lord Abbett Hawaii Tax-Free Income Fund
           Lord Abbett Minnesota Tax-Free Income Fund
           Lord Abbett Missouri Tax-Free Income Fund
           Lord Abbett New Jersey Tax-Free Income Fund
           Lord Abbett New York Tax-Free Income Fund
           Lord Abbett Texas Tax-Free Income Fund
           Lord Abbett Washington Tax-Free Income Fund
      Lord Abbett Tax-Free Income Trust
           Florida Series
           Georgia Series
           Michigan Series
           Pennsylvania Series

      SEC File Numbers: 811-3942, 811-6418

LORD ABBETT [LOGO]
---------------------
Investment Management

A Tradition of Performance Through Disciplined Investing

(R) Lord Abbett Mutual Fund shares are distributed by:


             Lord Abbett Distributor LLC                             LATFI-1-201
90 Hudson Street o Jersey City, New Jersey 07302-3973                     (2/01)

================================================================================

------------------------

To Obtain Information

------------------------

By telephone. Call the Funds at:
888-522-2388

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet.
Lord, Abbett & Co.
www.lordabbett.com

Text only versions of Fund documents
can be viewed online or downloaded from:
SEC
www.sec.gov

You can also obtain copies by visiting the SEC's Public
Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC
20549-6009 or by sending your request electronically to publicinfo@sec.gov.

Additional Information

      More information on the Funds is available free upon request, including the following:

      Annual/Semi-Annual Report

      Describes the Funds, lists portfolio holdings and contains a letter from the Funds' manager discussing recent market conditions and each Fund's investment strategies.


      Statement of Additional Information ("SAI")

      Provides more details about the Funds and their policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (legally considered part of this prospectus).


      Lord Abbett Tax-Free Income Fund, Inc.
           Lord Abbett National Tax-Free Income Fund
           Lord Abbett California Tax-Free Income Fund
           Lord Abbett Connecticut Tax-Free Income Fund
           Lord Abbett Hawaii Tax-Free Income Fund
           Lord Abbett Minnesota Tax-Free Income Fund
           Lord Abbett Missouri Tax-Free Income Fund
           Lord Abbett New Jersey Tax-Free Income Fund
           Lord Abbett New York Tax-Free Income Fund
           Lord Abbett Texas Tax-Free Income Fund
           Lord Abbett Washington Tax-Free Income Fund
      Lord Abbett Tax-Free Income Trust
           Florida Series
           Georgia Series
           Michigan Series
           Pennsylvania Series

      SEC File Numbers: 811-3942, 811-6418

LORD ABBETT [LOGO]
---------------------
Investment Management

A Tradition of Performance Through Disciplined Investing

(R) Lord Abbett Mutual Fund shares are distributed by:


             Lord Abbett Distributor LLC                             LATFI-1-201
90 Hudson Street o Jersey City, New Jersey 07302-3973                     (2/01)

================================================================================

                                                            ------------------
                                                            Presorted Standard
                                                                US Postage
                                                                   Paid
                                                                Permit 552
                                                               Hackensack NJ
                                                            ------------------

LORD ABBETT


Statement of Additional Information                             February 1, 2001

                                   LORD ABBETT
                           Tax-Free Income Fund, Inc.
                              Tax-Free Income Trust


--------------------------------------------------------------------------------


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, New Jersey 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus dated February 1, 2001.

Shareholder inquiries should be made by directly contacting Lord Abbett Distributor or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.


               TABLE OF CONTENTS                                      Page


        1.     Fund History                                              2
        2.     Investment Policies                                       2
        3.     Management of the Fund                                   10
        4.     Control Persons and Principal Holders of Securities      13
        5.     Investment Advisory and Other Services                   13
        6.     Brokerage Allocations and Other Practices                15
        7.     Capital Stock & Other Services                           17
        8.     Purchase, Redemption & Pricing                           22
        9.     Taxation of the Fund                                     26
       10.     Underwriter                                              27
       11.     Performance                                              27
       12.     Financial Statements                                     29
               Appendix A - Bond Ratings                                30
               Appendix B - State Risk Factors                          32

                                       1.
                                  Fund History

Lord Abbett Tax-Free Income Fund, Inc. (the "Income Fund") and Lord Abbett Tax-Free Income Trust (the "Trust"), (collectively, the "Companies") are non-diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "Act"), except for the National Fund, which is a diversified open-end management investment company.

The Income Fund was organized as a Maryland Corporation on December 27, 1983. The Income Fund consist of the following Series and Classes: National Fund, Class A, B and C shares; California Fund and New York Fund, Class A and C shares; Connecticut Fund, Hawaii Fund, Minnesota Fund, Missouri Fund, New Jersey Fund, Texas Fund and Washington Fund, Class A shares.

The Trust was organized as a Massachusetts Business Trust on September 11, 1991. The Trust consist of the following Series and Classes: Florida Series, Class A and C shares; Georgia Series, Michigan Series and Pennsylvania Series, Class A shares.

Each Series of the Income Fund and Trust is referred to as a "Fund" or collectively, the "Funds".

                                       2.
                               Investment Policies


Fundamental Investment Restrictions. Each Fund is subject to the following fundamental investment restrictions, which cannot be changed without approval of a majority of the Fund's outstanding shares.

Each Fund may not:

      (1) borrow money (except that (i) each Fund may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) each Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) each Fund may purchase securities on margin to the extent permitted by applicable law);

      (2) pledge its assets (other than to secure such borrowings or to the extent permitted by each Fund's investment policies as permitted by applicable law);

      (3) engage in the underwriting of securities except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

      (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that each Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

      (5) buy or sell real estate (except that each Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts (except to the extent each Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

      (6) with respect to 75% of the gross assets of the National Fund, buy securities of one issuer representing more than (i) 5% of the Fund's gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

      (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding tax-exempt securities such as tax-exempt securities financing facilities in the same industry or issued by nongovernmental users and securities of the U.S. Government, its agencies and instrumentalities); or

      (8) issue senior securities to the extent such issuance would violate applicable law.

      Compliance with the investment restrictions above will be determined at the time of the purchase or sale of the portfolio.

      Non-Fundamental Investment Restrictions. In addition to the policies in the Prospectus and the investment restrictions above which cannot be changed without shareholder approval, each Fund is also subject to the following non-fundamental investment policies, which may be changed by the Board of Directors/Trustees without shareholder approval.

      Each Fund may not:

      (1) borrow in excess of 33 1/3% of its total assets (including the amount borrowed), and then only as a temporary measure for extraordinary or emergency purposes;

      (2) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

      (3) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities, except for securities qualifying for resale under Rule 144A of the Securities Act of 1933 deemed to be liquid by the Board of Directors/Trustees;

      (4) invest in securities of other investment companies, except as permitted by applicable law;

      (5) invest in securities of issuers which, together with predecessors, have a record of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U. S. government, its agencies or instrumentalities);

      (6) hold securities of any issuer if more than 1/2 of 1% of the issuer's securities are owned beneficially by one or more of the Company's officers or directors or by one or more partners or members of each Fund's underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

      (7) invest in warrants if, at the time of acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of each Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange;

      (8) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that each Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

      (9) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time or;

      (10) buy from or sell to any of the Income Fund's or Trust's officers, directors, employees, or each Fund's investment adviser or any of the investment adviser's officers, directors, partners or employees, any securities other than shares of the Fund's common stock.


Portfolio Turnover Rate. For the year ended September 30, 2000, the portfolio turnover rates were as follows: National Fund, 185.25%; New York Fund, 76.33%; California Fund, 100.22%, Texas Fund, 163.39%; New Jersey Fund, 125.73%; Connecticut Fund, 37.92%; Missouri Fund, 43.30%; Hawaii Fund, 30.06%; Washington Fund, 152.63% and Minnesota Fund, 50.37%, respectively. For the period November 1, 1999 to September 30, 2000, the portfolio turnover rates were as follows:
Florida Fund, 169.02%; Georgia Fund, 44%; Michigan Fund, 111.48%; and Pennsylvania, 61.00%, respectively.

Additional Information on Portfolio Risks, Investments and Techniques. The following sections provide further information on certain types of investments and investment techniques that may be used by each Fund, including their associated risks. In addition, Appendix A hereto contains a description of the four highest municipal bond ratings and Appendix B contains a description of the special risk factors affecting certain state and Puerto Rico bonds.


Borrowings. Each Fund may borrow money for temporary or emergency purposes from banks and other financial institutions in amounts not exceeding one-third of its total assets.


Futures Contracts and Options on Futures Contracts.

Futures contracts are standardized exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit, on behalf of the broker, a specified amount of cash or eligible securities called "initial margin." The required initial margin is set by the exchange on which the contract is traded although the broker can require an increased amount. Subsequent payments, called "variation margin," to and from the broker are made on a daily basis as the market price of the futures contract or option fluctuates.

Each Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management or speculative strategies, including gaining efficient exposure to markets and minimizing transaction costs. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. Each Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 51% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into .

Futures contracts and options on futures contracts present the following risks:

      o While each Fund may benefit from the use of futures and related options, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures or related options transaction.

      o Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

      o While interest rates on taxable securities generally move in the same direction as the interest rates on municipal bonds, frequently there are differences in the rate of such movements and temporary dislocations. Accordingly, the use of a financial futures contract on a taxable security or a taxable securities index may involve a greater risk of an imperfect correlation between the price movements of the futures contract and of the municipal bond being hedged than when using a financial futures contract on a municipal bond or a municipal bond index.

      o The loss that each Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

      o Futures markets are highly volatile and the use of futures may increase the volatility of the Fund's NAV.

      o As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

      o Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.


Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

      o     Domestic and foreign securities that are not readily marketable

      o Repurchase agreements and time deposits with a notice or demand period of more than seven days

      o Certain restricted securities, unless the Board of Directors/Trustees determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and, therefore, is liquid.

Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Investment Companies. Each Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on a Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests. Such investment companies will have investment objectives, policies and restictions substantially similar to those of the Fund and will be subject to substantially the same risks.

Municipal Bonds

In general, municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and Puerto Rico and by their political subdivisions, agencies and instrumentalities. Municipal bonds are issued to obtain funds for various public purposes, including the construction of bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. They may be used to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to lend to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal bonds" includes certain types of "private activity" bonds including industrial development bonds issued by public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain facilities for water supply, gas, electricity, or sewerage or solid waste disposal. Under the Tax Reform Act of 1986, as amended, substantial limitations were imposed on new issues of municipal bonds to finance privately-operated facilities. The interest on municipal bonds generally is excludable from gross income for federal income tax purposes of most investors. The two principal classifications of municipal bonds are "general obligation" and limited obligation or "revenue bonds." General obligation bonds are secured by the pledge of the faith, credit and taxing power of the municipality for the payment of principal and interest. The taxes or special assessments that can be levied for the payment of debt service may be limited or unlimited as to rate or amount. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. "Private activity" bonds, including industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the faith, credit or taxing power of the municipality. The credit quality of such municipal bonds usually is directly related to the credit standing of the user of the facilities. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's") and Fitch Investors Service ("Fitch") represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Options on Securities Indices. Each Fund also may purchase and write call and put options on securities indices in an attempt to hedge against market conditions affecting the value of securities that the Fund owns or intends to purchase, and not for speculation. Through the writing or purchase of index options, a Fund can achieve many of the same objectives as through the use of options on individual securities. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike security options, all settlements are in cash and gain or loss depends upon price movements in the market generally (or in a particular industry or segment of the market), rather than upon price movements in individual securities. Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, the Fund bears the risk that a loss on an index option would not be completely offset by movements in the price of such securities.

When a Fund writes an option on a securities index, it will be required to deposit with its custodian and mark-to-market eligible securities equal in value to at least 100% of the exercise price in the case of a put or the contract value in the case of a call. In addition, where a Fund writes a call option on a securities index at a time when the contract value exceeds the exercise price, the Fund will segregate and market to market cash or cash equivalents equal in value to such excess until the option expires or is closed out.


Options on Securities Transactions. Each Fund may engage in option transactions in accordance with its investment objective and policies described in the Prospectus and this Statement of Additional Information . Each Fund may purchase and write (sell) put and call options on securities that are traded on national securities exchanges.


A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option is covered when, among other things, a Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when a Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions.

A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying securities at the exercise price at any time during the option period. When a Fund writes a covered call option, it owns the underlying security or has an absolute and immediate right to acquire that security, without additional cash consideration. The Fund generally intends to write listed covered call options during periods when it anticipates declines in the market values of portfolio securities.


A Fund also may write or purchase spread options which are options for which the exercise price may be a fixed-dollar spread or yield spread between the security underlying the option and another security it does not own, but which is used as a benchmark.


The purchase and writing of options is a highly specialized activity which involves special investment risks. Options may be used for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations and the degree of correlation between the options and securities markets. If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund's transaction costs.

Over-the-Counter Options Each Fund may deal in over-the-counter traded options ("OTC options"). OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise, in which event, the Fund may experience material losses. However, in writing options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Since there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by the Funds' investment adviser and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, a Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.

Similarly, when a Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

Each Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. Each Fund and its investment adviser disagree with this position and believe that the dealers with which they intend to engage in OTC options transactions generally are agreeable to and capable of entering into closing transactions. The Funds have adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse effect of such transactions upon the liquidity of a Fund's portfolio. A description of such procedures is set forth below.

Each Fund only will engage in OTC options transactions with dealers that have been specifically approved by the Board of Directors/Trustees of the Fund. The Funds and their investment adviser believe that such dealers present minimal credit risks to the Funds and, therefore, should be able to enter into closing transactions if necessary. The Funds currently will not engage in OTC options transactions if the amount invested by a Fund in OTC options plus a "liquidity charge" related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund's net assets. The "liquidity charge" referred to above is computed as described below.

Each Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements a Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the "Repurchase Price"). The "liquidity charge" referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow a Fund to repurchase a specific OTC option written by the Fund, the "liquidity charge" will be the current market value of the assets serving as "cover" for such OTC option.

Regulatory Restrictions. To the extent required to comply with Securities and Exchange Commission Release No. IC-10666, when purchasing a futures contract, writing a put option or entering into a delayed delivery purchase, each Fund will maintain, in a segregated account, cash or high-grade marketable debt securities equal to the value of such contracts.




Short-Term Fixed Income Securities. Each Fund is authorized to invest temporarily in various short-term fixed income securities. Such securities may be used to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to take a temporary defensive position against market declines. These securities include:

      o Obligations of the U.S. Government and its agencies and instrumentalities

      o     Investment grade commercial paper

      o     Bank certificates of deposit and time deposits

      o     Bankers' acceptances

      o     Repurchase agreements collateralized by these securities.

U.S. Government Securities. These are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

When-Issued or Delayed Delivery Transactions. Each Fund may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions involve a commitment by the Fund to purchase or sell securities with payment ("settlement") and delivery to take place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund enters into a delayed delivery purchase, it becomes obligated to purchase securities and it has all the rights and risks attendant to ownership of a security, although delivery and settlement occur at a later date. The value of fixed income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, each Fund's assets consisting of cash and/or high-grade marketable debt securities, marked to market daily, of an amount sufficient to make payment at settlement will be segregated at the Fund's custodian. At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time the Fund makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds, generally, have the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security.

To the extent the Funds engage in when-issued or delayed delivery purchases, they will do so for the purpose of acquiring portfolio securities consistent with the Fund's investment objectives and policies and not for investment leverage or to speculate in interest rate changes. The Funds only will make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if deemed advisable. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of value.


                                       3.
                             Management of the Funds


The Board of Directors/Trustees of the Income Fund and the Trust are responsible for the management of the business and affairs of each Fund.

The following Director/Trustee is the managing partner of Lord Abbett & Co. ("Lord Abbett"), 90 Hudson Street, Jersey City, New Jersey 07302-3973. He has been associated with Lord Abbett for over five years and is an officer, director or trustee of twelve other Lord Abbett-sponsored funds.

* Robert S. Dow, Chairman and President, age 55
* Mr. Dow is an "interested person" as defined in the Act.

The following outside Directors/Trustees are also directors or trustees of eleven other Lord Abbett-sponsored funds referred to above.

E. Thayer Bigelow, Director/Trustee
Bigelow Media, LLC
717 Fifth Avenue, 26th Floor
New York, New York

Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998-2000);

Acting Chief Executive Officer of Courtroom Television Network (1997-1998); President and Chief Executive Officer of Time Warner Cable Programming, Inc. (1991-1997). Currently serves as director of Crane Co. and Huttig Building Products Inc. Age 59.

William H. T. Bush, Director/Trustee
Bush-O'Donnell & Co., Inc.
101 South Hanley Road, Suite 1025
St. Louis, Missouri

Co-founder and Chairman of the Board of financial advisory firm of Bush-O'Donnell & Company (since 1986). Currently serves as director of Rightchoice Managed Care, Inc., Mississippi Valley Bancorp, DT Industries Inc., and Engineered Support Systems, Inc. Age 62.

Robert B. Calhoun, Jr., Director/Trustee
Monitor Clipper Partners
650 Madison Avenue, 9th Floor
New York, New York

Managing Director of Monitor Clipper Partners (since 1997) and President of The Clipper Group L.P., both private equity investment funds (since 1990). Currently serves as director of Avondale, Inc., Interstate Bakeries Corp., and Travel Center of America, Inc. Age 58.

Stewart S. Dixon, Director/Trustee
Wildman, Harrold, Allen & Dixon
225 W. Wacker Drive (Suite 2800)
Chicago, Illinois

Partner in the law firm of Wildman, Harrold, Allen & Dixon (since 1990). Age 70.

Franklin W. Hobbs, Director/Trustee
720 Park Avenue, #8B
New York, New York

Chairman of Warburg Dillon Read (1999-2000); Global Head of Corporate Finance of SBC Warburg Dilllon Read (1997-1999); and Chief Executive Officer of Dillon, Read & Co. (1994 - 1997). Age .

C. Alan MacDonald, Director/Trustee
415 Round Hill Road
Greenwich, Connecticut

President of Club Management Co., LLC, consultants on golf development management (since 1999); Managing Director of The Directorship Inc., a consultancy in board management and corporate governance (1997-1999); General Partner of The Marketing Partnership, Inc., a full service marketing consulting firm (1995-1997). Currently serves as director of Fountainhead Water Company, Careside, Inc., Lincoln Snacks, Samco Funds, Inc., and J.B. Williams Co., Inc. Age 67.

Thomas J. Neff, Director/Trustee
Spencer Stuart, U.S.
277 Park Avenue
New York, New York

Chairman of Spencer Stuart, U.S., an executive search consulting firm (since
1976). Currently serves as director of Ace, Ltd. a nd Exult, Inc. Age 62.

Compensation Disclosure

The following table summarizes the compensation for each of the Directors/Trustees for the Fund for all Lord Abbett-sponsored funds.

The third column of the following table sets forth the compensation accrued by the Fund for outside directors. The fourth column sets forth information with respect to the benefits accrued by all Lord Abbett-sponsored funds for outside directors/trustees under the Fund's retirement plans, which were terminated effective October 31, 2000. The fifth column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the funds received any compensation from the funds for acting as a director/trustee or officer.

                  For the Fiscal Year Ended September 30, 2000

                                                                             Equity-Based               For Year Ended
                                                                             Retirement Benefits        December 31, 2000
                                                                             Accrued by the             Total Compensation
                              Aggregate             Aggregate                Fund and                   Paid by the Fund and
                              Compensation          Compensation             Thirteen Other Lord        Eleven Other Lord
                              Accrued by            Accrued by               Abbett-sponsored           Abbett-sponsored
Name of Director              the Income Trust*     the Income Fund(1)       Funds(2)                   Funds(3)
----------------              -----------------     ------------------       --------                   --------
E. Thayer Bigelow             $683                  $4,004                   $19,491                    $ 57,720
William H. T. Bush            $681                  $3,988                   $16,396                    $ 58,000
Robert B. Calhoun, Jr.        $684                  $4,008                   $12,530                    $ 57,000
Stewart S. Dixon              $705                  $4,133                   $35,872                    $ 58,500
Franklin W. Hobbs**           none                    none                      none                        none
John C. Jansing***            $686                  $4,022                   $37,738                    $ 57,250
C. Alan MacDonald             $672                  $3,939                   $29,308                    $ 57,500
Hansel B. Millican, Jr.**     $684                  $4,005                   $42,261                    $ 57,500
Thomas J. Neff                $696                  $4,075                   $21,765                    $ 59,660

*Effective Nov. 1, 1999, the Income Trust changed its fiscal year from Oct. 31 to Sept. 30.
**Elected effective December 14, 2000.
***Retired effective December 14 , 2000.


1. Outside directors/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. Effective November 1, 2000, each director/trustee will receive an additional annual $25,000 retainer, the full amount of which must be deferred under the equity-based plan. The amounts ultimately received by the directors/trustees under the equity-based plan will be directly linked to the investment performance of the funds.


The amounts of the aggregate compensation payable by the Income Fund as of September 30 , 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments
were: Mr. Bigelow, $49,063; Mr. Bush, $     ; Mr. Calhoun, $      ; Mr. Dixon,
$       ; Mr. Jansing, $       ; Mr. MacDonald, $        ; Mr. Millican,
$       ; and Mr. Neff, $       .

The amounts of the aggregate compensation payable by the Trust as of September 31, 2000 deemed invested in fund shares, including dividends reinvested and changes in net asset value applicable to such deemed investments were: Mr.
Bigelow, $       ; Mr. Bush, $       ; Mr. Calhoun, $       ; Mr. Dixon, $     ;
Mr. Jansing, $       ; Mr. MacDonald, $        ; Mr. Millican, $        ; and
Mr. Neff, $        .

2. The amounts in this Column were accrued by the Lord Abbett-sponsored funds for the twelve months ended October 31, 2000.

3. This column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2000, including fees directors/trustees have chosen to defer, but does not include amounts accred under the equity-based plans and shown in Column 3.

4. The equity-based plans superseded a previously approved retirement plan for all directors/trustees. Directors had the option to convert their accrued benefits under the retirement plan. All of the then current outside directors/trustees except one made such election. Mr. Jansing chose to continue to receive benefits for life equal to their final annual retainer following retirement at or after age 72 with at least ten years of service. Thus, if Mr. Jansing were to retire and the annual retainer payable by the funds were the same as it is today, he would receive annual retirement benefits of $50,000.


Except where indicated, the following executive officers of the Income Fund and Trust have been associated with Lord Abbett for over five years. Mr. Allen, Ms. Binstock, Messrs. Brown, Carper, Ms. Foster, Messrs. Hilstad, Morris and Noelke are partners of Lord Abbett; the others are employees. None have received compensation from the Funds.

Executive Vice President:
Zane E. Brown, age 49

Vice Presidents:
Paul A. Hilstad, age 58, Vice President and Secretary

Joan A. Binstock, age 46 (with Lord Abbett since 1999, formerly Chief Operating Officer of Morgan Grenfell from 1996 to 1999, prior thereto Principal of Ernst & Young LLP)

Daniel E. Carper, age 49

Timothy Browse

Philip Fang, age 35

Lawrence H. Kaplan, age 44, (with Lord Abbett since 1997 - formerly Vice President and Chief Counsel of Salomon Brothers Asset Management Inc. from 1995 to 1997)

Tracie E. Richter, age 33 (with Lord Abbett since 1999, formerly Vice President-Head of Fund Administration of Morgan Grenfell from 1998 to 1999, Vice President of Bankers Trust from 1996 to 1998, prior thereto Tax Associate of Goldman Sachs)

Christina T. Simmons, age 43 (with Lord Abbett since 1999, formerly Assistant General Counsel of Prudential Investments from 1998 to 1999, prior thereto Counsel of Drinker, Biddle & Reath LLP, a law firm )

Scott Smith


Treasurer:


Francie W. Tai, age 35 (with Lord Abbett since 2000, formerly Manager of Goldman Sachs from 1997 to 2000, prior thereto Assistant Vice President of Bankers Trust)

Code of Ethics

The directors, trustees and officers of Lord Abbett-sponsored mutual funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Income Fund's and Trust's Code of Ethics which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               Control Persons and Principal Holders of Securities


As of January , 2001, the Income Fund's and Trust's officers and directors/trustees, as a group, owned less than 1% of the Income Fund's outstanding shares and there were no record holders of 5% or more of the Fund's outstanding shares.


                                       5.
                     Investment Advisory and Other Services

Investment Manager

As described under "Management" in the Prospectus, Lord Abbett is the Income Fund's and Trust's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Fund: Joan A. Binstock, Zane
E. Brown, Daniel E. Carper, Robert S. Dow, and Paul A. Hilstad. The other general partners are: Stephen I. Allen, John E. Erard, Robert P. Fetch, Daria L. Foster, Robert I. Gerber, W. Thomas Hudson, Stephen J. McGruder, Michael B. McLaughlin, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann, and Christopher J. Towle. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Income Fund and Trust, each Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month, at the annual rate of .50 of 1%. For the National, New York and California Fund this fee is allocated among the separate classes based on such class' proportionate share of the Funds' average daily net assets.

Each Fund pays all expenses not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside directors'/trustees' fees and expenses, association membership dues, legal and audit fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums and brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Fund.


As of September 30, 2000, other expenses reimbursed by Lord Abbett and not repaid by the Georgia Fund amounted to $127,414.

Gross management fees, management fees waived and net management fee for each Fund for the years ended September 30, 2000, 1999 and 1998, respectively, were as follows:

FUND

                                            2000
                                            ----
                             Gross                 Management           Net
                      Management Fees              Fees Waived          Management Fees
                      ---------------              -----------          ---------------
California            $   997,093                  -                    $   997,093
Connecticut           $   510,109                  -                    $   510,109
Florida               $   464,164                  -                    $   464,164
Georgia               $   127,414                  ($127,414)           -
Hawaii                $   340,900                  -                    $   340,900
Michigan              $   210,891                  -                    $   210,891
Minnesota             $    96,669                   ($96,669)           -
Missouri              $   598,538                  -                    $   598,538
National              $ 2,785,204                  -                    $ 2,785,204
New Jersey            $   767,391                  -                    $   767,391
New York              $ 1,183,488                  -                    $ 1,183,488
Pennsylvania          $   415,631                  -                    $   415,631
Texas                 $   388,928                  -                    $   388,928
Washington            $   235,023                  -                    $   235,023

* Effective Nov, 1999, the Fund changed its fiscal year end from October 31 to September 30.

                                            1999
                                            ----
                             Gross                 Management           Net
                      Management Fees              Fees Waived          Management Fees
                      ---------------              -----------          ---------------
California            $   649,209                  -                    $   649,209
Connecticut           $   303,692                  -                    $   303,692
Florida               $   641,726                  -                    $   641,726
Georgia               $   129,345                  ($129,345)           -
Hawaii                $   197,183                  -                    $   197,183
Michigan              $   265,750                  -                    $   265,750
Minnesota             $    39,994                   ($39,994)           -
Missouri              $   354,956                  -                    $   354,956
National              $ 1,628,688                  -                    $ 1,628,688
New Jersey            $   456,569                  -                    $   456,569
New York              $   717,139                  -                    $   717,139
Pennsylvania          $   504,847                  -                    $   504,847
Texas                 $   229,133                  -                    $   229,133
Washington            $   154,556                  -                    $   154,556

                                            1998
                                            ----
                             Gross                 Management           Net
                      Management Fees              Fees Waived          Management Fees
                      ---------------              -----------          ---------------
California            $ 1,336,847                  -                    $ 1,336,847
Connecticut           $   599,546                  -                    $   599,546
Florida               $   702,730                  -                    $   702,730
Georgia               $    84,279                  ($84,279)            -
Hawaii                $   399,689                  ($13,205)            $   386,484
Michigan              $   266,479                  -                    $  (266,479)
Minnesota             $    64,326                  ($64,326)            -
Missouri              $   705,908                  ($17,497)            $   688,411
National              $ 3,240,212                  -                    $ 3,240,212
New Jersey            $   919,485                  -                    $   919,485
New York              $ 1,472,880                  -                    $ 1,472,880
Pennsylvania          $   492,670                  -                    $   492,670
Texas                 $   453,092                  -                    $   453,092
Washington            $   321,260                  ($2,740)             $   318,520

Principal Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for each Fund.

Custodian


The Bank of New York ("BNY"), 1 Wall Street, New York, New York 10286, is the Fund's custodian.


Transfer Agent

United Missouri Bank of Kansas City, N.A., Tenth and Grand Kansas City, Missouri 64141, acts as the transfer agent and dividend disbursing agent for each Fund.

Independent Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, are the independent auditors of each Fund and must be approved at least annually by each Fund's Board of Directors/Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for each Fund, including the examination of financial statements included in the Fund's Annual Report to Shareholders.

                                       6.
                    Brokerage Allocation and Other Practices

Each Fund's policy is to obtain best execution on all our portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, each Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, we may, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When in the opinion of Fund management, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of each Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to each Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.


During the fiscal years ending September 30, 2000, 1999, and 1998, we paid no commissions to independent dealers.


                                       7.
                       Capital Stock and Other Securities

Classes of Shares. Each Fund offers share classes (Class A, B, C or P) as described in the Prospectus. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices. Investors should read this section carefully to determine which class represents the best investment option for their particular situation.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes or funds may be added in the future. The Act requires that where more than one class or fund exists, each class or fund must be preferred over all other classes or funds in respect of assets specifically allocated to such class or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class or fund in the matter are substantially identical or the matter does not affect any interest of such class or fund. However, the Rule exempts the selection of independent public accountants.

Each Fund does not hold annual meetings of shareholders unless one or more matters are required to be acted on my shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Fund or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders of upon other matters deemed to be necessary or desirable or
(ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments of less than $1 million (or on investments for employer-sponsored retirement plans under the Internal Revenue Code (hereinafter referred to as "Retirement Plans") with less than 100 eligible employees or on investments that do not qualify to be under a "special retirement wrap program" as a program sponsored by an authorized institution showing one or more characteristics distinguishing it, in the opinion of Lord Abbett Distributor from a mutual fund wrap fee program). If you purchase Class A shares as part of an investment of at least $1 million (or for Retirement Plans with at least 100 eligible employees or under a special retirement wrap program) in shares of one or more Lord Abbett-sponsored Funds, you will not pay an initial sales charge, but if you redeem any of those shares within 24 months after the month in which you buy them, you may pay to the Fund a contingent deferred sales charge ("CDSC") of 1% except for redemptions under a special retirement wrap program. Class A shares are subject to service and distribution fees that are currently estimated to total annually approximately 0.23 of 1% of the annual net asset value of the Class A shares for Florida and Pennsylvania Funds. The initial sales charge rates, the CDSC and the Rule 12b-1 plan applicable to the Class A shares are described in the Fund's prospectus.

Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the sixth anniversary of buying them, you will normally pay a CDSC to Lord Abbett Distributor. That CDSC varies depending on how long you own shares. Class B shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class B shares. The CDSC and the Rule 12b-1 plan applicable to the Class B shares are described in the Fund's prospectus.

Conversions of Class B shares. The conversion of Class B shares on the eighth anniversary of their purchase is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder.

Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you redeem your shares before the first anniversary of buying them, you will normally pay the Fund a CDSC of 1%. Class C shares are subject to service and distribution fees at an annual rate of 1% of the annual net asset value of the Class C shares. The CDSC and the Rule 12b-1 plan applicable to the C shares are described in the Fund's prospectus.

Class P Shares. If you buy Class P shares, you pay no sales charge at the time of purchase, and if you redeem your shares you pay no CDSC. Class P shares are subject to service and distribution fees at an annual rate of .45 of 1% of the average daily net asset value of the Class P shares. The Rule 12b-1 plan applicable to the Class P shares is described in the Fund's prospectus. Class P shares are available to a limited number of investors.

Rule 12b-1 Plans

Class A, B, C and P. As described in the Prospectus, the Fund has adopted a Distribution Plan and Agreement on behalf of each Fund pursuant to Rule 12b-1 of the Act for each class of such Fund: the "A Plan" (all Funds), the "B Plan" (National Fund only) and the "C Plan" (National, New York and California Fund only), respectively. In adopting each Plan and in approving its continuance, the Board of Directors has concluded that there is a reasonable likelihood that each Plan will benefit its respective Class and such Classes' shareholders. The expected benefits include greater sales and lower redemptions of shares, which should allow each Class to maintain a consistent cash flow, and a higher quality of service to shareholders by authorized institutions than would otherwise be the case. Lord Abbett used all amounts received under the A, B and C Plans for payments to dealers for (i) providing continuous services to the shareholders, such as answering shareholder inquiries, maintaining records, and assisting shareholders in making redemptions, transfers, additional purchases and exchanges and (ii) their assistance in distributing shares of each Fund.

The fees payable under the A, B and C Plans are described in the Prospectus. For the fiscal year ended September 30, 1999 fees paid to dealers under the Plans were as follows: National Fund $2,474,539; New York Fund $931,947 California Fund $897,448; Texas Fund $291,692; New Jersey Fund $555,969; Connecticut Fund $381,625; Missouri Fund $492,459 and Hawaii Fund $254,116.

Each Plan requires the Directors/Trustees to review, on a quarterly basis, written reports of all amounts expended pursuant to the Plan and the purposes for which such expenditures were made. Each Plan shall continue in effect only if its continuance is specifically approved at least annually by vote of the Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("outside directors"), cast in person at a meeting called for the purpose of voting on the Plan. No Plan may be amended to increase materially above the limits set forth therein the amount spent for distribution expenses without approval by a majority of the outstanding voting securities of the applicable class and the approval of a majority of the directors, including a majority of the outside directors. Each Plan may be terminated at any time by vote of a majority of the outside directors or by vote of a majority of its class's outstanding voting securities.

Contingent Deferred Sales Charges. A Contingent Deferred Sales Charge ("CDSC"), applies regardless of class, and (i) will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price and (ii) is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions).

Class A Shares. As stated in the Prospectus, subject to certain exceptions, a CDSC of 1% is imposed with respect to those Class A shares (or Class A shares of another Lord Abbett-sponsored Fund or fund acquired through exchange of such shares) on which a fund has paid the one-time distribution fee of 1% if such shares are redeemed out of the Lord Abbett-sponsored family of Funds within a period of 24 months from the end of the month in which the original sale occurred.

Class B Shares (National Fund only). As stated in the Prospectus, subject to certain exceptions, if Class B shares of the National Fund (or Class B shares of another Lord Abbett-sponsored Fund or fund acquired through exchange of such shares) are redeemed out of the Lord Abbett-sponsored Family of Funds for cash before the sixth anniversary of their purchase, a CDSC will be deducted from the redemption proceeds. The Class B CDSC is paid to Lord Abbett Distributor to reimburse its expenses, in whole or in part, of providing distribution-related service to the Fund in connection with the sale of Class B shares.

To minimize the effects of the CDSC or to determine whether the CDSC applies to a redemption, the Funds redeem shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held on or after the sixth anniversary of their purchase, and (3) shares held the longest before such sixth anniversary.

The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:

Anniversary of the day on                                 Contingent Deferred Sales Charge
which the Purchase order was accepted                     on Redemptions (As % of Amount Subject to Charge)
Before the 1st                                            5.0%
On the 1st, before the 2nd                                4.0%
On the 2nd, before the 3rd                                3.0%
On the 3rd, before the 4th                                3.0%
On the 4th, before the 5th                                2.0%
On the 5th, before the 6th                                1.0%
On or after the 6th anniversary                           None

In the table, an "anniversary" is the same calendar day in each respective year after the date of purchase. All purchases are considered to have been made on the business day on which the purchase order was accepted.

Class C Shares (National, New York and California Fund only). As stated in the Prospectus, subject to certain exceptions, if Class C shares are redeemed for cash before the first anniversary of their purchase, the redeeming shareholder will be required to pay to the Fund on behalf of Class C shares a CDSC of 1% of the lower of cost or the then net asset value of Class C shares redeemed. If such shares are exchanged into the same class of another Lord Abbett-sponsored Fund and subsequently redeemed before the first anniversary of their original purchase, the charge will be collected by the other fund on behalf of the Fund's Class C shares.

General. Each percentage (1% in the case of Class A and C shares and 5% through 1% in the case of Class B shares) used to calculate CDSCs described above for the Class A, Class B and Class C shares is sometimes hereinafter referred to as the "Applicable Percentage".

With respect to Class A and Class B shares, no CDSC is payable on redemptions by participants or beneficiaries from employer-sponsored retirement plans under the Internal Revenue Code for benefit payments due to plan loans, hardship withdrawals, death, retirement or separation from service and for returns of excess contributions to retirement plan sponsors. In the case of Class A and Class C shares, the CDSC is received by the applicable fund and is intended to reimburse all or a portion of the amount paid by the fund if the shares are redeemed before the fund has had an opportunity to realize the anticipated benefits of having a long-term shareholder account in the fund. In the case of Class B shares, the CDSC is received by Lord Abbett Distributor and is intended to reimburse its expenses of providing distribution-related service to the National Fund (including recoupment of the commission payments made) in connection with the sale of Class B shares before Lord Abbett Distributor has had an opportunity to realize its anticipated reimbursement by having such a long-term shareholder account subject to the B Plan distribution fee.

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett family of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett Funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.

In no event will the amount of the CDSC exceed the Applicable Percentage of the lesser of: (i) the net asset value of the shares redeemed or (ii) the original cost of such shares (or of the Exchanged Shares for which such shares were acquired). No CDSC will be imposed when the investor redeems (i) amounts derived from increases in the value of the account above the total cost of shares being redeemed due to increases in net asset value, (ii) shares with respect to which no Lord Abbett Fund or Fund paid a 12b-1 fee and, in the case of Class B shares, Lord Abbett Distributor paid no sales charge or service fee (including shares acquired through reinvestment of dividend income and capital gains distributions) or (iii) shares which, together with Exchanged Shares, have been held continuously for 24 months from the end of the month in which the original sale occurred (in the case of Class A shares); for six years or more (in the case of Class B shares) or for one year or more (in the case of Class C shares). In determining whether a CDSC is payable, (a) shares not subject to the CDSC will be redeemed before shares subject to the CDSC and (b) of the shares subject to a CDSC, those held the longest will be the first to be redeemed.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial adviser. The Fund's class-specific expenses and the effect of the different types of sales charges on your investment will affect your investment results over time. The most important factors are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

In the following discussion, to help provide you and your financial adviser with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C, and considered the effect of the higher distribution fees on Class B and Class C expenses (which will affect your investment return). Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, the operating expenses borne by each class of shares, and the class of shares you purchase. The factors briefly discussed below are not intended to be investment advice, guidelines or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. For example, over time, the reduced sales charges available for larger purchases of Class A shares may offset the effect of paying an initial sales charge on your investment, compared to the effect over time of higher class-specific expenses on Class B or Class C shares for which no initial sales charge is paid. Because of the effect of class-based expenses, your choice should also depend on how much you plan to invest.

Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares. This is because of the effect of the Class B CDSC if you redeem before the sixth anniversary of your purchase, as well as the effect of the Class B distribution fee on the investment return for that class in the short term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the CDSC does not apply to amounts you redeem after holding them one year.

However, if you plan to invest more than $100,000 for the short term, then the more you invest and the more your investment horizon increases toward six years, the more attractive the Class A share option may become. This is because the annual distribution fee on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class

A might be more appropriate than Class C for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more appropriate than Class C. If you are investing $500,000 or more, Class A may become more desirable as your investment horizon approaches 3 years or more.

For most investors who invest $1 million or more or for Retirement Plans with at least 100 eligible employees or for investments pursuant to a special retirement wrap program, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, it may not be suitable for you to place a purchase order for Class B shares of $500,000 or more or a purchase order for Class C shares of $1,000,000 or more. In addition, it may not be suitable for you to place an order for Class B or C shares for a Retirement Plan with at least 100 eligible employees or for a special retirement wrap program. You should discuss this with your financial advisor.

Investing for the Longer Term. If you are investing for the longer term (for example, to provide for future college expenses for your child) and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate investment option, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or Class C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Rights of Accumulation.

Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, and should not be relied on as rigid guidelines.

Are There Differences in Account Features That Matter to You? Some account features are available in whole or in part to Class A, Class B and Class C shareholders. Other features (such as Systematic Withdrawal Plans) might not be advisable in non-Retirement Plan accounts for Class B shareholders (because of the effect of the CDSC on the entire amount of a withdrawal if it exceeds 12% annually) and in any account for Class C shareholders during the first year of share ownership (due to the CDSC on withdrawals during that year). See "Systematic Withdrawal Plan" under "Shareholder Services" in the Prospectus for more information about the 12% annual waiver of the CDSC. You should carefully review how you plan to use your investment account before deciding which class of shares you buy. For example, the dividends payable to Class B and Class C shareholders will be reduced by the expenses borne solely by each of these classes, such as the higher distribution fee to which Class B and Class C shares are subject, as described below.

How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. As discussed in more detail below, such compensation is primarily paid at the time of sale in the case of Class A and B shares and is paid over time, so long as shares remain outstanding, in the case of Class C shares. It is important that investors understand that the primary purpose of the CDSC for the Class B shares and the distribution fee for Class B and Class C shares is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate brokers and other persons selling such shares. The CDSC, if payable, supplements the Class B distribution fee and reduces the Class C distribution fee expenses for the Fund and Class C shareholders.

                                       8.
                             Purchases, Redemptions
                                   and Pricing

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions", respectively.

As disclosed in the Prospectus, we calculate the Fund's net asset value as of the close of the New York Stock Exchange ("NYSE") on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national securities exchange are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked price, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities not traded on the NASDAQ National Market System are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Directors/Trustees.

Net Asset Value Purchases of Class A Shares. As stated in the Prospectus, our Class A shares may be purchased at net asset value by our directors, employees of Lord Abbett, employees of our shareholder servicing agent and employees of any securities dealer having a sales agreement with Lord Abbett who consents to such purchases or by the trustee or custodian under any pension or profit-sharing plan or Payroll Deduction IRA established for the benefit of such persons or for the benefit of employees of any national securities trade organization to which Lord Abbett belongs or any company with an account(s) in excess of $10 million managed by Lord Abbett on a private-advisory-account basis. For purposes of this paragraph, the terms "directors" and "employees" include a director's or employee's spouse (including the surviving spouse of a deceased director or employee). The terms " directors" and "employees of Lord Abbett" also include other family members and retired directors and employees.

Our Class A shares also may be purchased at net asset value (a) at $1 million or more, (b) with dividends and distributions from Class A shares and other Lord Abbett-sponsored funds, except for LARF, LAEF and LASF, (c) under the loan feature of the Lord Abbett-sponsored prototype 403(b) plan for share purchases representing the repayment of principal and interest, (d) by certain authorized brokers, dealers, registered investment advisers or other financial institutions who have entered into an agreement with Lord Abbett Distributor in accordance with certain standards approved by Lord Abbett Distributor, providing specifically for the use of our shares in particular investment products made available for a fee to clients of such brokers, dealers, registered investment advisers and other financial institutions, and (e) by employees, partners and owners of unaffiliated consultants and advisors to Lord Abbett, Lord Abbett Distributor or Lord Abbett-sponsored Funds who consent to such purchase if such persons provide service to Lord Abbett, Lord Abbett Distributor or such funds on a continuing basis and are familiar with such funds. Shares are offered at net asset value to these investors for the purpose of promoting goodwill with employees and others with whom Lord Abbett Distributor and/or the fund has business relationships.

Our shares may be issued at net asset value in exchange for the assets, subject to possible tax adjustment, of a personal holding company or an investment company. There are economies of selling efforts and sales-related expenses with respect to offers to these investors and those referred to above.

For each class of share, the net asset value will be determined by taking the net assets and dividing by the number of shares outstanding.


Net Asset Value Purchases of Class A Shares. The maximum offering prices of our Class A shares on September 30, 2000 were computed as follows:

                                         National       New York       Texas         Connecticut    California
                                         Fund           Fund           Fund          Fund           Fund
                                         ----           ----           ----          ----           ----
Net asset value per
share (net assets divided by shares
outstanding)                             $10.76         $10.53         $ 9.43        $ 9.79         $10.29

Maximum offering
price per share (net asset value
divided by .9675)                        $11.12         $10.88         $ 9.75        $10.12         $10.64

                                         Missouri       Minnesota      New Jersey    Hawaii         Washington
                                         Fund           Fund           Fund          Fund           Fund
                                         ----           ----           ----          ----           ----
Net asset value per
share (net assets divided by shares
outstanding)                             $ 4.96         $ 4.76         $ 4.96        $ 4.83         $ 4.89

Maximum offering
price per share (net asset value
divided by .9675)                        $ 5.13         $ 4.92         $ 5.13        $ 4.99         $ 5.05

                                            Florida       Pennsylvania  Georgia       Michigan
                                            Fund          Fund          Fund          Fund
                                            ----          ----          ----          ----
Net asset value per
share (net assets divided by shares
outstanding)                                $4.57         $4.90         $5.07         $4.87

Maximum offering
price per share (net asset value
divided by .9675)                           $4.72         $5.06         $5.24         $5.03

The maximum offering prices of our Class B shares on September 30, 2000 were computed as follows:

                                                  National
                                                  Fund
                                                  ----
Net asset value per
share (net assets divided by shares
outstanding ......................................$10.79

The maximum offering prices of our Class C shares on September 30, 2000 were computed as follows:

                                      National        New York      California     Florida
                                      Fund            Fund          Fund           Fund
                                      ----            ----          ----           ----
Net asset value per
share (net assets divided by shares
outstanding                           $10.77          $10.54        $10.30         $4.28


Exchanges. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your shares for those of the same class of: (i) Lord Abbett-sponsored funds currently offered to the public with a sales charge (front-end, back-end or level), (ii) GSMMF or (iii) AMMF, to the extent offers and sales may be made in your state. You should read the prospectus of the other Funds before exchanging. In establishing a new account by exchange, shares of the Fund being exchanged must have a value equal to at least the minimum initial investment required for the Fund into which the exchange is made.

Shareholders in other Lord Abbett-sponsored Funds and AMMF have the same right to exchange their shares for the Fund's shares. Exchanges are based on relative net asset values on the day instructions are received by the Fund in Kansas City if the instructions are received prior to the close of the NYSE in proper form. No sales charges are imposed except in the case of exchanges out of GSMMF or AMMF (unless a sales charge (front-end, back-end or level) was paid on the initial investment). Exercise of the exchange privilege will be treated as a sale for federal income tax purposes, and, depending on the circumstances, a gain or loss may be recognized. In the case of an exchange of shares that have been held for 90 days or less where no sales charge is payable on the exchange, the original sales charge incurred with respect to the exchanged shares will be taken into account in determining gain or loss on the exchange only to the extent such charge exceeds the sales charge that would have been payable on the acquired shares had they been acquired for cash rather than by exchange. The portion of the original sales charge not so taken into account will increase the basis of the acquired shares.

Shareholders have the exchange privilege unless they refuse it in writing. You should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and we reserve the right to terminate or limit the privilege of any shareholder who makes frequent exchanges. We can revoke or modify the privilege for all shareholders upon 60 days' prior notice. "Eligible Funds" are AMMF and other Lord Abbett-sponsored Funds which are eligible for the exchange privilege, except Lord Abbett Series Fund ("LASF") which offers its shares only in connection with certain variable annuity contracts, Lord Abbett Equity Fund ("LAEF") which is not issuing shares, and fund of Lord Abbett Research Fund not offered to the general public ("LARF").

The other funds which participate in the Telephone Exchange Privilege (except
(a) Lord Abbett U.S. Government Securities Money Market Fund, Inc. ("GSMMF"),
(b) certain funds and Lord Abbett Tax-Free Income Trust for which a Rule 12b-1 Plan is not yet in effect, and (c) any authorized institution's affiliated money market fund satisfying Lord Abbett Distributor as to certain omnibus account and other criteria, hereinafter referred to as an "authorized money market fund" or "AMMF" (collectively, the "Non-12b-1 Funds")) have instituted a CDSC for each class on the same terms and conditions. No CDSC will be charged on an exchange of shares of the same class between Lord Abbett Funds or between such Funds and AMMF. Upon redemption of shares out of the Lord Abbett family of Funds or out of AMMF, the CDSC will be charged on behalf of and paid: (i) to the Fund in which the original purchase (subject to a CDSC) occurred, in the case of the Class A and Class C shares and (ii) to Lord Abbett Distributor if the original purchase was subject to a CDSC, in the case of the Class B shares. Thus, if shares of a Lord Abbett Fund are exchanged for shares of the same class of another such Fund and the shares of the same class tendered ("Exchanged Shares") are subject to a CDSC, the CDSC will carry over to the shares of the same class being acquired, including GSMMF and AMMF ("Acquired Shares"). Any CDSC that is carried over to Acquired Shares is calculated as if the holder of the Acquired Shares had held those shares from the date on which he or she became the holder of the Exchanged Shares. Although the Non-12b-1 Funds will not pay a distribution fee on their own shares, and will, therefore, not impose their own CDSC, the Non-12b-1 Funds will collect the CDSC (a) on behalf of other Lord Abbett Funds, in the case of the Class A and Class C shares and (b) on behalf of Lord Abbett Distributor, in the case of the Class B shares. Acquired Shares held in GSMMF and AMMF which are subject to a CDSC will be credited with the time such shares are held in GSMMF but will not be credited with the time such shares are held in AMMF. Therefore, if your Acquired Shares held in AMMF qualified for no CDSC or a lower Applicable Percentage at the time of exchange into AMMF, that Applicable Percentage will apply to redemptions for cash from AMMF, regardless of the time you have held Acquired Shares in AMMF.


Letter of Intention. Under the terms of the Letter of Intention as described in the Prospectus to invest $100,000 or more over a 13-month period as described in the Prospectus, shares of Lord Abbett-sponsored funds (other than shares of LAEF, LASF, LARF and GSMMF, unless holdings in GSMMF are attributable to shares exchanged from a Lord Abbett-sponsored fund offered with a front-end, back-end or level sales charge) currently owned by you are credited as purchases (at their current offering prices on the date the Statement is signed) toward achieving the stated investment and reduced initial charges for Class A shares. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charge payable if the Statement is not completed. The Statement of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, the full amount indicated.


Rights of Accumulation. As stated in the Prospectus, purchasers (as defined in the Prospectus) may accumulate their investment in Lord Abbett-sponsored funds (other than LASF, GSMMF, and AMMF unless holdings in GSMMF or AMMF are attributable to shares exchanged from a Lord Abbett-sponsored fFund offered with a front-end, back-end or level sales charge) so that a current investment, plus the purchaser's holdings valued at the current maximum offering price, reach a level eligible for a discounted sales charge for Class A shares.

Redemptions. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Directors/Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 30 days' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

Div-Move. Under the Div-Move service described in the Prospectus, you can invest the dividends paid on your account of any class into an existing account of the same class in any other Eligible Fund. The account must be either your account, a joint account for you and your spouse, a single account for your spouse, or a custodial account for your minor child under the age of 21. You should read the prospectus of the other fund before investing.

Invest-A-Matic. The Invest-A-Matic method of investing in the Funds and/or any other Eligible Fund is described in the Prospectus. To avail yourself of this method you must complete the application form, selecting the time and amount of your bank checking account withdrawals and the funds for investment, include a voided, unsigned check and complete the bank authorization.

Systematic Withdrawal Plans. The Systematic Withdrawal Plan (the "SWP") also is described in the Prospectus. You may establish a SWP if you own or purchase uncertificated shares having a current offering price value of at least $10,000. Lord Abbett prototype retirement plans have no such minimum. With respect to Class B shares the CDSC will be waived on redemptions of up to 12% per year of the current net asset value of your account at the time the SWP is established. For Class B share redemptions over 12% per year, will apply to the entire redemption. Therefore, please contact the Fund for assistance in minimizing the CDSC in this situation. With respect to Class C shares, the CDSC will be waived on and after the first anniversary of their purchase. The SWP involves the planned redemption of shares on a periodic basis by receiving either fixed or variable amounts at periodic intervals. Since the value of shares redeemed may be more or less than their cost, gain or loss may be recognized for income tax purposes on each periodic payment. Normally, you may not make regular investments at the same time you are receiving systematic withdrawal payments because it is not in your interest to pay a sales charge on new investments when in effect a portion of that new investment is soon withdrawn. The minimum investment accepted while a withdrawal plan is in effect is $1,000. The SWP may be terminated by you or by us at any time by written notice.

Retirement Plans. The Prospectus indicates the types of retirement plans for which Lord Abbett provides forms and explanations. Lord Abbett makes available the retirement plan forms and custodial agreements for IRAs (Individual Retirement Accounts including Simplified Employee Pensions), 403(b) plans and qualified pension and profit-sharing plans, including 401(k) plans. The forms name Investors Fiduciary Trust Company as custodian and contain specific information about the plans. Explanations of the eligibility requirements, annual custodial fees and allowable tax advantages and penalties are set forth in the relevant plan documents. Adoption of any of these plans should be on the advice of your legal counsel or qualified tax adviser.

                                       9.
                              Taxation of the Funds


Each Fund will be treated as a separate entity for federal income tax purposes. As a result, the status of each Fund as a regulated investment company is determined separately by the Internal Revenue Service. Each Fund qualified as a regulated investment company for its last fiscal year and intends to do so for this fiscal year. If any Fund does not qualify it will be taxed as a normal corporation.

Income from tax-exempt obligations is not included in investment company taxable income. If at the close of each quarter of a taxable year of the Fund, at least 50% of the value of the Fund's total assets consists of certain obligations the interest on which is excludable from gross income under Section 103(a) of the Internal Revenue Code, the Fund may pay "exempt-interest" dividends to its shareholders. Those dividends constitute the portion of aggregate dividends (excluding capital gains) as designated by the Fund, equal to the excess of the Fund's excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends paid by the Fund are generally exempt from federal income tax; however, the amount of such dividends must be reported on the recipient's federal income tax return.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund may not be deductible, in whole or in part, for federal, state or local tax purposes . Pursuant to published guidelines, the Internal Revenue Service may deem indebtedness to have been incurred for the purpose of acquiring or carrying shares of the Fund even though the borrowed funds may not be directly traceable to the purchase of shares.

Fund shares may not be an appropriate investment for "substantial users" of facilities financed by industrial development bonds, or persons related to such "substantial users." Such persons should consult their tax advisers before investing in Fund shares.

Certain financial institutions like other taxpayers may be denied a federal income tax deduction for the amount of interest expense allocable to an investment in the Fund. The deduction for loss reserves available to property and casualty insurance companies may be reduced by a specified percentage as a result of their investment in a Fund.

The value of any shares redeemed by a Fund or repurchased or otherwise sold may be more or less than your tax basis at the time of disposition. Any gain generally will be taxable for federal income tax purposes. Any loss realized on the disposition of Fund shares for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distribution designated by the Fund as a "capital gains distribution" received with respect to such shares. Moreover, shareholders will not be allowed to recognize for tax purposes any capital loss realized on the redemption or repurchase of Fund shares which they have held for six months or less to the extent of any tax-exempt distributions received on the shares. Losses on the sale of stock or securities are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, the taxpayer acquires stock or securities that are substantially identical.

Distributions declared in December, if paid to you by the end of January, are taxable for federal income tax purposes as if received in December.

Each Fund will be subject to a 4% nondeductible excise tax on certain amounts not distributed or treated as having been distributed on a timely basis each calendar year . Each Fund intends to distribute to shareholders each year an amount adequate to avoid the imposition of such excise tax.

Exempt interest dividends are taken into account when determining the taxable portion of your social security or railroad retirement benefits.

Limitations imposed by the Internal Revenue Code on regulated investment companies may restrict a Fund's ability to engage in the writing of call options, in financial futures transactions or in other investment techniques and practices . In addition, in order to qualify for exemption from state and local personal property taxes in Florida and Pennsylvania, a Fund may be required to refrain from engaging in transactions, techniques or practices it is otherwise permitted to engage in or to dispose of investments attributable to such transactions each year before the relevant "statutory assessment dates ."

The foregoing discussion relates solely to U.S. federal income tax law as applicable to United States persons (United States citizens or residents and United States domestic corporations, partnerships, trusts and estates).

Each shareholder who is not a United States person should consult his tax adviser regarding the U.S. and foreign tax consequences of the ownership of shares of a Fund, including a 30% (or lower treaty rate) United States withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of United States gift and estate taxes.

California Taxes - If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's total assets do not consist of obligations from which interest, when held by an individual, is exempt from California personal income tax, and if the Fund does not qualify as a management company under the California Revenue and Taxation Code, then the Fund will not be qualified to pay dividends to its shareholders that are exempt from the California personal income tax.

Connecticut Taxes - Exempt-interest dividends are not exempt from Connecticut personal income tax unless at least 50% of the Fund's assets at the close of each quarter consist of obligations of the United States (including U.S. territories and possessions).

Florida Taxes - Florida imposes an intangible personal property tax on certain financial assets, including, under certain circumstances, mutual fund shares. Unlike most state and local taxes which are assessed on ordinary income and capital gains derived from mutual fund shares, the Florida intangible tax is based on the net asset value of these shares. Unless the Fund is organized as a business trust and at least 90%of the net asset value of the Fund's portfolio of assets consist of exempt properties such as obligations issued by the State of Florida, its municipalities, counties and other taxing districts, or by the United States Government and its agencies, no exemption from the Florida intangible tax is available.

Minnesota Taxes - Exempt-interest dividends derived from interest on the obligations of the State of Minnesota or its political subdivisions are subject to Minnesota personal income tax unless 95% or more of the exempt-interest dividends paid by the Minnesota fund come from these obligations.

New Jersey Taxes - Exempt-interest dividends are subject to New Jersey state personal income tax unless the Fund qualifies as a qualified investment fund. A qualified investment fund means any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which has at least 80% of the aggregate principal amount of all its investments invested in obligations issued by the State of New Jersey or any public entity within the State of New Jersey.

New York Taxes - Exempt-interest dividends are not exempt from New York State and New York City personal income tax unless at least 50% of the Fund's assets at the close of each quarter consist of obligations of the United States (including U.S. territories and possessions).

Except as otherwise discussed in the Prospectus, the receipt of dividends and distributions from the Funds may be subject to state and local taxes. You should consult your tax adviser on state and local tax matters.


                                       10.
                                   Underwriter

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Funds. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

For our last three fiscal years, Lord Abbett Distributor as our principal underwriter received net commissions after allowance of and carried over to future years a portion of the sales charge to independent dealers with respect to the Class A shares as follows:

                                   Income Fund

                                    Year Ended            Year Ended            Year Ended
                                    Sept. 30, 1999        Sept. 30, 1998        Sept. 30, 1997
                                    --------------        --------------        --------------
Gross sales charge                  $2,720,640            $3,023,934            $2,686,781
Amount allowed
to dealers                          $2,338,464            $2,631,133            $2,338,259
                                    ----------            ----------            ----------

Net commissions received
by Lord Abbett                      $  382,176            $  392,801            $  348,522
                                    ==========            ==========            ==========

                                      Trust

                                    Year Ended            Year Ended            Year Ended
                                    Oct. 30, 2000         Oct. 30, 1999         Sept. 30, 1998
                                    -------------         -------------         --------------
Gross sales charge                  $   234,217           $   863,951           $ 904,104
Amount allowed
to dealers                          $   192,948           $   749,070           $ 192,948
                                    -----------           -----------           ---------

Net commissions received
by Lord Abbett Distributor          $    41,269           $   114,881           $  41,269
                                    ===========           ===========           =========


                                       11.
                                   Performance

Each Fund computes the average annual rate of total return for each class during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by $1,000 which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation.

In calculating total returns for Class A shares, the current maximum sales charge of 3.25% (as a percentage of the offering price) is deducted from the initial investment (unless the return is shown at net asset value). For Class B shares (National fund only), the payment of the applicable CDSC (5.0% prior to the first anniversary of purchase, 4.0% prior to the second anniversary of purchase, 3.0% prior to the third and fourth anniversaries of purchase, 2.0% prior to the fifth anniversary of purchase, 1.0% prior to the sixth anniversary of purchase and no CDSC on and after the sixth anniversary of purchase) is applied to the National fund's investment result for that class for the time period shown (unless the total return is shown at net asset value). For Class C shares, the 1.0% CDSC is applied to the applicable fund's investment result for that class for the time period shown prior to the first anniversary of purchase (unless the total return is shown at net asset value). Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

The total returns for the Class A shares of following funds for the one-year, five-year, and the ten year periods ending :September 30, 2000 of the fund are as follows:

                                                                     10 Year or
               Fund                      1 Year        5 Year        Life
               ----                      ------        ------        ----

               CLASS A
National Tax-Free Income Fund            1.60%         4.46%         6.34%
California Tax-Free Income Fund          3.20%         4.26%         6.17%
Connecticut Tax-Free Income Fund         1.00%         3.99%         5.93%
Hawaii Tax-Free Income Fund              1.60%         4.16%         5.49%
Minnesota Tax-Free Income Fund           1.90%         4.04%         5.26%
Missouri Tax-Free Income Fund            1.20%         4.02%         5.86%
New Jersey Tax-Free Income Fund          1.80%         4.29%         6.38%
New York Tax-Free Income Fund            2.30%         4.09%         6.04%
Texas Tax-Free Income Fund               0.70%         3.94%         6.35%
Washington Tax-Free Income Fund          1.60%         4.58%         5.70%
Florida Series                           0.90%         3.49%         5.02%
Georgia Series                           3.20%         5.34%         6.58%
Michigan Series                          2.90%         4.56%         5.59%
Pennsylvania Series                      1.80%         4.43%         5.74%

               CLASS B
National Tax-Free Income Fund           -0.67%           --          4.01%

               CLASS C
California Tax-Free Income Fund          5.02%           --          4.53%
Florida Tax-Free Income Fund             2.55%           --          3.74%
National Tax-Free Income Fund            3.24%           --          4.60%
New York Tax-Free Income Fund            4.07%           --          4.43%

Each funds' yield quotation for each class is based on a 30-day period ended on a specified date, computed by dividing the funds' net investment income per share earned during the period by the funds' maximum offering price per share on the last day of the period. This is determined by finding the following quotient: Take the funds' dividends and interest earned during the period minus its expenses accrued for the period (net of reimbursements) and divide by the product of (i) the average daily number of fund shares outstanding during the period that were entitled to receive dividends and (ii) the funds' maximum offering price per share on the last day of the period. To this quotient add one. This sum is multiplied by itself five times. Then, one is subtracted from the product of this multiplication and the remainder is multiplied by two. Yield for the Class A shares reflects the deduction of the maximum initial sales charge, but may also be shown based on the fund's net asset value per share. Yields for Class B and C shares do not reflect the deduction of the CDSC. For the 30-day period ended September 30, 2000, the yields for Class A shares of the Funds were:

               Fund                                30-day Yield

        National Tax-Free Income Fund              4.70%
        California Tax-Free Income Fund            4.39%
        Connecticut Tax-Free Income Fund           4.52%
        Hawaii Tax-Free Income Fund                4.44%
        Minnesota Tax-Free Income Fund             5.43%
        Missouri Tax-Free Income Fund              4.49%
        New Jersey Tax-Free Income Fund            4.30%
        New York Tax-Free Income Fund              4.58%
        Texas Tax-Free Income Fund                 4.54%
        Washington Tax-Free Income Fund            4.84%
        Florida Series                             4.22%
        Georgia Series                             5.43%
        Michigan Series                            4.76%
        Pennsylvania Series                        4.41%

Each Fund's tax-equivalent yield is computed by dividing that portion of the Funds' yield (as determined above) which is tax exempt by one minus a stated income tax rate (National 39.60%; California 45.22%; Connecticut 42.32%; Missouri 41.82%; New Jersey 43.45%; New York 43.74%; Texas 39.60%; Hawaii 44.58%; Washington 39.60% and Minnesota 44.43%) and adding the product to that portion, if any, of the Funds' yield that is not tax exempt. For the 30-day period ended on September 30, 2000, the tax-equivalent yields for Class A shares of the National, California, Connecticut, Missouri, New Jersey, New York, Texas, Hawaii, Washington and Minnesota Funds were 7.78%, 8.01%, 8.84%, 7.72%, 7.60%, 8.14%, 7.52%, 8.01%, 8.01%, and 9.77%, respectively.


It is important to remember that these figures represent past performance and an investor should be aware that the investment return and principal value of a fund investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

                                       12.
                              Financial Statements


The financial statements for the period November 1, 1999 to September 30, 2000 and for the year ended October 31, 1999 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 2000 Annual Report to Shareholders of Lord Abbett Tax-Free Income Trust are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

The financial statements for the fiscal year ended September 30, 2000 and the opinion thereon of Deloitte & Touche LLP, independent auditors, included in the 2000 Annual Report to Shareholders of the Lord Abbett Tax-Free Income Fund, Inc. are incorporated herein by reference in reliance upon the authority of Deloitte & Touche LLP as experts in auditing and accounting.

               Description of Four Highest Municipal Bond Ratings

Moody's describes its four highest ratings for municipal bonds as follows:

Aaa Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Standard & Poor's describes its four highest ratings for municipal bonds as follows:

AAA An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions are changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Fitch describes its four highest ratings for municipal bonds as follows:

AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

                                   APPENDIX B

                       Risk Factors Regarding Investments
   in California, Connecticut, Florida, Georgia, Hawaii, Michigan, Minnesota,
      Missouri, New Jersey, New York, Pennsylvania, Texas, Washington and
                          Puerto Rico Municipal Bonds

The following information is a summary of certain special risks affecting the states and territory indicated, each of which could affect the value of the bonds held by the Funds. It does not purport to be complete or current and is based upon information and judgments in publicly available documents relating to such states and territory. The Funds have not verified any of this information.


California Bonds

In California, unemployment has decreased in recent years, but remains above the national average. California continues to face substantial challenges resulting from growing student enrollments, prison funding required by new mandatory sentencing laws, social service needs, and increased demands for general infrastructure spending. Moreover, the State's reserve levels are relatively small compared to the size of the State's budget.

In recent years, a significant portion of California's revenues derived from taxes on capital gains, which in part have been linked to the performance of the securities markets. Poor performance by the securities markets could thus have a significant impact on the State's revenues.

Various constitutional and statutory provisions may affect the ability of issuers of California municipal bonds to meet their financial obligations. Decreases in State and local revenues due to such provisions may reduce the ability of California issuers to satisfy their obligations.

The taxing and spending authority of California's governmental entities has been limited by the adoption of constitutional amendments. Proposition 13, enacted in 1978, constrains the fiscal condition of local governments by limiting ad valorem taxes on real property and restricting the ability of taxing entities to increase real property and other taxes. In 1996, voters approved Proposition 218, which limits the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval, and clarifies the right of local voters to reduce taxes, fees, assessments or charges through local initiatives. Proposition 218 is generally viewed as restricting the flexibility of local governments, and consequently has and may further cause reductions in ratings of some cities and counties. The State is also subject to an annual appropriations limit imposed by Article XIII B of the State Constitution, which prohibits the state from spending the proceeds of tax revenues, regulatory licenses, user charges or other fees beyond imposed appropriations limits that are adjusted annually based on per capita personal income and changes in population. Revenues that exceed the limitation are measured over consecutive two-year periods, and any excess revenues are divided equally between transfers to schools and community colleges and refunds to taxpayers. Certain appropriations, including appropriations for the debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by voters, are not subject to this limitation.

The effect of these various provisions on the ability of California issuers to pay interest and principal on their obligations remains unclear in many cases. In any event, the effect may depend on whether a particular California municipal bond is a general or limited obligation bond (limited obligation bonds generally being less affected by such changes) and on the type of security, if any, provided for the bond. Future amendments to the California Constitution or statutory changes also may harm the ability of the State or local issuers to repay their obligations.

Connecticut Bonds

Although Connecticut's economy has performed well in recent years, growth is expected to moderate. Moreover, the State's high level of tax-supported debt remains a concern because it poses a relatively significant burden on the State's revenue base.

Connecticut law limits the indebtedness payable from the General Fund tax receipts. In 1992, Connecticut voters approved a constitutional amendment, which requires a balanced budget for each year and imposes a cap on the growth of expenditures. The General Assembly cannot authorize an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures for the previous fiscal year by a percentage, which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation. There is an exception provided if the governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed the limit for purposes of such emergency or extraordinary circumstances. Expenditures for the payment of bonds, notes and other evidences of indebtedness are excluded from the constitutional and statutory definitions of general budget expenditures.

Hawaii Bonds

Hawaii's economy performed poorly in the 1990s, but has shown signs of recovery. Hawaii's economy is concentrated in retail trade and tourism and also includes construction, agriculture and military operations. In the 1990s, Hawaii's economy was harmed by financial and economic downturns in Southeast Asia. Construction activity also declined during this period. Agriculture, dominated by pineapple and sugar production, experienced increased foreign competition.

Economic diversification projects are under way, including expansion of containerized port facilities, aquaculture and other agricultural products, but these projects have not yet had any significant positive effects on the State's overall economy.

Although the construction and manufacturing industries have experienced significant job losses in recent years, while unemployment rates increased in recent years, there are potential indications that Hawaii's economic performance is improving.

Hawaii's debt burden remains among the highest of all the U.S. states, although the State government funds many activities typically funded by local governments.

The Hawaii Constitution provides that general obligation bonds may only be issued by the State if such bonds at the time of issuance will not cause the total amount of principal and interest payable in the current or any future fiscal year, whichever is higher, on such bonds and on all outstanding general obligation bonds in the current or any future fiscal year, whichever is higher, to exceed 18.5% of the average general fund revenues of Hawaii in the three fiscal years immediately before the issuance.

Minnesota Bonds

Minnesota relies heavily on individual, sales and corporate income taxes for revenues, all of which are sensitive to economic conditions and could be adversely affected by an economic downturn.

The Minnesota legislature enacted a provision that interest on obligations of Minnesota governmental units be included in the net income of individuals, trusts and estates for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest is unlawful in that it discriminates against interstate commerce because interest on obligations of governmental issuers in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, no matter when the obligations were issued. Should a court so rule, the value of securities held by the Fund, and thus the value of the Fund's shares, would likely decrease, perhaps significantly.

Missouri Bonds

Economic reversals in either Kansas City or St. Louis metropolitan areas, whose Missouri portions together contain a significant portion of the State's population, would have a major impact on the State's overall economic condition. Changes in military appropriations, which play an important role in the State's economy, could adversely affect unemployment rates. The State has a significant agricultural sector that may experience problems comparable to those that have occurred in other states. To the extent that any such problems intensify, there could be an adverse impact on the overall economic condition of the State. Per capita income is slightly below the national average.

Certain provisions of the Constitution of Missouri could adversely affect payment on Missouri municipal bonds. The State Constitution provides that the General Assembly may issue general obligation bonds without voter approval solely for the purpose of (1) refunding outstanding bonds or (2) upon the recommendation of the Governor, for a temporary liability by reason of unforeseen emergency or of deficiency in revenue in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years or as otherwise specifically provided.

The Constitution imposes in the Tax Limitation Amendment limits on the amount of State taxes that may be collected by the State of Missouri in any fiscal year. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. If total State revenues exceed the State revenue limit by more than one percent, the State is required to refund the excess. The revenue limit can only be exceeded if the General Assembly approves by a two-thirds vote of each House an emergency declaration by the Governor. Revenues have exceeded the limit in the past triggering an income tax refund liability under the Constitution.

To the extent that the payment of general obligation bonds issued by the State of Missouri or a unit of local government in the Fund' portfolio is dependent on revenues from the levy of taxes and such obligations have been issued subsequent to the date of the Tax Limitation Amendment's adoption, November 4, 1980, the ability of the State of Missouri or the appropriate local unit to levy sufficient taxes to pay the debt service on such bonds may be affected.

New Jersey Bonds

The State's economy has been steadily growing since the recession in the early 1990s, but growth is expected to moderate.

State debt levels, however, have been increasing, and are above historical levels. In addition, State law and the State Constitution restrict appropriations. Statutory or legislative restrictions of such character may adversely affect a municipality's or any other bond-issuing authority's ability to repay its obligations.

The New Jersey Constitution provides, in part, that no money shall be drawn from the State treasury except for appropriations made by law and that no law appropriating money for any State purpose shall be enacted if the appropriations contained therein, together with all prior appropriations made for the same fiscal period, shall exceed the total amount of the revenue on hand and anticipated to be available to meet such appropriations during such fiscal period, as certified by the Governor.

New Jersey's Local Budget Law imposes specific budgetary procedures upon counties and municipalities ("local units"). Every local unit must adopt an operating budget that is balanced on a cash basis, and the Director of the Division of Local Government Services must examine items of revenue and appropriation. State law also regulates the issuance of debt by local units, by limiting the amount of tax anticipation notes that may be issued by local units and requiring their repayment within 120 days of the end of the fiscal year (six months in the case of the counties) in which issued. With certain exceptions, no local unit is permitted to issue bonds for the payment of current expenses or to pay outstanding bonds, except with the approval of the Local Finance Board. Local units may issue bond anticipation notes for temporary periods not exceeding in the aggregate approximately ten years from the date of first issue. The debt that any local unit may authorize is limited by statute. State law restricts total appropriations increases to 5% annually for such entities, with certain exceptions.

New York Bonds

The New York economy has expanded as it continues to recover from the national recession of the early 1990s, although growth remains somewhat slower than the national level. While new jobs have been added, employment growth is projected to slow. The unemployment rate continues to decrease, although it remains above the national rate.

Circumstances adversely affecting the State's credit rating may directly or indirectly affect the market value of bonds issued by the State's political subdivisions and its Authorities to the extent that those entities depend, or are perceived to depend, upon State financial assistance. Conversely, the fiscal stability of the State is related to the fiscal stability of New York City and of the Authorities. The State's experience has been that if New York City or any of the Authorities suffers serious financial difficulty, the ability of the State, New York City, the State's political subdivisions and the Authorities to obtain financing in the public credit markets is adversely affected. This results, in part, from the expectation that to the extent that any Authority or local government experiences financial difficulty it will seek and receive State financial assistance. Moreover, New York City accounts for a substantial portion of the State's population and tax receipts, so New York City's financial integrity affects the State directly. Accordingly, if there should be a default by New York City or any of the Authorities, the market value and marketability of all New York State tax-exempt bonds could be adversely affected. This would have an adverse effect on the net asset value and liquidity of the Fund, even though securities of the defaulting entity may not be held by the Fund.

The fiscal stability of the State is related to the fiscal stability of its Authorities, which generally are responsible for financing, constructing and operating revenue-producing public facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts indicated in their legislative authorization. Only a portion of these obligations are guaranteed by the State or supported by the State through lease-purchase or contractual-obligation financing arrangements or through moral obligation provisions. While principal and interest payments on outstanding Authority obligations normally are paid from revenues generated by projects of the Authorities, in the past the State has had to appropriate large amounts to enable certain Authorities (in particular, the New York State Urban Development Corporation and the New York State Housing Finance Agency) to meet their financial obligations. Further assistance to these Authorities may be required in the future. The amount of debt issued by the Authorities is substantial.

The fiscal health of the State is closely related to the fiscal health of its localities, particularly the City of New York (the "City"), which has required and continues to require significant financial assistance from the State. In response to the City's fiscal crisis in 1975, the State took a number of steps to assist the City in returning to fiscal stability. Among these actions, the State created the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for the City of New York, which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for New York City ("OSDC") in the Office of the State Comptroller to assist the Control Board in exercising its powers and responsibilities.

The City operates under a four-year Financial Plan that is prepared annually and is periodically updated. In 1986, the Control Board's powers of approval over the City's Financial Plan were suspended when certain statutory conditions were met. However, the Control Board, MAC and OSDC continue to exercise various monitoring functions relating to the City's financial position and upon the occurrence of certain events, including, but not limited to, a City operating budget deficit of more than $100 million, the Control Board is required by law to impose a "Control Period." The City submits its financial plans as well as periodic updates to the Control Board for its review.

Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussions of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

Certain localities in addition to the City have experienced financial problems and have received additional State assistance during the last several years. Large-scale problems, such as declining city populations, increasing expenditures, and other economic trends could adversely affect localities, necessitating State assistance.

The State's overall debt burden is high, future capital needs are significant, and reserve levels are relatively lower than in other states. Moreover, municipalities and school districts have engaged in substantial short-term and long-term borrowing.

A downturn in the financial services sector could cause the value of New York State tax-exempt bonds to decrease. The State's economy and the government's financial position significantly rely on the financial services sector. The financial services sector is the second largest source of revenue for the State.

The State is implementing an aggressive tax-reduction program that will rely on current reserves and economic expansion, or the ability to control expenditures to achieve planned tax-reductions. The reduction of reserves could leave the State more vulnerable to an economic downturn. Moreover, if projected expansion does not occur, or the State is unable to control expenditures, the State's finances could be harmed.

Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities.

Texas Bonds

Due to the State's expansion in Medicaid spending and other Health and Human Services programs requiring federal matching revenues, federal receipts have recently been the State's main revenue source. Any change in federal law that decreases these receipts could have a significant impact on the State's operating budget.

The State Constitution prohibits the State from levying ad valorem taxes on property for general revenue purposes. The State Constitution also limits the rate of growth of appropriations from tax revenues not dedicated by the Constitution during any biennium to the estimated rate of growth for the State's economy. The Legislature may avoid this constitutional limitation if it finds, by a majority vote of both Houses, that an emergency exists. The State Constitution authorizes the Legislature to provide by law for the implementation of this restriction, and the Legislature, pursuant to such authorization, has defined the estimated rate of growth in the State's economy to mean the estimated increase in State personal income.

In 1997, voters approved a constitutional amendment that prohibits the legislature from authorizing additional state debt payable from general revenues if the resulting annual debt service exceeds five percent of an amount equal to the average amount of general revenue for the three immediately preceding years, excluding revenues constitutionally dedicated for purposes other than payment of debt service.

Washington Bonds

The economic base of the State includes manufacturing and service industries as well as agricultural and timber production. Overall manufacturing employment within the state experienced a decline from 1990 through 1995 with a rebound in 1996 through 1998. The Boeing Company is the state's largest employer. Boeing exerts a significant impact on overall state production, employment and labor earnings.

Forest products rank second behind aerospace in value of total production. A continued decline in overall production during the next few years is expected due to federally imposed limitations on the harvest of old-growth timber and the inability to maintain the recent record levels of production increases.

International trade plays an important role in the State's employment base, as one in six jobs in the State is related to international trade. The State's trade levels depend largely on national and world (rather than local) economic conditions, including consumer demand. Washington expects a slowdown in employment growth as a result of slower U.S. economic growth, the Asian financial crisis and a mild downturn in aerospace employment.

Personal income growth is expected to slow, although it continues to outpace the average U.S. personal income growth. Employment growth has moderated recently and is expected to slow further.

As of July 1, 1995, Initiative 601, which was voted into law in November 1993, limits increases in General Fund-State government expenditures to the three-year average rate of population and inflation growth. Thus far, Initiative 601 has not had a restrictive impact on the State's budget.

In addition, in late 1999 Washington voters approved State of Washington Initiative 695 which would have effected significant changes in potential revenue sources available to finance various services and projects throughout the State. The Initiative would have effectively reduced the revenue to be derived from the State motor vehicle excise tax and required voter approval to raise various state and local taxes and fees. This initiative, however, has been found unconstitutional. This year, the voters approved Initiative 722, which would limit local taxation, but it is in litigation and its implementation has been enjoined.

Washington's Constitution, as interpreted by the State Supreme Court, prohibits the imposition of net income taxes. For the fiscal year ending June 30, 1998, approximately 76.2% of the State's tax revenues derived from general and selective sales and gross receipts taxes.

With certain exceptions, the amount of State general obligation debt that may be incurred is limited by constitutional and statutory restrictions.

Florida Bonds

Recent increases in population have placed increased pressure on the State's transportation infrastructure and other facilities.

Florida's economy is still somewhat dependent on employment related to construction, agriculture, manufacturing, although it has shifted toward more dependence on services and trade-related employment. Tourism continues to be one of Florida's most important industries. A significant downturn in any of these sectors could adversely affect the Florida economy.

Florida's tax base is relatively narrow, with most of its revenues derived from the state's sales and use tax. This reliance on a cyclical revenue source creates some vulnerability. In addition, Florida's debt burden has increased recently.

In 1994, Florida passed a constitutional amendment that limits the rate of growth in state revenues. This limitation, however, exempts revenues pledged to bonds.

Georgia Bonds

Georgia's rapid economic growth and expansion have stressed the State's infrastructure, particularly in the Atlanta area.

The Georgia Constitution provides that the State may incur general obligation debt and guaranteed revenue debt for public purposes. However, the Georgia Constitution imposes certain debt limits and controls. General obligation debt cannot exceed 10 percent of total revenue receipts less refunds of the State treasury.

Michigan Bonds

Michigan's economy remains heavily concentrated in the manufacturing sector. The State's automobile industry remains an important component of this sector. Accordingly, the State's economy is potentially more volatile than those of other states with more diverse economies and may be more likely to be adversely affected by recent global economic problems.

Michigan has several legislative and constitutional provisions that could affect the State's financial condition. As a result of legislative action in 1993, and a statewide referendum in 1994, the State has made major changes in the financing of local public schools. Most local property taxes, which had been the primary source of school financing, have been repealed. They have been replaced by other revenues, with the principal replacement revenue being an increased sales tax. These additional revenues will be included within the State's constitutional revenue limitations and may have an impact on the State's ability to raise additional revenues in the future.

The State Constitution provides that the total amount of general ad valorem taxes imposed on taxable property in any year cannot exceed certain millage limitations set by the Constitution, statute or charter. The Constitution prohibits local units of government from levying any tax not authorized by law or charter, or from increasing the rate of an existing tax above the rate authorized by law or charter, without the approval of the electors of the local unit voting on the question. Local units of government and local authorities are authorized to issue bonds and other evidences of indebtedness in a variety of situations without the approval of electors, but the ability of the obligor to levy taxes for the payment of such obligations is subject to the foregoing limitations unless the obligations were authorized before December 23, 1978 or approved by the electors. The Constitution also contains millage reduction provisions.

In 1978, the Michigan Constitution was amended to limit the amount of total state revenues raised from taxes and other sources. The State may, however, raise taxes in excess of the limit for emergencies, when deemed necessary by the Governor and two-thirds of the members of each house of the Legislature. The revenue limit does not apply to taxes imposed for the payment of principal of and interest on bonds of the State, if the bonds are approved by voters and authorized by a vote of two-thirds of the members of each House of the Legislature. The Constitution also provides that the proportion of State spending paid to all local units of government to total State spending may not be reduced below the proportion in effect in the 1978-79 fiscal year.

Pennsylvania Bonds

Employment growth in Pennsylvania has shown signs of slowing.

The Pennsylvania Constitution limits the total operating budget appropriations made by the Commonwealth's General Assembly. Pennsylvania engages in short-term borrowing to fund expenses within a fiscal year through the sale of tax anticipation notes, for the account of the General Fund or the Motor License Fund or both such funds. Tax anticipation notes must mature within the fiscal year of issuance. The principal amount issued, when added to that outstanding, may not exceed, in the aggregate, 20% of the revenues estimated to accrue to the appropriate fund or both funds in the fiscal year. The Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget.

Puerto Rico Bonds

Each fund may invest in bonds issued by the Commonwealth of Puerto Rico and its instrumentalities. The economy of Puerto Rico is dominated by the manufacturing and service sectors. Puerto Rico's economic health is closely tied to the price of oil and the state of the U.S. economy. Although its unemployment rate has generally declined in recent years, Puerto Rico's unemployment rate continues to substantially exceed the U.S. average. Continued growth of the Puerto Rico economy depends on factors such as the state of the U.S. economy, stability of the price of oil and borrowing costs.

Much of the development of the manufacturing sector in Puerto Rico to date can be attributed to various federal and Commonwealth tax incentives, most notably
Section 936 of the Internal Revenue Code (the "Code"), which allows companies with operations in Puerto Rico and other U.S. territories to receive a credit to be used against U.S. taxes on certain income from operations and the Commonwealth's Industrial Incentives Program. However, in 1996 amendments were passed that phase out Section 936 tax credits over ten years for existing claimants and eliminate it for corporations without established operations after October 1995. The long-term effects on the Puerto Rico economy of the repeal of
Section 936 cannot yet be determined, although the Puerto Rico does not expect the repeal to have material adverse effects on the Commonwealth's economy in the short- or medium-term. The Commonwealth also needs to address its substantial unfunded pension liabilities to its two main public pension systems.

The Constitution of Puerto Rico limits the direct obligations of the Commonwealth evidenced by full faith and credit bonds or notes.

In recent years the Commonwealth has had higher levels of public sector debt compared to the growth in gross product. This trend is expected to continue during the next few fiscal years as the level of public sector capital investment remains high.

                        LORD ABBETT TAX-FREE INCOME TRUST

                                     PART C
                                OTHER INFORMATION

Item 23     Exhibits

            (a)   Declaration of Trust is incorporated by reference.

            (b)   By-Laws, as amended March 9, 2000. Filed herein.

            (c) Instruments Defining Rights of Security Holders. Not applicable.

            (d)   Management Agreement is incorporated by reference.

            (e)   Distribution Agreement is incorporated by reference.

            (f)   Bonus or Profit Sharing Contracts. Filed herein.

            (g)   Custodian Agreement is incorporated by reference.

            (h)   Transfer Agency Agreement is incorporated by reference.

            (i)   Legal Opinion. Filed herein.

            (j)   Other Opinion. Consent of Deloitte & Touche, LLP filed herein.

            (k)   Omitted Financial Statements is incorporated by reference.

            (l)   Initial Capital Agreements is incorporated by reference.

            (m)   Rule 12b-1 Plans. Incorporated by reference.
                        Rule 12b-1 Class A Plan
                        Rule 12b-1 Class B Plan
                        Rule 12b-1 Class C Type II Plan
                        Rule 12b-1 Class P Plan

            (n)   Financial Data Schedule. Not applicable.

            (o)   Rule 18f-3 Plan. Filed herein.

            (p)   Code of Ethics. Filed herein.

Item 24     Persons Controlled by or Under Common Control with the Fund

            None.

Item 25     Indemnification

            All Trustees, officers, employees and agents of Registrant are to be indemnified as set forth in Section 4.3 of Registrant's Declaration of Trust.

            Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

            In addition, Registrant maintains a Trustees' and officers' errors and omissions liability insurance policy protecting Trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as Trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 26     Business and Other Connections of Investment Adviser

            Lord, Abbett & Co. acts as investment adviser for the Lord Abbett registered investment companies and provides investment management services to various pension plans, institutions and individuals. Lord Abbett Distributor, a limited liability corporation, serves as their distributor and principal underwriter. Other than acting as trustees, directors and/or officers of open-end investment companies managed by Lord, Abbett & Co., none of Lord, Abbett & Co.'s partners has, in the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, or partner of any entity.

Item 27     Principal Underwriters

            (a)   Lord Abbett Affiliated Fund, Inc.
                  Lord Abbett Bond-Debenture Fund, Inc.
                  Lord Abbett Developing Growth Fund, Inc.
                  Lord Abbett Global Fund, Inc.
                  Lord Abbett Investment Trust
                  Lord Abbett Large-Cap Growth Fund
                  Lord Abbett Mid-Cap Value Fund, Inc.
                  Lord Abbett Research Fund, Inc.
                  Lord Abbett Series Fund, Inc.
                  Lord Abbett Securities Trust
                  Lord Abbett Tax-Free Income Fund, Inc.
                  Lord Abbett Tax-Free Income Trust
                  Lord Abbett U.S. Government Money Market Fund, Inc

            (b) The partners of Lord, Abbett & Co. who are also officers of the Trust are:

            Name and Principal            Positions and Offices
            Business Address*             with Registrant
            ------------------            ---------------------

            Robert S. Dow                 Chairman and President
            Paul A. Hilstad               Vice President & Secretary
            Joan A. Binstock              Vice President
            Zane E. Brown                 Vice President
            Daniel E. Carper              Vice President

            The other partners who are neither officers nor directors of the Trust are: Stephen I. Allen, John E. Erard, Robert P.Fetch, Daria L. Foster, Robert I Gerber, W. Thomas Hudson, Jr., Stephen I. McGruder, Michael B. McLaughlin, Robert G. Morris, Robert J. Noelke, R. Mark Pennington, Eli M. Salzmann and Christopher J. Towle.

            *Each of the above has a principal business address:
            90 Hudson Street, Jersey City, New Jersey  07302-3973

      (c)   Not applicable

Item 28     Location of Accounts and Records

            Registrant maintains the records, required by Rules 31a - 1(a) and
            (b), and 31a - 2(a) at its main office.

            Lord, Abbett & Co. maintains the records required by Rules 31a - 1(f) and 31a - 2(e) at its main office.

            Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of the Registrant's Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3.

Item 29     Management Services

            None

Item 30     Undertakings

            The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

            The Registrant undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Fund certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and had duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey on the 30th day of January, 2001.

                                    LORD ABBETT TAX-FREE INCOME TRUST

                                                BY:   /s/ Christina T. Simmons
                                                      ------------------------
                                                      Christina T. Simmons
                                                      Vice President

                                                BY:   /s/ Francie W. Tai
                                                      ------------------
                                                      Francie W. Tai
                                                      Treasurer

                        Lord Abbett Tax-Free Income Trust

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                             Title                         Date
----------                             -----                         ----

                               Chairman, President
/s/Robert S. Dow*                 and Director/Trustee          January 30, 2001
-----------------              -----------------------          ----------------
Robert S. Dow

/s/ E. Thayer Bigelow*            Director/Trustee              January 30, 2001
--------------------------        ----------------              ----------------
E. Thayer Bigelow

/s/William H. T. Bush*            Director/Trustee              January 30, 2001
--------------------------        ----------------              ----------------
William H. T. Bush

/s/Robert B. Calhoun, Jr*.        Director/Trustee              January 30, 2001
--------------------------        ----------------              ----------------
Robert B. Calhoun, Jr.

/s/Stewart S. Dixon*              Director/Trustee              January 30, 2001
--------------------------        ----------------              ----------------
Stewart S. Dixon

/s/C. Alan MacDonald*             Director/Trustee              January 30, 2001
--------------------------        ----------------              ----------------
C. Alan MacDonald

/s/Thomas J. Neff*                Director/Trustee              January 30, 2001
--------------------------        ----------------              ----------------
Thomas J. Neff

*Lawrence H. Kaplan
--------------------------
  Attorney-in-Fact